OPPENHEIMER SMALL CAP GROWTH FUND/VA
                       a series of Oppenheimer Variable Account Funds
                               Supplement dated May 24, 2000
                            to the Prospectus dated May 1, 2000

The Prospectus is changed as follows: The section captioned "Portfolio Manager" on page 6 is deleted and replaced with the following:

     |X| Portfolio Management. Since May 24, 2000, the Fund has been managed by a portfolio management team comprised of investment professionals selected from the Manager's growth team in its equity portfolio department. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Certain members of the Fund's portfolio management team have portfolio management responsibilities for other Oppenheimer funds.




May 24, 2000                                                         PS0297.004
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Oppenheimer Variable Account Funds
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6803 S. Tucson Way, Englewood, Colorado 80112
1-888-470-0861


Statement of Additional Information dated May 1, 2000;
Revised May 24, 2000


OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") is an investment company consisting of ten separate Funds (the "Funds"):

Oppenheimer Money Fund/VA Oppenheimer High Income Fund/VA Oppenheimer Bond Fund/VA Oppenheimer Strategic Bond Fund/VA Oppenheimer Aggressive Growth Fund/VA Oppenheimer Capital Appreciation Fund/VA Oppenheimer Small Cap Growth Fund/VA Oppenheimer Global Securities Fund/VA Oppenheimer Multiple Strategies Fund/VA Oppenheimer Main Street Growth & Income Fund(R)/VA

Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts and other insurance company separate accounts, as described in the Prospectuses for the Funds and for the insurance products you have selected.


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and the Trust, and supplements information in the Funds' Prospectuses dated May 1, 2000. It should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


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Contents
                                                              Page
About the Funds

Additional Information About the Funds' Investment
Policies and Risks                                            3
   The Funds' Investment Policies............................ 3
   Other Investment Techniques and Strategies................ 11
   Investment Restrictions................................... 30
How the Funds are Managed ................................... 32
   Organization and History.................................. 32
   Trustees and Officers..................................... 34
   The Manager............................................... 41
Brokerage Policies of the Funds.............................. 43
Distribution and Service Plans (Service Shares Only)......... 45
Performance of the Funds..................................... 46


About Your Account

How To Buy and Sell Shares................................... 52
Dividends, Capital Gains and Taxes........................... 56
Additional Information About the Funds....................... 56


Financial Information About the Funds

Independent Auditors' Report................................. 58
Financial Statements......................................... 59
Appendix A: Ratings Definitions.............................. A-1
Appendix B: Industry Classifications......................... B-1
Appendix C: Major Shareholders............................... C-1


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ABOUT THE FUNDS
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Additional Information About the Funds' Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Funds are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Funds' investment Manager, OppenheimerFunds, Inc., can select for the Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective. The full name of each Fund is shown on the cover page, after which the word "Oppenheimer" is omitted from these names to conserve space.

The Funds' Investment Policies. The composition of the Funds' portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goals. They may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Funds' portfolios, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.


      The Funds are categorized by the types of investment they make. Capital Appreciation Fund/VA, Aggressive Growth Fund/VA, Small Cap Growth Fund/VA and Global Securities Fund/VA can be categorized as "Equity Funds." High Income Fund/VA, Bond Fund/VA, and Strategic Bond Fund/VA can be categorized as "Fixed Income Funds." Multiple Strategies Fund/VA and Main Street Growth & Income Fund/VA share the investment characteristics (and certain of the Investment Policies) of both the Equity Funds and the Fixed Income Funds, depending upon the allocations determined from time to time by their portfolio managers. The allocation of Main Street Growth & Income Fund/VA's portfolio to equity securities is generally substantially larger than its allocation to fixed-income securities. Money Fund's/VA investment policies are explained separately; however, discussion below about investment restrictions, repurchase agreements, illiquid securities and loans of portfolio securities also apply to Money Fund/VA.


      |X| Investments in Equity Securities. The Equity Funds focus their investments in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that a Fund has investments in smaller capitalization companies at times of market volatility, that Fund's share price may fluctuate more. Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the goal of preservation of principal.

           |_| Growth Companies. The Equity Funds in particular may invest in securities of "growth" companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the Manager's view define them as "growth" issuers.

      They may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio managers of the Funds look for growth companies with strong, capable management sound financial and accounting policies, successful product development and marketing and other factors.

           |_| Value Investing. In selecting equity investments, the portfolio managers for the Equity Funds in particular may from time to time use a value investing style. In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios, rather than seeking stocks of "growth" issuers. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that a Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures that can be used to identify these securities include, among others:

|_| Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

|_| Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.

|_| Dividend Yield is measured by dividing the annual dividend by the stock price per share.

|_| Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.


           |_| Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described below in "Debt Securities."

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2)   whether  the  issuer  of the  convertible  securities  has  restated  its
        earnings  per  share  of  common  stock  on  a  fully   diluted   basis
        (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

           |_| Rights and Warrants. The Funds may invest in warrants or rights. They do not expect that their investments in warrants and rights will exceed 5% of their total assets.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Investments in Bonds and Other Debt Securities. The Fixed Income Funds in particular can invest in bonds, debentures and other debt securities to seek current income as part of its investment objective.

      The Funds' debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated in one of the four highest categories by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch IBCA,
Inc., Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization, or if unrated or split-rated, determined by the Manager to be of comparable quality. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness.

           |_| U.S. Government Securities. The Funds can buy securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to very little credit risk. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Fund will invest in securities of U.S. government agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

           |_| Special Risks of Lower-Grade Securities. Because lower-rated securities tend to offer higher yields than investment grade securities, a Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for a Fund's portfolio).

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment-grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, Fitch IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described below, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, that Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described below. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fixed Income Funds can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of that Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium that Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Fund's mortgage-related securities were to decrease broadly, that Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

           |_|  Collateralized  Mortgage  Obligations.   CMOs  are  multi-class
bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)        unsecuritized   mortgage   loans  insured  by  the  Federal   Housing
           Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages,
(4) other mortgage-related securities, or
(5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| Foreign Securities. The Equity Funds and the Fixed Income Funds may invest in foreign securities, and Global Securities Fund expects to have substantial investments in foreign securities. These include equity securities issued by foreign companies and debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.


      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of a Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Funds may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Funds have available for distribution. Because a portion of the Funds' investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations. After the Funds have distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

           |_| Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fixed Income Funds may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fixed  Income  Funds  can  invest  in U.S.  dollar-denominated  "Brady
Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

           |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on foreign  markets than in the
        U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o       possibilities in some countries of expropriation, confiscatory taxation,
        political,   financial  or  social  instability  or  adverse  diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

           In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

           |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

      The Funds intend to invest less than 5% of their total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue. Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

      The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Fund might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Fund will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Fund could lose a substantial portion of its investments in such countries. A Fund's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rates at which the Funds traded their portfolio securities during its last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Funds' portfolio turnover rates will fluctuate from year to year, and any of the Funds may have portfolio turnover rates of more than 100% annually.

Other  Investment  Techniques  and  Strategies.   In  seeking  their  respective
objectives, the Funds may from time to time use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Funds may invest in securities of small, unseasoned companies, subject to limits (if any) stated in that Fund's Prospectus. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect their ability to dispose of them and can reduce the price the Funds might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Funds are attempting to dispose of their holdings of that security. In that case, a Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X| When-Issued and Delayed-Delivery Transactions (All Portfolios). The Funds may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Funds. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to that portfolio from the investment. No income begins to accrue to the Funds on a when-issued security until the Funds receive the security at settlement of the trade.

      The Funds will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause that Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.


      At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on their books and reflects the value of the security purchased in determining that Fund's net asset value. In a sale transaction, it records the proceeds to be received. That Fund will identify on its books liquid assets at least equal in value to the value of that Fund's purchase commitments until that Fund pays for the investment.


      When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in their portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fixed Income Funds may buy zero-coupon and delayed interest securities, and "stripped" securities of foreign government issuers, which may or may not be backed by the "full faith and credit" of the issuing foreign government, and of corporations. The Fixed Income Funds may also buy zero-coupon and "stripped" U.S. government securities. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X| "Stripped" Mortgage-Related Securities. The Fixed Income Funds can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, that Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X| Repurchase Agreements. The Funds may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Funds buy a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S.



branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.


      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limit on holding illiquid investments. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets (for Money Fund/VA, 10%) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreement are in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Funds' investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, that Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When a Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. That Fund would bear the risks of any downward price fluctuation during that period.

      The Funds may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a Fund's ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

      The Funds have limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Funds' holdings of that security may be considered to be illiquid.


      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Forward Rolls. The Funds can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the Funds sell a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Funds in excess of the yield on the securities that have been sold.


      The Funds will only enter into "covered" rolls. To assure their future payment of the purchase price, the Funds will identify as segregated on their respective books liquid assets in an amount equal to their respective payment obligations under the roll.


      These transactions have risks. During the period between the sale and the repurchase, the Funds will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Funds sell may decline below the price at which the Funds are obligated to repurchase securities.


      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes or income, the Funds can lend their portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 10% of the value of that Fund's net assets. The Funds currently do not intend to engage in loans of securities in the coming year, but if they do so, such loans will not likely exceed 5% of that Fund's total assets.


      There are some risks in connection with securities lending. The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Funds must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, or securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which that Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Funds.

      When they lend securities, that Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. That Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.


      |X| Borrowing for Leverage. Each Fund has the ability to borrow from banks on an unsecured basis. Each Fund has undertaken to limit borrowing to 25% of the value of that Fund's net assets, which is further limited to 10% if borrowing is for a purpose other than to facilitate redemptions. Investing borrowed funds in portfolio securities is a speculative technique known as "leverage." As a matter of fundamental policy, borrowings can be made only to the extent that the value of that Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of that Fund's assets fails to meet this 300% asset coverage requirement, that Fund will reduce its bank debt within three days to meet the requirement. To do so, that Fund might have to sell a portion of its investments at a disadvantageous time.


      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, that Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Funds do not contemplate using this technique in the next year but if they do so, it will not likely be to a substantial degree.

      |X| Derivatives. The Funds can invest in a variety of derivative investments for hedging purposes. Some derivative investments the Funds can use are the hedging instruments described below in this Statement of Additional Information. The Equity Funds do not use, and do not currently contemplate using, derivatives or hedging instruments to a significant degree in the coming year and they are not obligated to use them in seeking their objectives.

      Other derivative investments the Fixed Income Funds can invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative these Funds may use. Typically, these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fixed Income Funds can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.
      |X| Hedging. Although the Funds can use hedging instruments, they are not obligated to use them in seeking their objective. To attempt to protect against declines in the market value of the Funds' portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds could:
      |_|    sell futures contracts,
      |_| buy puts on such futures or on securities, or |_| write covered calls on securities or futures. Covered calls may also be used to increase the Funds' income, but the Manager does not expect to engage extensively in that practice.

      The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Funds would normally seek to purchase the securities and then terminate that hedging position. The Funds might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Funds could:
      |_| buy futures, or
      |_| buy calls on such futures or on securities.

      The Funds' strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Funds' investment objective and are permissible under applicable regulations governing the Fund.


      |_| Futures.  The Funds can buy and sell futures  contracts that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures"), (2) bond indices (these are referred to as "bond index futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4) foreign currencies (these are referred to as "forward contracts").


      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.


      No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Funds' custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Funds may elect to close out their position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. Any loss or gain on the future is then realized by that Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      |_| Put and Call Options. The Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Funds can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

           |_| Writing Covered Call Options. The Funds can write (that is, sell) covered calls. If a Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable that Fund to satisfy its obligations if the call is exercised. Up to 100% of a Fund's total assets may be subject to calls that Fund writes.

      When a Fund writes a call on a security, it receives cash (a premium). That Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. That Fund shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Funds' custodian bank, or a securities depository acting for the custodian bank, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Funds have written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Funds enter into a closing transaction.

      When a Fund writes an over-the-counter ("OTC") option, that Fund will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. That Fund may realize a profit if the call expires unexercised, because that Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by a Fund they are taxable as ordinary income. If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      A Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, that Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would that Fund's receipt of an exercise notice as to that future require that Fund to deliver a futures contract. It would simply put that Fund in a short futures position, which is permitted by the Funds' hedging policies.

           |_| Writing Put Options. Each Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Funds will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If a Fund writes a put, the put must be covered by segregated liquid assets. The premium the Funds receive from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, that Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put a Fund has written expires unexercised, that Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, that Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, that Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security, that Fund will identify as segregated on its records liquid assets with a value equal to or greater than the exercise price of the underlying securities. That Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require that Fund to take delivery of the underlying security and pay the exercise price. No Fund has control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, that Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit that Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by a Fund, is taxable as ordinary income.

           |_| Purchasing Calls and Puts. Each Fund can purchase calls to protect against the possibility that its portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. That Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If a Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      A Fund can buy puts whether or not it holds the underlying investment in its portfolio. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures a Fund owns enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. A gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      A Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

           |_| Buying and Selling Options on Foreign Currencies. A Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to a Fund's position. That Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying as segregated on its books liquid assets in an amount equal to the exercise price of the option.


      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause a Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause that Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset values being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, that Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of that Fund's securities. For example, it is possible that while a Fund has used a hedging instrument in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instrument and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instrument is based.

      The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged are more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If that Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. A Fund may also use "cross-hedging" where it hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

          The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, that Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Fund could also use forward contracts to lock in the U.S. dollar value of a portfolio position. This is called a "position hedge." When a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      A Fund will cover its short position in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. No Fund will enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

          The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if a Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Funds may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

          |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Funds are required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, a Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of a Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Funds' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as that Fund (or an adviser that is an affiliate of the Funds' advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Fund purchases a future, it must identify as segregated on its records liquid assets in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts a Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by that Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1) gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities, and

(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

|_|   obligations  issued  or  guaranteed  by  the  U.  S.  government  or  its instrumentalities or agencies,
|_| commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
|_| short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_| certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

      Money Fund/VA Investment Policies. Under Rule 2a-7, Money Fund/VA may purchase only "Eligible Securities," as defined below, that the Manger, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risk. An "Eligible Security" is (a) a security that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" as defined in Rule 2a-7 ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization (the "Rating Requirements"), (b) a security that is guaranteed, and either that guarantee or the party providing that guarantee meets the Rating Requirements, or (c) an unrated security that is either issued by an issuer having another similar security that meets the Rating Requirements, or is judged by the Manager to be of comparable quality to investments that meet the Rating Requirements. Rule 2a-7 permits Money Fund/VA to purchase "First Tier Securities," which are Eligible Securities rated in the highest category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risk." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in Money Fund/VA's best interests to dispose of it.

      If Money Fund/VA disposes of the security within 5 days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in Money Fund/VA's best interests to dispose of the security. In making that determination, the Board may take into consideration default insurance coverage that Money Fund shares with other money market funds managed by the Manager and an affiliate. If such coverage is available for a portion of the loss caused by the default and the security can only be sold at a depressed price, the Board may determine it is in Money Fund/VA's best interests not to sell that defaulted security. In that case, retention of the security would not violate Rule 2a-7. Due to coverage limits, exclusions and deductibles, there can be no assurance of the adequacy or availability of insurance coverage in the event a security is in default.

      The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch IBCA, Inc., Duff & Phelps, Inc., and Thomson BankWatch, Inc. See Appendix A to this Statement of Additional Information for a description of the rating categories of the Rating Organizations.

      G Certificates of Deposit and Commercial Paper. Money Fund/VA may invest in certificates of deposit of up to $100,000 of a domestic bank if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations and the term "foreign bank" includes foreign branches of U.S. banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks. Money Fund/VA also may purchase obligations issued by other entities if they are: (i) guaranteed as to principal and interest by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Fund/VA, or (ii) subject to repurchase agreements (explained in the prospectus), if the collateral for the agreement complies with Rule 2a-7.

       Bank Loan Participation Agreements. Money Fund/VA may invest in bank loan participation agreements. They provide the Fund with an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan. In evaluating the risk of these investments, the Fund looks to the creditworthiness of the borrower that is obligated to make principal and interest payments on the loan.

       Time Deposits. Money Fund/VA may invest in fixed time deposits, which are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties; however, such deposits which are subject to such penalties, other than deposits maturing in less than 7 days, are subject to the 10% limitation applicable to illiquid securities purchased by Money Fund/VA.

        Floating   Rate/Variable  Rate  Notes.  Money  Fund/VA  may  invest  in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no less than one year. Some variable rate or floating rate obligations in which Money Fund/VA may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit. The interest rates on these notes fluctuate from time to time. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by Money Fund/VA at varying rates of interest pursuant to direct arrangements between Money Fund/VA, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. Money Fund/VA has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note at any time without penalty. It is not generally contemplated that master demand notes will be traded because they are direct lending arrangements between the lender and the borrower. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, Money Fund/VA's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In evaluating the master demand arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. If they are not rated by Rating Organizations, Money Fund/VA may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because Money Fund/VA's liquidity might be impaired if the borrower were unable to pay principal and interest on demand. There is no limit on the amount of the Money Fund/VA's assets that may be invested in floating rate and variable rate obligations. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days' notice will be subject to the 10% limitation applicable to illiquid securities purchased by Money Fund/VA.

 Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

          |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

          |_| more than 50% of the outstanding shares.

      The Funds' investment objectives are fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Funds' most significant investment policies are described in the Prospectus.

      |X| Do the Funds Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds.

      |_| No Fund can buy  securities  issued or guaranteed by any one issuer if
(i) more than 5% of its total assets would be invested in securities of that issuer or (ii) it would then own more than 10% of that issuer's voting securities, or (iii) it would then own more than 10% in principal amount of that issuer's outstanding debt securities. The restriction on debt securities does not apply to Strategic Bond Fund/VA. All of the restrictions apply only to 75% of each Fund's total assets. The limits do not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.

      |_| The Funds cannot lend money. However, they can invest in all or a portion of an issue of bonds, debentures, commercial paper or other similar corporate obligations of the types that are usually purchased by institutions, whether or not they are publicly distributed. The Funds may also enter into repurchase agreements, and make loans of portfolio securities.

      |_| The Funds cannot concentrate investments. That means they cannot invest 25% or more of their total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction. This policy does not limit investments by Money Fund/VA in obligations issued by banks.


      |_| The Funds cannot buy or sell real estate or interests in real estate. However, the Funds can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

      |_| The Funds cannot underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Funds cannot invest in commodities or commodity contracts, other than the hedging instruments permitted by any of its other fundamental policies. It does not matter whether the hedging instrument is considered to be a commodity or commodity contract.

      |_| The Funds cannot invest in the securities issued by any company for the purpose of exercising control of management of that company.

      |_| The Funds cannot invest in or hold securities of any issuer if officers and Trustees of the Funds or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Funds cannot mortgage, pledge, hypothecate or otherwise encumber any of its assets to secure a debt or a loan. However, this does not prohibit the Funds from entering into an escrow, collateral or margin arrangement with any of its investments.

      |_| The Funds cannot invest in oil, gas or other mineral explorations or development programs. However, the Funds may purchase options, futures contracts, swaps and other investments which are backed by, or the investment return from which are linked to oil, gas and mineral values.

      |_| The Funds cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Funds' policy not to concentrate its investments as described above, the Funds have adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      The Board of Trustees is expected to propose that shareholders approve a number of changes to the fundamental policies listed above. Specifically, that proposal would eliminate all but the first and last fundamental investment policies listed above. That proposal would also amend the fundamental policy of the Funds on lending and borrowing. There can be no assurance that the proposal will be submitted to shareholders by any specific date, or that once submitted, it will be approved. If adopted, these changes are not expected to change the operation of any Fund in any material manner. For that reason, no revision or supplement to this Statement of Additional Information may be made to reflect these changes if and when they are approved and implemented.

How the Funds Are Managed

Organization and History. Each Fund is an investment portfolio, or "series" of Oppenheimer Variable Account Funds (the "Trust"), a multi-series open-end diversified management investment company organized as a Massachusetts business trust that presently includes ten series. Money Fund/VA, Bond Fund/VA and Capital Appreciation Fund/VA were all organized in 1983, High Income Fund/VA, Aggressive Growth Fund/VA and Multiple Strategies Fund/VA, were all organized in 1986, Global Securities Fund/VA was organized in 1990, Strategic Bond Fund/VA was organized in 1993, Main Street Growth & Income Fund/VA was organized in 1995, and Small Cap Growth Fund/VA was organized in 1998. The suffix "VA" was added to each Fund's name on May 1, 1999. Prior to that date, Oppenheimer Capital Appreciation Fund/VA was named "Oppenheimer Growth Fund," and Oppenheimer Main Street Growth & Income Fund/VA was named "Oppenheimer Growth & Income Fund." Prior to May 1, 1998, Oppenheimer Aggressive Growth Fund/VA was named "Oppenheimer Capital Appreciation Fund." All references to the Fund's Board of Trustees and Officers refer to the Trustees and Officers, respectively, of Oppenheimer Variable Account Funds.

      The Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Funds' activities, review their performance, and review the actions of the Manager. Although the Funds will not normally hold annual meetings of its shareholders, they may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust of Oppenheimer Variable Account Funds.

           |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of any Fund into two or more classes. The Board has done so, and each Fund currently has two classes of shares:

(1) a class with no specific name, other than the name shown two paragraphs above, and

(2) "Service shares," which are subject to a distribution and service plan, described under that heading below. All classes invest in the same investment portfolio. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.



      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of each Fund represents an interest in that Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Funds into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Funds. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Funds are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Funds will hold meetings when required to do so by the Investment Company Act or other applicable law. They will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of all the Funds, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of all outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Funds valued at $25,000 or more or constituting at least 1% of the Funds' outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Funds' obligations. It also provides for indemnification and reimbursement of expenses out of a Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, a Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which a Fund would be unable to meet its obligations.

      The Funds' contractual arrangements state that any person doing business with the Funds (and each shareholder of the Funds) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with that Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Funds. The Trustees and officers of the Funds, and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Funds under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds:

Oppenheimer Cash Reserves          Oppenheimer   Total  Return  Fund,
                                   Inc.
Oppenheimer Champion Income Fund   Oppenheimer Variable Account Funds
Oppenheimer Capital Income Fund    Panorama Series Fund, Inc.
Oppenheimer High Yield Fund        Centennial America Fund, L. P.
Oppenheimer  International  Bond   Centennial  California  Tax Exempt
Fund                               Trust
Oppenheimer Integrity Funds        Centennial Government Trust
Oppenheimer Limited-Term           Centennial Money Market Trust
Government Fund
Oppenheimer  Main Street  Funds,   Centennial  New  York  Tax  Exempt
Inc.                               Trust
Oppenheimer Municipal Fund         Centennial Tax Exempt Trust
Oppenheimer Real Asset Fund        Oppenheimer  Main Street Small Cap
                                   Fund
Oppenheimer Strategic Income
Fund
Oppenheimer Senior Floating Rate Fund

    Ms. Macaskill and Messrs. Swain, Bishop, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of April 1, 2000, the Trustees and officers of the Fund as a group did not beneficially own any shares of any Fund.

William L. Armstrong, Trustee, Age: 63.
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); formerly U.S. Senator (January 1979 - January 1991).

Robert G. Avis*, Trustee, Age: 68.
One North Jefferson Ave., St. Louis, Missouri 63103
Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G. Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).

William A. Baker, Trustee, Age: 85.
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

George C. Bowen, Trustee, Age: 64
9224 Bauer Court, Lone Tree, Colorado 80124
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. ("OFDI"); Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Trustee, Age: 66.
Spring Valley Road, Morristown, New Jersey 07960
Formerly  (from  1974-1999)  a  partner  with   PricewaterhouseCoopers  LLC  (an
accounting firm) and Chairman, Price Waterhouse LLP Global Investment management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 56.
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee, Age: 59.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp.
and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 70.
44 Portland Drive, St. Louis, Missouri 63131
Director  of  Wave  Technologies  International,   Inc.  (a  computer  products
training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 77.
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 78.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

James C. Swain*,  Chairman,  Chief Executive Officer and Trustee,  Age: 66.
6803 South Tucson Way, Englewood,  Colorado 80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Bridget A. Macaskill*, President and Trustee, Age: 51.
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Trustee, Age: 85.
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

Charles Albers, Vice President and Portfolio Manager, Age: 60.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1972).

Bruce Bartlett,  Vice President and Portfolio Manager, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since April 1995); an officer of other Oppenheimer funds; formerly a Vice President and Senior Portfolio Manager at First of America Investment Corp.

John P. Doney,  Vice President and Portfolio  Manager,  Age: 71.
Two World Trade Center,  New York, New York 10048-0203
Vice President of the Manager (since June 1992); prior to joining the Manager in June 1992, he was Senior Vice President and Chief Investment Officer Equities of National Securities & Research Corporation (mutual fund adviser) and Vice President of the National Affiliated Investment Companies.

John S. Kowalik,  Vice President and Portfolio Manager, Age: 44.
Two World Trade Center,  New York,  New York  10048-0203
Senior Vice President of the Manager (since July 1998); an officer of other Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at Prudential Global Advisors (June 1989 - June 1998).

Michael S. Levine,  Vice  President  and Portfolio  Manager,  Age: 35.
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since April 1996); formerly Assistant Portfolio Manager of the Manager (from June 1994 - April 1996) and portfolio manager and research associate for Amas Securities, Inc. (from February 1990 - February
1994).

Nikolaos D. Monoyios,  Vice President and Portfolio Manager,  Age: 51.
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1979).

David P. Negri, Vice President and Portfolio Manager, Age: 46.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since June 1989); an officer of other Oppenheimer funds.

Jane Putnam, Vice President and Portfolio Manager, Age: 40.
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since October 1995); before joining the Manager in May 1994, she was a portfolio manager and equity research analyst for Chemical Bank (June 1989 - May 1994).

Thomas P. Reedy, Vice President and Portfolio Manager, Age: 39.
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since June 1993); an officer of other Oppenheimer funds.

Richard H. Rubinstein, Vice President and Portfolio Manager, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since October 1995); an officer of other Oppenheimer funds (since joining the Manager in June 1990).

Arthur P. Steinmetz, Vice President and Portfolio Manager, Age: 42.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since March 1993); an officer of other Oppenheimer funds.

William L. Wilby, Vice President and Portfolio Manager, Age: 56.
Two World Trade Center,  New York,  New York  10048-0203
Senior Vice President of the Manager (since July 1994) and Vice President of HarbourView Asset Management Corporation (since October 1993); an officer of other Oppenheimer funds; formerly international investment strategist at Brown Brothers Harriman & Co., prior to which he was a Managing Director and Portfolio Manager at AIG Global Investors.

Carol E. Wolf, Vice President and Portfolio Manager, Age: 48.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and Centennial Asset Management Corporation (since June 1990); an officer of other Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary, Age: 49.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OFDI; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc. (since September 1995) and Oppenheimer Trust Company (since March 2000);
President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age: 39.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Trustees. The officers of the Funds and two Trustees of the Fund (Ms. Macaskill and Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Funds. The remaining Trustees of the Funds received the compensation shown below. The compensation from the Funds were paid during their fiscal year ended December 31, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Funds and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1999.


--------------------------------------------------------------------
                       Aggregate Compensation Total Compensation
Trustee's Name and     from Oppenheimer       From all
Other Positions        Variable               Denver-Based
                       Account Funds          Oppenheimer Funds 1
--------------------------------------------------------------------
--------------------------------------------------------------------

William H. Armstrong2          $1,148                $14,542
--------------------------------------------------------------------
--------------------------------------------------------------------

Robert G. Avis                 $5,370                $67,998
--------------------------------------------------------------------
--------------------------------------------------------------------

William A. Baker               $5,370                $67,998
--------------------------------------------------------------------
--------------------------------------------------------------------

George Bowen2                   None                 $23,879
--------------------------------------------------------------------
--------------------------------------------------------------------

Edward L. Cameron2              $193                 $2,430
--------------------------------------------------------------------
--------------------------------------------------------------------

Jon S. Fossel                  $5,256                $66,586
--------------------------------------------------------------------
--------------------------------------------------------------------

Sam Freedman
Review Committee               $5,841                $73,998
Member
--------------------------------------------------------------------
--------------------------------------------------------------------

Raymond J. Kalinowski
Audit Committee Member
                               $5,780                $73,248
--------------------------------------------------------------------
--------------------------------------------------------------------

C. Howard Kast
Chairman, Audit and
Review Committees              $6,226                $78,873
--------------------------------------------------------------------
--------------------------------------------------------------------

Robert M. Kirchner             $5,467                $69,248
Audit Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------

Ned M. Steel                   $5,366                $67,998
--------------------------------------------------------------------
1.    For the 1999 calendar year.
2. Mr. Armstrong and Mr. Cameron were not Trustees or Directors of the Denver-based Oppenheimer funds prior to August 24, 1999 and December 14, 1999, respectively, and Mr. Bowen was not a Trustee of the Fund prior to December 14, 1999.

    |X| Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

    Deferral of Trustee's fees under the plan will not materially affect the Funds' assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Funds may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

     Major Shareholders. As of April 1, 2000 the holders of 5% or more of the outstanding shares of any Fund were separate accounts of the following insurance companies and their respective affiliates: (i) Monarch Life Insurance Company ("Monarch"), Springfield, MA; (ii) ReliaStar Bankers Security Life Insurance Company ("ReliaStar"), Minneapolis, MN; (iii) GE Life & Annuity Assurance Company ("GE"), Richmond, VA; (iv) Nationwide Life Insurance Company ("Nationwide"), Columbus, OH; (v) Aetna Life Insurance and Annuity Company ("Aetna"), Hartford, CT; (vi) Massachusetts Mutual Life Insurance Company, Springfield, MA ("MassMutual"), (vii) Jefferson-Pilot Life Insurance Company, Greensboro, NC and Alexander Hamilton Life Insurance Company of America, Concord, NH (collectively, "Jefferson Pilot"); (viii) CUNA Mutual Group ("CUNA"), Madison, WI; (ix) American General Annuity Insurance Company, Houston, TX ("American General"); and (x) Protective Life Insurance Company, Birmingham, AL ("Protective"). Such shares were held as shown in Appendix C. No Service shares of any Fund were outstanding as of that date.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and OFDI have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

    |X| The Investment Advisory Agreements. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager and the Trust for each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's Teams provide the portfolio managers with counsel and support in managing the Funds' portfolios. For Global Securities Fund/VA, this includes George Evans and Frank Jennings. Similarly, other members of the Manager's Fixed Income Portfolio Department, particularly portfolio analysts, traders and other portfolio managers having broad experience with domestic and international government and fixed-income securities, provide the portfolio managers of the High Income Fund/VA, Bond Fund/VA and Strategic Bond Fund/VA with support in managing the portfolios of those Funds.

    The agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

    The Funds pay expenses not expressly assumed by the Manager under the advisory agreement, or by the Distributor under the General Distributor's Agreements for Service shares. The advisory agreement lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of each Fund as a whole. Prior to May 1, 1999, the advisory agreement for Aggressive Growth Fund/VA did not include a breakpoint above $800 million. In the event more than one class of shares is issued, the fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class.

-----------------------------------------------------------------
     Management Fees for the Fiscal Year Ended December 31:
-----------------------------------------------------------------
-----------------------------------------------------------------
         Fund:              1997          1998         1999
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Fund/VA           $  601,698    $  619,030   $  749,665
-----------------------------------------------------------------
-----------------------------------------------------------------
High Income Fund/VA     $1,667,490    $2,383,008   $2,511,521
-----------------------------------------------------------------
-----------------------------------------------------------------
Bond Fund/VA            $3,281,556    $4,218,231   $4,539,138
-----------------------------------------------------------------
-----------------------------------------------------------------
Aggressive Growth      $5,324,309    $6,564,650   $8,700,904
Fund/VA
-----------------------------------------------------------------
-----------------------------------------------------------------
Capital Appreciation   $2,859,202    $4,369,487   $6,845,473
Fund/VA
-----------------------------------------------------------------
-----------------------------------------------------------------
Multiple Strategies    $4,068,887    $4,584,184   $4,271,996
Fund/VA
-----------------------------------------------------------------
-----------------------------------------------------------------
Global Securities      $5,615,606    $7,167,836   $8,336,850
Fund/VA
-----------------------------------------------------------------
-----------------------------------------------------------------
Strategic Bond Fund/VA  $1,197,613    $1,860,227   $2,066,323

-----------------------------------------------------------------
-----------------------------------------------------------------
Main Street Growth
   & Income Fund/VA    $  790,577     $1,742,253   $2,864,220
-----------------------------------------------------------------
-----------------------------------------------------------------
Small Cap Growth
       Fund/VA(2)          N/A         $2,219(1)    $20,414
-----------------------------------------------------------------
--------------------
(1) From May 1, 1998  (commencement of operations) to December 31, 1998.

(2) The Manager voluntarily reimbursed certain expenses other than management fees during the periods shown.

    The investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment advisor to a Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the investment advisory agreements is to arrange the portfolio transactions for the Funds. The advisory agreements contain provisions relating to the employment of broker-dealers to effect the Funds' portfolio transactions. The Manager is authorized by the advisory agreements to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of the Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by its Board of Trustees.

      Under the investment advisory agreements, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Funds' portfolio transactions, the Manager may also consider sales of shares of the Funds and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Funds subject to the provisions of the investment advisory agreements and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Funds ordinarily use the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

    Other funds advised by the Manager have investment policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

    Most purchases of debt obligations are principal transactions at net prices. This affects a substantial portion of the portfolio transactions of Money Fund/VA, High Income Fund/VA, Bond Fund/VA and Strategic Bond Fund/VA. Instead of using a broker for those transactions, the Funds normally deal directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Funds seek to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to one of the Funds and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

    The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

    The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    The (i) total brokerage commissions paid by the Funds (other than Money Fund/VA, which paid no brokerage commissions), not including spreads or concessions on principal transactions on a net trade basis, for the Funds' fiscal year ended December 31, 1997, 1998 and 1999; and (ii) for the Funds' fiscal year ended December 31, 1999, the amount of transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services, is shown in the chart below:

----------------------------------------------------------------------
                                               Transaction  Commissions
                 Total Brokerage Commissions   Directed     Paid
                      Paid by the Funds        for          For
                                               Research 1   Research 1
----------------------------------------------------------------------
----------------------------------------------------------------------
Fund             1997      1998        1999       1999       1999
----------------------------------------------------------------------
----------------------------------------------------------------------
High Income
Fund/VA        $ 20,256 $ 62,251    $   12,736    $605,887   $50

----------------------------------------------------------------------
----------------------------------------------------------------------
Bond Fund/VA   $ 26,799  $ 91,170    $ 294,377  $13,530,189  $1,837

----------------------------------------------------------------------
----------------------------------------------------------------------
Strategic
Bond           $ 17,121 $219,537    $  37,459  $4,409,292   $3,243

----------------------------------------------------------------------
----------------------------------------------------------------------
Aggressive
Growth         $810,749 $1,264,440 $1,260,968  $308,986,39  $361,679
Fund/VA
----------------------------------------------------------------------
----------------------------------------------------------------------
Capital
Appreciation   $506,443 $805,08   $1,229,872 $499,225,91   $695,842
Fund/VA
----------------------------------------------------------------------
----------------------------------------------------------------------
Small Cap
Growth          --      $ 829     $ 4,819    $359,409       $1,054

----------------------------------------------------------------------
----------------------------------------------------------------------
Global
Securities    $2,114,52  $2,900,162 $3,026,315 $773,222,45  $1,847,998
Fund/VA
----------------------------------------------------------------------
----------------------------------------------------------------------
Multiple
Strategies     $500,783  $  430,211  $269,657  $53,879,024  $   104,269
Fund/VA
----------------------------------------------------------------------
----------------------------------------------------------------------
Main Street
Growth         $209,630    $  458,120 $1,278,160 $140,243,57 $223,423
& Income
Fund/VA
----------------------------------------------------------------------



1. The amount of transactions directed to brokers for research services and the amount of the commissions paid to brokers for those services are shown in these columns.

Distribution and Service Plans (Service Shares Only)

    Under   its   General    Distributor's    Agreements    with   the   Funds,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the Funds' Service shares.

      Each Fund has adopted a Distribution and Service Plan (the "Plan") for its Service shares under Rule 12b-1 of the Investment Company Act, pursuant to which each Fund will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares. Prior to May 1, 2000, no Service shares have been issued and therefore no payments have been made prior to that date.

      Under the Plans, no payment will be made to any insurance company separate account sponsor or affiliate thereof under a Fund's Plan (each is referred to as a "Recipient") in any quarter if the aggregate net assets of a Fund's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at 0.15% of average annual net assets and set no minimum amount.

      Under the Plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from each respective Fund) to make payments to Recipients for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a Fund's shares. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Trustees.

      While the plans are in effect and Service shares are outstanding, the Treasurer of the Trust must provide separate written reports to the Trust's Board of Trustees at least quarterly describing the amount of payments and the purpose of the payment made pursuant to each Plan. These reports are subject to the review and approval of the Independent Trustees.

Performance of the Funds

Explanation of Performance Terminology. The Funds use a variety of terms to illustrate their investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Funds' performance as of the Funds' most recent fiscal year end. You can obtain current performance information by following the instructions in the prospectus for your insurance product, or by calling the Funds' Transfer Agent at 1-888-470-0861.

      The Funds' illustrations of their performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of that Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      No performance information is presented for any Fund's Service shares, which were not offered prior to May 1, 2000. Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.


      Use of standardized performance calculations enables an investor to compare the Funds' performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Funds' performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in a Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance does not reflect the charges deducted from an investor's separate account by the insurance company or other sponsor of that separate account, which vary from product to product. If these charges were deducted, performance will be lower than as described in the Fund's Prospectus and Statement of Additional Information. In addition, the separate accounts may have inception dates different from those of the Funds. The sponsor for your insurance product can provide performance information that reflects those charges and inception dates.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The Funds' performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| The principal value of the Funds' shares and total returns are not guaranteed and normally will fluctuate on a daily basis.1
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.1
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns. The Funds' total returns should not be expected to be the same as the returns of other Oppenheimer funds, whether or not such other funds have the same portfolio managers and/or similar names.

      The Funds' total returns are affected by market conditions, the quality of that Funds' investments, the maturity of debt investments, the types of investments that Fund holds, and its operating expenses.

      |X| Total Return Information. There are different types of "total returns" to measure the Funds' performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Funds use standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.
-----------------

1. These statements do not apply to Money Fund/VA, which seeks to maintain a stable net asset value of $1.00 per shares. There can be no assurance that Money Fund/VA will be able to do so.

           |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


                                             1/n
                              (   ERV   )
                              ( -----   )  - 1 = Average Annual Total Return
                              (    P    )



           |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


                              ERV - P
                              -------   = Total Return
                                 P

The Funds' Total Returns for the Periods Ended 12/31/99

-----------------------------------------------------------------
                Average Annual Total Return For:
-----------------------------------------------------------------
-----------------------------------------------------------------
                              Five     Ten            Cumulative
                    Fiscal    Year     Year    InceptiTotal
                    Year      Period   Period  to     Return
Fund                Ended     Ended    Ended   12/31/9From
                    12/31/99  12/31/99 12/31/99       Inception1
                                                      to
                                                      12/31/99
-----------------------------------------------------------------
-----------------------------------------------------------------
High Income Fund/VA   4.29%     10.24%  12.65% 11.66%  229.17%

-----------------------------------------------------------------
-----------------------------------------------------------------
Bond Fund/VA          -         7.10%   7.76%   8.96%    111.14%
                      1.52%
-----------------------------------------------------------------
-----------------------------------------------------------------
Aggressive Growth      83.60%   29.70%  20.43%           541.50%
Fund/VA                                        19.16%
-----------------------------------------------------------------
-----------------------------------------------------------------
Capital
Appreciation           41.66%   30.65%  18.46% 17.61%    444.08%
Fund/VA
-----------------------------------------------------------------
-----------------------------------------------------------------
Multiple               11.80%   14.40%  10.83%           179.74%
Strategies Fund/VA                             11.59%
-----------------------------------------------------------------
-----------------------------------------------------------------
Global Securities      58.48%   21.67%     n/a           312.83%
Fund/VA                                        16.79%
-----------------------------------------------------------------
-----------------------------------------------------------------
Strategic Bond          2.83%    8.25%     n/a            49.13%
Fund/VA                                         6.18%
-----------------------------------------------------------------
-----------------------------------------------------------------
Main Street Growth
&                      21.71%      n/a     n/a 25.80%    180.20%
Income Fund/VA
-----------------------------------------------------------------
-----------------------------------------------------------------
Small Cap Growth       46.56%      n/a     n/a
Fund/VA                                        22.74%     40.70%
-----------------------------------------------------------------

---------------
(1)Inception dates are as follows: 4/30/86 for High Income Fund/VA; 4/3/85 for Bond Fund/VA and Capital Appreciation Fund/VA; 8/15/86 for Aggressive Growth Fund/VA; 2/9/87 for Multiple Strategies Fund/VA; 11/12/90 for Global Securities Fund/VA; 5/3/93 for Strategic Bond Fund/VA; 7/5/95 for Main Street Growth & Income Fund/VA and 5/1/98 for Small Cap Fund./VA. For inception dates of Service shares, call 1-888-470-0861.

 |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a stated 30-day period. It is not based on actual distributions paid by the Fixed Income Funds to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

     Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                                  a - b      6
                         Standardized Yield = 2 [ ----- + 1 ) - 1]
                                                    cd
      The symbols above represent the following factors:

      a =dividends and interest earned during the 30-day period.

      b =expenses accrued for the period (net of any expense assumptions).

      c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

      d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

           |_| Dividend Yield. The Fixed Income Funds may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. Because the Fixed Income Funds pay their annual dividend in March of each year, dividend yield is shown for the 30 days ended March 31, 1999. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)


----------------------------------------------------------------------
                          Standardized Yield     Dividend Yield for
                        for the 30-Day Period    the 30-Day Period
         Fund               Ended 12/31/99             Ended
                                                      3/31/99
----------------------------------------------------------------------
----------------------------------------------------------------------
High Income Fund/VA             11.02%                 11.32%
----------------------------------------------------------------------
----------------------------------------------------------------------
Bond Fund/VA                    7.49%                   8.64%
----------------------------------------------------------------------
----------------------------------------------------------------------
Strategic Bond Fund/VA          10.05%                 8.76%
----------------------------------------------------------------------


      |_| Money Fund/VA Yields. The current yield for Money Fund/VA is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by

(1) adding 1 to the base period return (obtained as described above),

(2) raising the sum to a power equal to 365 divided by 7, and

(3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

Other Performance Comparisons. The Funds may compare their performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Funds may also compare their performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Funds may publish the rankings of their performance by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods based on categories relating to investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings and Rankings. From time to time the star rating and ranking of the performance of separate accounts that hold Fund shares will be determined by Morningstar, an independent mutual fund monitoring service. Morningstar rates and ranks separate accounts that hold mutual funds in broad investment categories. The results may be published by or for the Funds or the separate account sponsors.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures one-, three-, five- and ten-year average annual total returns (depending on the inception of the separate account) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a separate account performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the average fund in a fund's category. Five stars is the highest rating (top 10% of separate accounts in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current overall star rating is the separate account's 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10- year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the separate accounts. Ratings are subject to change monthly.

      The total return rating of a separate account holding shares of a Fund may also be compared to that of other separate accounts in its Morningstar category, in addition to its star ratings. Those total return ratings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a separate account is in the 94th percentile, that means that 94% of the separate accounts in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Funds may include in advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The Funds' performance may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Funds' shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Funds' returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily,1 while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

-----------------

1. These statements do not apply to Money Fund/VA, which seeks to maintain a stable net asset value of $1.00 per shares. There can be no assurance that Money Fund/VA will be able to do so.

      From time to time, the Funds may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, insurance sponsors, shareholders or others.

-------------------------------------------------------------------------------
                              ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

How to Buy and Sell Shares

      Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity and other insurance company separate accounts, as explained in the Funds' Prospectuses for the Funds and for the insurance product you have selected. Therefore, instructions from an investor to buy or sell shares of the Funds should be directed to the insurance sponsor for the investor's separate account, or that insurance sponsor's agent.

      |X| Allocation of Expenses. The Funds pay expenses related to its daily operations, such as custodian bank fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      For any Fund that has two classes of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian bank expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include 12b-1 distribution and service fees of Service shares, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Funds are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Funds' net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Funds' calculation of their net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X| Securities Valuation.1 The Funds' Board of Trustees has established procedures for the valuation of the Funds' securities. In general those procedures are as follows:

      |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

(1)   if last sale  information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

      |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing  service  approved by the
             Board of Trustees, or

(2) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

-----------------

1. These statements do not apply to Money Fund/VA, which seeks to maintain a stable net asset value of $1.00 per shares. There can be no assurance that Money Fund/VA will be able to do so.

|_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Funds' Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Funds' Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or
        less when issued and which have a remaining maturity of 60 days or less. |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.


      When a Fund writes an option, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by a Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, that Fund has a gain in the amount of the premium. If that Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount that Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Money Fund/VA Net Asset Valuation Per Share. Money Fund/VA will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance it will do so. Money Fund/VA operates under Rule 2a-7 under which it may use the amortized cost method of valuing their shares. The Funds' Board of Trustees has adopted procedures for that purpose. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      The Funds' Board of Trustees has established procedures intended to stabilize Money Fund/VA's net asset value at $1.00 per share. If Money Fund/VA's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of shares of that Fund without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as Money Fund/VA uses Rule 2a-7, it must abide by certain conditions described in the Prospectus which limit the maturity of securities that Fund buys. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price Money Fund/VA would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of that Fund may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Fund/VA would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in that Fund would receive less investment income than if Money Fund/VA were priced at market value. Conversely, during periods of rising interest rates, the daily yield on shares of that Fund will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in Money Fund/VA would receive more investment income than if that Fund were priced at market value.

Dividends, Capital Gains and Taxes

      Dividends and Distributions. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the Funds or borne separately by a class (if more than one class of shares are outstanding). Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower. That is because of the effect of the additional fee on Service shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Funds' dividends and capital gains distributions is briefly highlighted in the Prospectus, and may also be explained in the prospectus for the insurance product you have selected.

      The Funds intend to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). If the Funds qualify as "regulated investment companies" under the Internal Revenue Code, they will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Funds qualified as regulated investment companies in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Funds might not meet in any particular year. If it did not so qualify, the Funds would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

Additional Information About the Funds

The Transfer Agent. OppenheimerFunds Services, Inc., the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of record (the participating insurance companies that hold shares in their separate accounts). It also handles administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Contract owners should refer inquiries about their accounts as directed by the instructions in the prospectus of their insurance product.

The Custodian Bank. The Bank of New York is the custodian bank for the Funds' assets. The custodian bank's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Funds. It will be the practice of the Funds to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Funds' cash balances with the custodian bank in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Funds. They audit the Funds' financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Money Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppeneheimer Money Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
--------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000





--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                                 Principal           Value
                                                                                                 Amount              Note 1
================================================================================================================================
Direct Bank Obligations--5.4%
--------------------------------------------------------------------------------------------------------------------------------
Bank of America NA:
6.12%, 1/6/00                                                                                    $2,000,000          $ 2,000,000
--------------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG:
6.09%, 1/5/00                                                                                     4,000,000            4,000,004
--------------------------------------------------------------------------------------------------------------------------------
U.S. Bank NA Minneapolis:
5.96%, 3/22/00(1)                                                                                 5,000,000            5,000,000
                                                                                                                     -----------
Total Direct Bank Obligations                                                                                         11,000,004
================================================================================================================================
Letters of Credit--2.5%
--------------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG, guaranteeing commercial paper of Louis Dreyfus Corp., Series DR2:
6.85%, 1/18/00                                                                                    5,000,000            4,983,826
================================================================================================================================
Short-Term Notes--91.3%
--------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--2.5%
British Aerospace North America, Inc.:
6.14%, 3/10/00(1)                                                                                 5,000,000            4,941,158
--------------------------------------------------------------------------------------------------------------------------------
Asset-Backed--22.3%
Asset Backed Capital Finance, Inc.:
6.05%, 1/18/00(1)                                                                                 5,000,000            4,985,715
--------------------------------------------------------------------------------------------------------------------------------
Asset-Securitization Cooperative:
5.82%, 2/24/00(1)                                                                                 4,000,000            3,965,080
--------------------------------------------------------------------------------------------------------------------------------
Beta Finance, Inc.:
5.73%, 2/10/00(1)                                                                                 5,000,000            4,968,167
--------------------------------------------------------------------------------------------------------------------------------
Breeds Hill Capital Co. LLC, Series A:
5.91%, 3/16/00(1)                                                                                 4,418,000            4,363,603
--------------------------------------------------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc., Series A:
5.85%, 3/17/00                                                                                    2,500,000            2,469,125
--------------------------------------------------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc., Series B:
6.17%, 3/15/00                                                                                    2,100,000            2,073,366
--------------------------------------------------------------------------------------------------------------------------------
Eureka Securitization, Inc.:
5.98%, 1/28/00(1)                                                                                 3,700,000            3,683,295
--------------------------------------------------------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC:
5.92%, 3/17/00(1)                                                                                 5,000,000            4,936,139
--------------------------------------------------------------------------------------------------------------------------------
Moat Funding LLC:
6.35%, 1/14/00(1)                                                                                 3,500,000            3,491,974
--------------------------------------------------------------------------------------------------------------------------------
Preferred Receivables Funding Corp.:
5.88%, 2/29/00(1)                                                                                 5,000,000            4,951,817
--------------------------------------------------------------------------------------------------------------------------------
Sigma Finance, Inc.:
6.07%, 1/21/00(1)                                                                                 5,000,000            4,983,139
                                                                                                                     -----------
                                                                                                                      44,871,420
--------------------------------------------------------------------------------------------------------------------------------
Automotive--3.7%
BMW US Capital Corp.:
6.01%, 3/21/00                                                                                    7,500,000            7,399,833


                        Oppenheimer Money Fund/VA                       3


--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Principal           Value
                                                                                                 Amount              Note 1
--------------------------------------------------------------------------------------------------------------------------------
Banks--2.5%
First Chicago Financial Corp.:
5.79%, 1/20/00(1)                                                                                $5,000,000          $ 4,984,721
--------------------------------------------------------------------------------------------------------------------------------
Beverages--1.2%
Coca-Cola Enterprises, Inc.:
5.47%, 1/28/00(1)                                                                                 2,500,000            2,489,744
--------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--15.4%
Banc of America Securities LLC:
5.95%, 1/3/00(2)                                                                                  5,000,000            5,000,000
--------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc.:
5.83%, 1/11/00                                                                                    3,500,000            3,494,332
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP:
5.60%, 1/27/00                                                                                    3,000,000            2,987,867
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.85%, 2/7/00                                                                                     3,000,000            2,981,963
6%, 1/31/00                                                                                       2,600,000            2,586,827
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.:
4.50%, 6/8/00(2)                                                                                  3,500,000            3,500,000
5.79%, 2/28/00                                                                                    4,400,000            4,358,955
--------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.:
5.44%, 1/26/00                                                                                    6,000,000            5,975,875
                                                                                                                     -----------
                                                                                                                      30,885,819
--------------------------------------------------------------------------------------------------------------------------------
Building Materials--2.4%
Compagnie de Saint-Gobain:
5.80%, 3/27/00(1)                                                                                 5,000,000            4,930,722
--------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--5.9%
Caterpillar Financial Services Corp.:
6.10%, 4/3/00                                                                                     6,000,000            5,905,450
--------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc., Series H:
6.33%, 6/1/00(2)                                                                                  1,000,000            1,000,341
--------------------------------------------------------------------------------------------------------------------------------
Homeside Lending, Inc.:
5.86%, 2/3/00                                                                                     5,000,000            4,973,142
                                                                                                                     -----------
                                                                                                                      11,878,933
--------------------------------------------------------------------------------------------------------------------------------
Consumer Services--3.7%
Prudential Funding Corp.:
5.79%, 1/26/00                                                                                    4,500,000            4,481,906
6.07%, 1/10/00                                                                                    3,000,000            2,995,448
                                                                                                                     -----------
                                                                                                                       7,477,354
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.9%
Associates Corp. of North America:
4%, 1/3/00                                                                                        6,000,000            5,998,667
--------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.99%, 1/26/00                                                                                    8,000,000            7,966,722
                                                                                                                     -----------
                                                                                                                      13,965,389


4                       Oppenheimer Money Fund/VA


--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Principal          Value
                                                                                                 Amount             Note 1
--------------------------------------------------------------------------------------------------------------------------------
Insurance--12.2%
AIG Life Insurance Co.:
6.476%, 5/31/00(2)(3)                                                                            $3,000,000         $  3,000,000
--------------------------------------------------------------------------------------------------------------------------------
Marsh U.S.A., Inc.:
5.60%, 1/26/00(1)                                                                                 6,000,000            5,976,667
--------------------------------------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co.:
5.839%, 1/3/00(2)                                                                                 3,500,000            3,500,000
--------------------------------------------------------------------------------------------------------------------------------
Pacific Mutual Life Insurance Co.:
5.53%, 2/14/00(2)(3)                                                                              5,000,000            5,000,000
--------------------------------------------------------------------------------------------------------------------------------
Protective Life Insurance Co.:
5.658%, 6/1/00(2)                                                                                 5,000,000            5,000,000
--------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance Co.:
5.608%, 9/16/00(2)(3)                                                                             2,000,000            2,000,000
                                                                                                                    ------------
                                                                                                                      24,476,667
--------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.2%
Eaton Corp.:
5.95%, 1/31/00(1)                                                                                 4,400,000            4,378,183
--------------------------------------------------------------------------------------------------------------------------------
Nondurable Household Goods--4.5%
Newell Co.:
5%, 1/7/00(1)                                                                                     9,000,000            8,992,500
--------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--3.9%
KZH-KMS Corp.:
5.83%, 3/29/00(1)                                                                                 5,000,000            4,928,744
5.86%, 4/6/00(1)                                                                                  3,000,000            2,953,120
                                                                                                                    ------------
                                                                                                                       7,881,864
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications: Technology--2.0%
GTE Corp.:
6.155%, 6/12/00(2)                                                                                4,000,000            3,998,853
                                                                                                                    ------------
Total Short-Term Notes                                                                                               183,553,160
--------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value                                                                            99.2%         199,536,990
--------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                         0.8            1,528,667
                                                                                                 ----------         ------------
Net Assets                                                                                            100.0%        $201,065,657
                                                                                                 ==========         ============

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $89,904,488, or 44.71% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
2. Represents the current interest rate for a variable rate security.
3. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $10,000,000, or 4.97% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

See accompanying Notes to Financial Statements.

                        Oppenheimer Money Fund/VA                             5

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


================================================================================================
Assets
Investments, at value--see accompanying statement                                   $199,536,990
------------------------------------------------------------------------------------------------
Cash                                                                                   1,523,358
------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                     1,013,551
Interest                                                                                 278,529
Other                                                                                      3,889
                                                                                    ------------
Total assets                                                                         202,356,317
================================================================================================
Liabilities
Payables and other liabilities:
Dividends                                                                                430,915
Shares of beneficial interest redeemed                                                   826,738
Trustees' compensation                                                                       235
Transfer and shareholder servicing agent fees                                                187
Other                                                                                     32,585
                                                                                    ------------
Total liabilities                                                                      1,290,660
================================================================================================
Net Assets                                                                          $201,065,657
                                                                                    ============
================================================================================================
Composition of Net Assets
Paid-in capital                                                                     $201,082,465
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                 (16,808)
                                                                                    ------------
Net assets--applicable to 201,082,486 shares of beneficial interest outstanding     $201,065,657
                                                                                    ============
================================================================================================
Net Asset Value, Redemption Price and Offering Price Per Share                             $1.00

See accompanying Notes to Financial Statements.



                       Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


=====================================================================
Investment Income
Interest                                                   $8,907,818
=====================================================================
Expenses
Management fees                                               749,665
---------------------------------------------------------------------
Custodian fees and expenses                                     9,011
---------------------------------------------------------------------
Trustees' compensation                                          2,226
---------------------------------------------------------------------
Transfer and shareholder servicing agent fees                   2,110
---------------------------------------------------------------------
Other                                                          32,014
                                                           ----------
Total expenses                                                795,026
Less expenses paid indirectly                                  (4,083)
                                                           ----------
Net expenses                                                  790,943
=====================================================================
Net Investment Income                                       8,116,875
=====================================================================
Net Realized Gain on Investments                                1,540
=====================================================================
Net Increase in Net Assets Resulting from Operations       $8,118,415
                                                           ==========

See accompanying Notes to Financial Statements.


                        Oppenheimer Money Fund/VA                            7

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                Year Ended December 31,
                                                                                1999                 1998
==============================================================================================================
Operations
Net investment income                                                           $  8,116,875      $  7,050,032
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      1,540             9,101
                                                                                ------------      ------------
Net increase in net assets resulting from operations                               8,118,415         7,059,133
==============================================================================================================
Dividends and/or Distributions to Shareholders                                    (8,128,189)       (7,050,032)
==============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions        49,276,631        25,007,317
==============================================================================================================
Net Assets
Total increase                                                                    49,266,857        25,016,418
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                              151,798,800       126,782,382
                                                                                ------------      ------------
End of period (including undistributed net investment income
of $11,314 for the year ended December 31, 1998)                                $201,065,657      $151,798,800
                                                                                ============      ============

See accompanying Notes to Financial Statements.


8                       Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                     Year Ended December 31,
                                                     1999         1998          1997          1996           1995
====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $1.00        $1.00         $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                   .05          .05           .05           .05           .06
Dividends and/or distributions to shareholders           (.05)        (.05)         (.05)         (.05)         (.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.00        $1.00         $1.00         $1.00         $1.00
                                                        =====        =====         =====         =====         =====
====================================================================================================================
Total Return(1)                                          4.96%        5.25%         5.31%         5.13%         5.62%
====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $201,066     $151,799      $126,782      $129,719       $65,386
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $166,727     $137,633      $133,707      $ 99,263       $75,136
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                    4.87%        5.12%         5.19%         5.01%         5.52%
Expenses                                                 0.48%        0.50%(3)      0.48%(3)      0.49%(3)      0.51%(3)

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                        Oppenheimer Money Fund/VA                       9

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the maximum current income from investment in money market securities consistent with low capital risk and the maintenance of liquidity. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


10                        Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended December 31, 1999        Year Ended December 31, 1998
                                                  -------------------------------     ------------------------------
                                                  Shares            Amount            Shares           Amount
--------------------------------------------------------------------------------------------------------------------
Sold                                               381,258,296      $ 381,258,296      318,160,993     $ 318,160,993
Dividends and/or distributions reinvested            7,983,593          7,983,593        7,008,382         7,008,382
Redeemed                                          (339,965,258)      (339,965,258)    (300,162,058)     (300,162,058)
                                                  ------------      -------------     ------------     -------------
Net increase                                        49,276,631      $  49,276,631       25,007,317     $  25,007,317
                                                  ============      =============     ============     =============

================================================================================
3. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended December 31, 1999, was 0.45% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

                           Oppenheimer Bond Fund/VA
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Bond Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1995 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments December 31, 1999
--------------------------------------------------------------------------------

                                                                                          Principal     Market Value
                                                                                          Amount(1)     Note 1
===================================================================================================================
Mortgage-Backed Obligations--33.2%
Government Agency--11.7%
-------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--10.6%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                            $   528,711   $   546,223
Series 1092, Cl. K, 8.50%, 6/15/21                                                          1,988,407     2,031,278
Series 1541, Cl. H, 7%, 10/15/22                                                            4,750,000     4,626,785
Series 1714, Cl. M, 7%, 8/15/23                                                             2,000,000     1,945,000
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates, 7%, 4/1/26                                                                    3,071,879     2,980,676
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 197, Cl. IO, 11.419%, 4/1/28(2)                                                     13,692,632     4,483,267
Series 194, Cl. IO, 10.159%, 4/1/28(2)                                                     15,300,874     5,115,035
Series 202, Cl. IO, 10.086%-10.125%, 4/1/29(2)                                             48,541,614    16,678,595
Series 2178, Cl. PI, 10.359%, 8/15/29(2)                                                   25,675,000     6,137,930
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/11                                                                                 502,929       488,888
7%, 4/1/04-11/1/25                                                                            691,754       672,422
7.50%, 1/1/08-1/1/26                                                                        2,153,288     2,137,694
8%, 5/1/17                                                                                    116,584       118,357
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, 8.75%, 11/25/05                               1,262,358     1,291,153
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1989-17, Cl. E, 10.40%, 4/25/19                              610,095       648,416
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security,
Trust 294, Cl. 2, 10.581%-16.633%, 2/1/28(2)                                               41,634,511    13,693,852
                                                                                                        -----------
                                                                                                         63,595,571
-------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--1.1%
Government National Mortgage Assn.:
7%, 1/15/09-5/15/09                                                                           388,328       384,321
8%, 1/15/28-9/15/28                                                                         6,372,802     6,436,535
                                                                                                        -----------
                                                                                                          6,820,856
-------------------------------------------------------------------------------------------------------------------
Private--21.5%
-------------------------------------------------------------------------------------------------------------------
Commercial--18.3%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1997-D5, Cl. A6, 7.186%, 2/14/41(3)                                                  3,000,000     2,427,187
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                                      5,400,000     3,459,375
Series 1998-MD6, Cl. A3, 7.227%, 3/17/28(3)                                                 4,875,000     4,387,500
-------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 9.108%, 2/14/41(2)                                                18,257,799     1,560,471
-------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Stripped Mtg.-Backed Security,
Series 1997-CTL1, 10.29%, 6/22/24(2)(4)                                                    30,606,042     1,209,895
-------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg. Obligations,
Series 1996-C1, Cl. D, 7.367%, 12/25/20(3)(4)                                               2,500,000     2,414,844
-------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, Series 1999-C1, Cl. C, 7.35%, 8/17/13                      9,750,000     8,921,250
-------------------------------------------------------------------------------------------------------------------
CRIIMI MAE Trust I, Collateralized Mtg. Obligations,
Series 1996-C1, Cl. A2, 7.56%, 8/30/05(5)                                                   2,000,000     1,860,625


--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                     Principal     Market Value
                                                                                     Amount(1)     Note 1
---------------------------------------------------------------------------------------------------------------
Commercial (continued)
CRIIMI MAE Trust I, Commercial Mtg. Trust, Series 1998-C1, Cl. A1, 7%, 11/2/06(4)    $ 3,300,000   $  2,919,469
---------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.19%, 4/11/30(2)                       24,745,453      1,531,125
---------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
Series 1997-C2, Cl. F, 6.85%, 12/17/07                                                 3,250,000      3,055,000
---------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1994-C1, Cl. 2-D, 8.70%, 9/25/25                                                1,500,000      1,447,500
Series 1994-C1, Cl. 2-E, 8.70%, 9/25/25                                                1,500,000      1,461,562
---------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. E, 6.778%, 5/18/13                      2,000,000      1,568,750
---------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only Stripped
Mtg.-Backed Security, Series 1998-C2, 9.274%, 5/18/28(2)                              29,447,557      1,074,951
---------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1997-C2, Cl. D, 7.192%, 1/15/08                                                 3,500,000      3,062,500
Series 1998-C1, Cl. E, 7.088%, 3/15/11(3)                                              3,500,000      3,109,531
---------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 1997-C1, Cl. X, 9.033%, 7/15/27(2)                                             18,165,432      1,368,084
Series 1997-C1, Cl. X, 8.553%, 7/15/27(2)                                              9,036,122        680,533
---------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates:
Series 1997-CL1, Cl. F, 7.155%, 7/13/30(3)                                             1,000,000        936,875
Series 1997-CL1, Cl. F, 7.625%, 7/13/30(3)                                             4,000,000      3,478,750
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped
Mtg.-Backed Security, Series 1998-C1, Cl. IO, 9.063%, 2/18/28(2)(4)                   43,952,818      2,321,258
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. D, 7.42%, 4/25/28                                                  2,000,000      1,900,937
Series 1997-C2, Cl. D, 7.004%, 12/10/29(3)                                             4,000,000      3,617,500
---------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. D1, 7.421%, 2/15/28(3)(4)                                          1,000,000        953,906
Series 1997-RR, Cl. D, 7.671%, 4/30/39(4)                                              4,300,231      3,020,241
Series 1997-XL1, Cl. F, 7.411%, 10/3/30(3)                                             2,500,000      2,246,875
---------------------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through Certificates:
Series DMC, Cl. B, 8.562%, 8/12/11(4)                                                  1,600,000      1,448,500
Series DMC, Cl. C, 8.921%, 8/12/11(4)                                                  4,400,000      3,980,625
---------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                              15,829,568     15,379,415
---------------------------------------------------------------------------------------------------------------
Option One Mortgage Trust, Collateralized Mtg. Obligations:
Series 1999-1A, 10.06%, 3/1/29(4)                                                      6,155,847      6,067,357
Series 1999-3, Cl. BB, 10.80%, 12/15/29                                                6,261,813      6,218,764
---------------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through Certificates,
Series 1, Cl. C, 7.217%, 12/21/26(4)                                                     250,000        235,000
---------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. C, 8%, 6/25/26                                                     1,160,794      1,154,084
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                  3,000,000      2,915,391
---------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                1,800,000      1,769,062
Series 1999-1, 10%, 8/25/28                                                            4,955,997      4,900,242
                                                                                                   ------------
                                                                                                    110,064,934


                            Oppenheimer Bond Fund/VA                           5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                         Principal          Market Value
                                                                                         Amount(1)          Note 1
------------------------------------------------------------------------------------------------------------------------
Multi-Family--0.2%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                  $      946,747     $    856,215
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Trust, Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates, Series 43, Cl. E, 6.50%, 8/27/15                                    263,338          260,210
                                                                                                            ------------
                                                                                                               1,116,425
------------------------------------------------------------------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage Securities VI, Interest-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, 20.132%, 10/23/17(2)                                                       57,595           15,676
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 2.377%-16.21%, 10/23/17(6)                                                 85,230           68,877
                                                                                                            ------------
                                                                                                                  84,553
------------------------------------------------------------------------------------------------------------------------
Residential--3.0%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. E, 7.50%, 3/1/11(4)                                                       5,006,000        4,076,761
Series 1999-C1, Cl. C, 7.682%, 9/15/09(3)                                                     6,500,000        6,382,187
------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
Series 1997-CHL1, Cl. C, 8.127%, 7/25/06(3)(4)                                                4,024,000        3,621,600
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1997-HF1, Cl. E, 7.55%, 7/15/29(4)                                                     1,500,000        1,365,938
------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11(3)                                                            2,500,000        2,389,063
------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds,
Series 1992-A, Cl. 1A, 8.259%, 3/29/30(3)                                                       204,852          201,908
                                                                                                            ------------
                                                                                                              18,037,457
                                                                                                            ------------
Total Mortgage-Backed Obligations (Cost $207,143,112)                                                        199,719,796
========================================================================================================================
U.S. Government Obligations--6.1%
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.25%, 2/15/29                                                           3,705,000        3,065,887
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.875%, 8/15/09(7)(8)                                                    34,550,000       33,481,127
                                                                                                            ------------
Total U.S. Government Obligations (Cost $37,315,504)                                                          36,547,014
========================================================================================================================
Foreign Government Obligations--1.5%
------------------------------------------------------------------------------------------------------------------------
Israel (State of) Bonds, 7.25%, 12/15/28                                                      9,750,000        8,387,204
------------------------------------------------------------------------------------------------------------------------
Ontario, Canada (Province of) Bonds, 8%, 10/17/01                                               750,000          765,382
------------------------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon, 3/17/99(4)(9)(10)IDR                       1,000,000,000           39,356
                                                                                                            ------------
Total Foreign Government Obligations (Cost $10,234,242)                                                        9,191,942
========================================================================================================================
Loan Participations--0.6%
------------------------------------------------------------------------------------------------------------------------
Ferrell Companies, Inc., 10.18% Sr. Sec. Nts., 7/17/06(3)(4) (Cost $3,270,429)                3,300,000        3,283,500
========================================================================================================================
Corporate Bonds and Notes--51.8%
------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.6%
Amtran, Inc., 9.625% Nts., 12/15/05                                                             800,000          772,000
------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
8.01% Nts., 1/2/10                                                                            2,812,199        2,642,582
9.375% Sr. Unsec. Nts., 11/15/06                                                                500,000          485,000
                                                                                                            ------------
                                                                                                               3,899,582


6                           Oppenheimer Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                Principal     Market Value
                                                                                Amount(1)     Note 1
---------------------------------------------------------------------------------------------------------
Chemicals--1.0%
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                      $   300,000   $    76,500
---------------------------------------------------------------------------------------------------------
Equistar Chemicals LP, 7.55% Unsec. Debs., 2/15/06                                3,250,000     2,641,236
---------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc, 10.125% Sr. Unsec. Sub. Nts., 7/1/09(5)        800,000       832,000
---------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., 9.875% Sec. Nts., Series B, 5/1/07                         1,000,000     1,025,000
---------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06                  400,000       416,000
---------------------------------------------------------------------------------------------------------
ZSC Specialty Chemical plc, 11% Sr. Nts., 7/1/09(5)                                 800,000       834,000
                                                                                              -----------
                                                                                                5,824,736
---------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.2%
AKI Holdings, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                  300,000       268,500
---------------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                      210,000       211,050
---------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(10)                        100,000         5,500
---------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                500,000       377,500
---------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(4)                   360,000       127,800
                                                                                              -----------
                                                                                                  990,350
---------------------------------------------------------------------------------------------------------
Energy--1.8%
Colorado Interstate Gas Corp., 10% Sr. Debs., 6/15/05                               500,000       552,649
---------------------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(5)                                   2,000,000     1,858,902
---------------------------------------------------------------------------------------------------------
Enron Corp., 9.875% Debs., 6/15/03                                                  375,000       402,221
---------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(5)                 300,000       256,500
---------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05                               500,000       487,500
---------------------------------------------------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06                                   500,000       539,416
---------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                               400,000       409,221
---------------------------------------------------------------------------------------------------------
Mitchell Energy & Development Corp., 9.25% Sr. Nts., 1/15/02                         55,000        56,227
---------------------------------------------------------------------------------------------------------
Murphy Oil Corp., 7.05% Sr. Unsec. Nts., 5/1/29                                   5,190,000     4,667,912
---------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                   400,000       334,000
---------------------------------------------------------------------------------------------------------
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                         455,000       486,850
---------------------------------------------------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21(11)                                 500,000       556,443
                                                                                              -----------
                                                                                               10,607,841
---------------------------------------------------------------------------------------------------------
Financial--26.1%
Aeltus CBO II Ltd./Aeltus CBO II Corp., 7.982% Sr. Sec. Sub. Bonds, 8/6/09(5)     5,000,000     4,632,350
---------------------------------------------------------------------------------------------------------
Astoria Capital Trust I, 9.75% Gtd. Nts., 11/1/29(5)                              3,250,000     3,220,480
---------------------------------------------------------------------------------------------------------
BHP Finance USA Ltd., 7.25% Nts., 3/1/16                                          6,500,000     5,848,804
---------------------------------------------------------------------------------------------------------
Chase Manhattan Corp., 10.125% Sub. Nts., 11/1/00                                   750,000       770,051
---------------------------------------------------------------------------------------------------------
Conseco, Inc., 9% Unsec. Nts., 10/15/06                                          19,500,000    20,221,617
---------------------------------------------------------------------------------------------------------
Dresdner Funding Trust II, 8.151% Nts., 6/30/31(5)                               13,080,000    12,348,135
---------------------------------------------------------------------------------------------------------
EOP Operating LP, 7.50% Sr. Nts., 4/19/29                                         7,800,000     6,846,598
---------------------------------------------------------------------------------------------------------
HVB Fund Trust III, 9% Bonds, 10/22/31(5)                                         6,500,000     6,524,323
---------------------------------------------------------------------------------------------------------
KBC Bank Fund Trust III, 9.86% Bonds, 11/29/49(3)(5)                             13,000,000    13,477,711
---------------------------------------------------------------------------------------------------------
Keycorp Capital III, 7.75% Nts., 7/15/29                                          6,500,000     6,073,041
---------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
7.875% Sr. Nts., 11/1/09                                                          8,450,000     8,447,533
8.80% Sr. Nts., 3/1/15                                                            3,250,000     3,413,946
---------------------------------------------------------------------------------------------------------
Liberty Financial Co., 7.625% Unsec. Debs., 11/15/28                              6,500,000     5,950,002
---------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697% Unsec. Nts., 10/15/2097(5)                  19,000,000    15,927,016


                            Oppenheimer Bond Fund/VA                           7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                             Principal      Market Value
                                                                             Amount(1)      Note 1
--------------------------------------------------------------------------------------------------------
Financial (continued)
Nordbanken AB, 8.95% Bonds, 11/29/49(3)(5)                                   $ 16,250,000   $ 16,019,282
--------------------------------------------------------------------------------------------------------
Rothmans Nederland Holdings BV, 6.875% Sr. Unsec. Unsub. Nts., 5/6/08          13,750,000     12,399,750
--------------------------------------------------------------------------------------------------------
Safeco Capital Trust I, 8.072% Nts., 7/15/37(11)                                7,429,000      6,554,503
--------------------------------------------------------------------------------------------------------
Standard Chartered Nakornthon Bank, 6.734% Unsec. Sub. Nts., 6/11/06(3)(4)      7,500,000      7,200,000
--------------------------------------------------------------------------------------------------------
U.S. Leasing International, Inc., 6.625% Sr. Nts., 5/15/03                        750,000        732,715
                                                                                            ------------
                                                                                             156,607,857
--------------------------------------------------------------------------------------------------------
Food & Drug--0.0%
Pathmark Stores, Inc.:
10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03                                   1,095,000        136,875
12.625% Sub. Nts., 6/15/02                                                        400,000        134,000
                                                                                            ------------
                                                                                                 270,875
--------------------------------------------------------------------------------------------------------
Food/Tobacco--0.2%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                         300,000        287,250
--------------------------------------------------------------------------------------------------------
Canadaiqua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                         1,000,000      1,001,250
                                                                                            ------------
                                                                                               1,288,500
--------------------------------------------------------------------------------------------------------
Forest Products/Containers--0.3%
Boise Cascade Corp., 9.90% Nts., 3/15/00                                          750,000        753,437
--------------------------------------------------------------------------------------------------------
Potlatch Corp., 9.46% Medium-Term Nts., 4/2/02                                    500,000        521,701
--------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                    450,000        465,750
                                                                                            ------------
                                                                                               1,740,888
--------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.6%
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                           300,000        279,000
--------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                          950,000        935,750
--------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                   700,000        647,500
--------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06                                                           400,000        390,000
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                300,000        297,000
--------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(12)                                                 300,000        208,500
9.75% Sr. Nts., 6/15/07                                                           600,000        600,000
--------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                               550,000        555,500
                                                                                            ------------
                                                                                               3,913,250
--------------------------------------------------------------------------------------------------------
Healthcare--0.3%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                      600,000        555,000
--------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(5)                             400,000        384,000
--------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                             800,000        776,000
                                                                                            ------------
                                                                                               1,715,000
--------------------------------------------------------------------------------------------------------
Housing--1.7%
Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08                  800,000        728,000
--------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                            400,000        368,000
--------------------------------------------------------------------------------------------------------
Kimco Realty Corp., 6.875% Sr. Unsec. Nts., 2/10/09                             9,100,000      8,325,390
--------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07                                                 200,000        194,500
9.25% Sr. Nts., Series B, 3/15/07                                                 800,000        784,000
                                                                                            ------------
                                                                                              10,399,890


8                           Oppenheimer Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
------------------------------------------------------------------------------------------------------------
Manufacturing--0.1%
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                         $   250,000   $   101,250
------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07           500,000       455,000
                                                                                                 -----------
                                                                                                     556,250
------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.9%
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                        2,500,000     2,531,250
9% Sr. Unsec. Sub. Nts., 10/1/08                                                     2,200,000     2,299,000
------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09             600,000       573,000
                                                                                                 -----------
                                                                                                   5,403,250
------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--3.1%
Adelphia Communications Corp., 8.375% Sr. Nts., Series B, 2/1/08                     1,300,000     1,212,250
------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings Capital Corp.:
8.25% Sr. Unsec. Nts., 4/1/07                                                        3,000,000     2,782,500
8.625% Sr. Unsec. Nts., 4/1/09                                                         750,000       696,562
------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                                13,000,000    12,155,000
------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                   1,200,000     1,212,000
------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09(5)                   500,000       518,750
                                                                                                 -----------
                                                                                                  18,577,062
------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.6%
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                            300,000       267,000
------------------------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)                                     1,071,442       996,806
------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                                   900,000       855,000
------------------------------------------------------------------------------------------------------------
Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                        535,000       510,925
------------------------------------------------------------------------------------------------------------
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(5)                                          600,000       494,574
------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., 12/1/08                          600,000       573,000
                                                                                                 -----------
                                                                                                   3,697,305
------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--1.6%
Intermedia Communications, Inc., 8.60% Sr. Unsec. Nts., Series B, 6/1/08               800,000       736,000
------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08                650,000       667,875
------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
9.625% Sr. Nts., 10/1/07                                                             2,200,000     2,156,000
10.75% Sr. Unsec. Nts., 11/15/08                                                       200,000       207,000
------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                  1,000,000     1,090,000
------------------------------------------------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B, 2/15/05                                                 600,000       596,250
11.50% Sr. Unsec. Nts., 11/1/08                                                      1,000,000     1,050,000
------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/8.29% Sr. Unsec. Disc. Nts.,
Series B, 2/1/08(12)                                                                 1,350,000     1,049,625
------------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27CAD                                   3,000,000     1,868,797
                                                                                                 -----------
                                                                                                   9,421,547


                            Oppenheimer Bond Fund/VA                           9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                Principal     Market Value
                                                                                Amount(1)     Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--0.6%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                              $   200,000   $   159,250
---------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                          200,000       181,000
---------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.50% Sr. Nts., 9/15/09(5)                                                         650,000       702,000
11.625% Sr. Nts., Series A, 8/15/06                                                 500,000       532,500
---------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06     1,000,000     1,017,500
---------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(12)                  700,000       416,500
---------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(12)                      600,000       361,500
---------------------------------------------------------------------------------------------------------
Voicestream Wireless Corp., 10.375% Sr. Nts., 11/15/09(5)                           500,000       517,500
                                                                                              -----------
                                                                                                3,887,750
---------------------------------------------------------------------------------------------------------
Metals/Minerals--1.1% AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                                   1,000,000       950,000
9.125% Sr. Nts., 12/15/06                                                         3,250,000     3,323,125
---------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                   750,000       716,250
---------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                     500,000       517,500
---------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                    900,000       891,000
                                                                                              -----------
                                                                                                6,397,875
---------------------------------------------------------------------------------------------------------
Retail--3.6%
Cooper Tire & Rubber Co., 8% Sr. Nts., 12/15/19                                  13,000,000    12,494,716
---------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08              250,000       176,250
---------------------------------------------------------------------------------------------------------
Sherwin-Williams Co., 7.45% Debs., 2/1/2097(11)                                   9,750,000     8,939,122
                                                                                              -----------
                                                                                               21,610,088
---------------------------------------------------------------------------------------------------------
Service--4.9%
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B, 1/1/09                                            965,000       857,644
10% Sr. Sub. Nts., 8/1/09(5)                                                        450,000       405,000
---------------------------------------------------------------------------------------------------------
Arvin Industries, Inc., 6.75% Nts., 3/15/08                                       1,400,000     1,270,623
---------------------------------------------------------------------------------------------------------
Harcourt General, Inc., 7.30% Sr. Debs., 8/1/2097                                10,025,000     8,289,091
---------------------------------------------------------------------------------------------------------
Philip Morris, Co., Inc., 7.75% Unsec. Debs., 1/15/27                             6,500,000     5,884,522
---------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc., 7.375% Gtd. Sr. Unsec. Nts., 8/15/05       1,000,000       800,000
---------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09                                  800,000       778,000
---------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.875% Unsec. Unsub. Nts., 1/15/29                  13,000,000    11,104,340
                                                                                              -----------
                                                                                               29,389,220
---------------------------------------------------------------------------------------------------------
Transportation--0.4%
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08               300,000       315,000
---------------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs., 3/1/15                                         500,000       507,090
---------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05                          750,000       742,621
---------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Sub. Nts., 10/15/09(5)                                   600,000       615,000
---------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                          100,000        95,000
---------------------------------------------------------------------------------------------------------
Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                                400,000       403,825
                                                                                              -----------
                                                                                                2,678,536


10                          Oppenheimer Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Principal     Market Value
                                                                           Amount(1)     Note 1
-----------------------------------------------------------------------------------------------------
Utility--2.1%
Calpine Corp., 7.75% Sr. Nts., 4/15/09                                     $   650,000   $    617,500
-----------------------------------------------------------------------------------------------------
Israel Electric Corp. Ltd., 7.70% Bonds, 7/15/18(5)                         12,050,000     10,686,976
-----------------------------------------------------------------------------------------------------
Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22                 750,000        760,288
-----------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                      500,000        531,081
                                                                                         ------------
                                                                                           12,595,845
                                                                                         ------------
Total Corporate Bonds and Notes (Cost $329,284,286)                                       311,473,497

                                                                           Shares
=====================================================================================================
Other Securities--4.2%
-----------------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Cum. Quarterly Income Preferred Securities,
Series A, Non-Vtg.                                                             120,000      2,677,500
-----------------------------------------------------------------------------------------------------
EIX Trust I, 7.875% Quarterly Income Preferred Securities                      520,000     11,212,500
-----------------------------------------------------------------------------------------------------
ING Capital Fund Trust, 7.70% Non-Cum., Non-Vtg.                               130,000      2,746,250
-----------------------------------------------------------------------------------------------------
Westpac Capital Trust I, 8% Trust Originated Preferred Securities              390,000      8,433,750
                                                                                         ------------
Total Other Securities (Cost $29,000,000)                                                  25,070,000

                                                       Date       Strike   Contracts
=====================================================================================================
Options Purchased--0.1%
-----------------------------------------------------------------------------------------------------
U.S. Long Bond Futures, 3/22/00 Put (Cost $258,944)    2/18/00    94%              195        670,313

                                                                           Principal
                                                                           Amount(1)
=====================================================================================================
Repurchase Agreements--1.2%
-----------------------------------------------------------------------------------------------------
Repurchase agreement with Deutsche Bank Securities Inc., 3.20%, dated
12/31/99, to be repurchased at $7,101,893 on 1/3/00, collateralized by
U.S. Treasury Bonds, 6.375%, 8/15/27, with a value of $1,955,059 and
U.S. Treasury Nts., 6.125%, 12/31/01, with a value of $5,311,688
(Cost $7,100,000)                                                          $ 7,100,000      7,100,000
-----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $623,606,517)                                   98.7%   593,056,062
-----------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    1.3      8,007,537
                                                                           -----------   ------------
Net Assets                                                                       100.0%  $601,063,599
                                                                           ===========   ============

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
   CAD--Canadian Dollar
   IDR--Indonesian Rupiah
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Represents the current interest rate for a variable or increasing rate security.
4. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.These securities amount to $93,111,930 or 15.49% of the Fund's net assets as of December 31, 1999.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.


                            Oppenheimer Bond Fund/VA                          11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
7. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                         Contracts         Expiration    Exercise    Premium     Market Value
                                         Subject to Put    Date          Price       Received    Note 1
-------------------------------------------------------------------------------------------------------------
U.S.Treasury Nts. Futures, 10 yr. Put    325               2/18/00       98%         $328,453    $782,031

8. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
9. Non-income producing security.
10. Issuer is in default.
11. Securities with an aggregate market value of $1,541,589 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.


12                          Oppenheimer Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilities December 31, 1999
--------------------------------------------------------------------------------


==================================================================================================
Assets
Investments, at value (cost $623,606,517)--see accompanying statement                 $593,056,062
--------------------------------------------------------------------------------------------------
Cash                                                                                       505,935
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                               9,159,859
Shares of beneficial interest sold                                                          45,586
Other                                                                                        6,358
                                                                                      ------------
Total assets                                                                           602,773,800
==================================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                                       36,676
--------------------------------------------------------------------------------------------------
Options written, at value (premiums received $328,453)--see accompanying statement         782,031
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                     634,114
Daily variation on futures contracts                                                       212,352
Trustees' compensation                                                                       1,274
Transfer and shareholder servicing agent fees                                                  184
Other                                                                                       43,570
                                                                                      ------------
Total liabilities                                                                        1,710,201
==================================================================================================
Net Assets                                                                            $601,063,599
                                                                                      ============
==================================================================================================
Composition of Net Assets
Paid-in capital                                                                       $604,669,053
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     45,409,363
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions         (17,446,218)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                               (31,568,599)
                                                                                      ------------
Net assets--applicable to 52,166,643 shares of beneficial interest outstanding        $601,063,599
                                                                                      ============
==================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                    $11.52

See accompanying Notes to Financial Statements.


                            Oppenheimer Bond Fund/VA                          13

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $8,672)                     $ 48,592,479
--------------------------------------------------------------------------------------
Dividends                                                                    1,690,940
                                                                          ------------
Total income                                                                50,283,419
======================================================================================
Expenses
Management fees                                                              4,539,138
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     53,239
--------------------------------------------------------------------------------------
Trustees' compensation                                                           6,651
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                    2,102
--------------------------------------------------------------------------------------
Other                                                                           23,256
                                                                          ------------
Total expenses                                                               4,624,386
Less expenses paid indirectly                                                  (27,033)
                                                                          ------------
Net expenses                                                                 4,597,353
======================================================================================
Net Investment Income                                                       45,686,066
======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                (18,429,849)
Closing of futures contracts                                                 1,187,215
Closing and expiration of option contracts written                             (86,721)
Foreign currency transactions                                                 (238,230)
                                                                          ------------
Net realized loss                                                          (17,567,585)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                (38,172,276)
Translation of assets and liabilities denominated in foreign currencies        265,182
                                                                          ------------
Net change                                                                 (37,907,094)
                                                                          ------------
Net realized and unrealized loss                                           (55,474,679)
======================================================================================
Net Decrease in Net Assets Resulting from Operations                      $ (9,788,613)
                                                                          ============

See accompanying Notes to Financial Statements.

14                          Oppenheimer Bond Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                   Year Ended December 31,
                                                                   1999             1998
================================================================================================
Operations
Net investment income                                              $ 45,686,066     $ 37,001,034
------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (17,567,585)       5,539,991
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               (37,907,094)      (5,203,148)
                                                                   ------------     ------------
Net increase (decrease) in net assets resulting from operations      (9,788,613)      37,337,877
================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                (30,081,522)      (9,009,958)
------------------------------------------------------------------------------------------------
Distributions from net realized gain                                 (2,888,886)      (8,154,014)
================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions                                    (11,720,079)     115,290,766
================================================================================================
Net Assets
Total increase (decrease)                                           (54,479,100)     135,464,671
------------------------------------------------------------------------------------------------
Beginning of period                                                 655,542,699      520,078,028
                                                                   ------------     ------------
End of period (including undistributed net investment
income of $45,409,363 and $30,079,292, respectively)               $601,063,599     $655,542,699
                                                                   ============     ============

See accompanying Notes to Financial Statements.

                            Oppenheimer Bond Fund/VA                          15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                        Year Ended December 31,
                                                        1999          1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                      $12.32        $11.91          $11.63          $11.84          $10.78
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .88           .72             .76             .69             .72
Net realized and unrealized gain (loss)                    (1.06)          .07             .28            (.15)           1.07
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              (.18)          .79            1.04             .54            1.79
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.57)         (.20)           (.72)           (.74)           (.73)
Distributions from net realized gain                        (.05)         (.18)           (.04)           (.01)             --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.62)         (.38)           (.76)           (.75)           (.73)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.52        $12.32          $11.91          $11.63          $11.84
                                                          ======        ======          ======          ======          ======
==============================================================================================================================
Total Return, at Net Asset Value(1)                        (1.52)%        6.80%           9.25%           4.80%          17.00%
==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $601,064      $655,543        $520,078        $426,439        $211,232
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $633,059      $586,242        $449,760        $296,253        $170,929
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                       7.22%         6.31%           6.72%           6.72%           6.91%
Expenses                                                    0.73%         0.74%(3)        0.78%(3)        0.78%(3)        0.80%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                   256%           76%            117%             82%             79%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,625,487,960 and $1,547,628,962, respectively.

See accompanying Notes to Financial Statements.

16                          Oppenheimer Bond Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $44,856, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $14,340,000, which expires in 2007.

                            Oppenheimer Bond Fund/VA                          17

================================================================================
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $17,573, a decrease in undistributed net investment income of $274,473, and a decrease in accumulated net realized loss on investments of $292,046.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              Year Ended December 31, 1999      Year Ended December 31, 1998
                                              -----------------------------     -----------------------------
                                              Shares         Amount             Shares         Amount
-------------------------------------------------------------------------------------------------------------
Sold                                           10,494,053    $ 123,504,590       24,245,723    $ 293,126,941
Dividends and/or distributions reinvested       2,820,394       32,970,408        1,463,254       17,163,972
Redeemed                                      (14,357,807)    (168,195,077)     (16,150,244)    (195,000,147)
                                              -----------    -------------      -----------    -------------
Net increase (decrease)                        (1,043,360)   $ (11,720,079)       9,558,733    $ 115,290,766
                                              ===========    =============      ===========    =============

18                          Oppenheimer Bond Fund/VA

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities and options written of $31,004,033 was composed of gross appreciation of $6,069,024, and gross depreciation of $37,073,057.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended December 31, 1999, was 0.72% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                 Expiration         Contract          Valuation as of     Unrealized
Contract Description             Date               Amounts(000s)     December 31, 1999   Depreciation
------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
Canadian Dollar (CAD)            6/1/00             3,000 CAD         $2,080,272          $36,676
                                                                                          =======

                            Oppenheimer Bond Fund/VA                          19

================================================================================
6. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1999, the Fund had outstanding futures contracts as follows:

                                                                                           Unrealized
                                  Expiration         Number of         Valuation as of     Appreciation
Contract Description              Date               Contracts         December 31, 1999   (Depreciation)
--------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.       3/22/00             67               $  6,092,813        $ (17,781)
U.S. Treasury Nts., 5 yr.         3/22/00            639                 62,631,984         (167,970)
U.S. Treasury Nts., 10 yr.        3/22/00            238                 22,814,531         (351,422)
                                                                                           ---------
                                                                                            (537,173)
                                                                                           ---------

Contracts to Sell
-----------------
Federal Funds Interest Rate       1/31/00            322                126,871,441          (73,798)
U.S. Treasury Bonds, 30 yr.       3/22/00            130                 11,821,875           60,938
U.S. Treasury Nts., 5 yr.         3/22/00            123                 12,055,922           21,453
                                                                                           ---------
                                                                                               8,593
                                                                                           ---------
                                                                                           $(528,580)
                                                                                           =========

20                          Oppenheimer Bond Fund/VA

================================================================================
7. Option Activity
         The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                    Put Options
                                                    ------------------------------
                                                    Number of        Amount of
                                                    Options          Premiums
----------------------------------------------------------------------------------
Options outstanding as of December 31, 1998            --            $      --
Options written                                     1,170              969,017
Options closed or expired                            (845)            (640,564)
                                                    -----            ---------

----------------------------------------------------------------------------------
Options outstanding as of December 31, 1999           325            $ 328,453
                                                    =====            =========

================================================================================
8. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $44,286,050, which represents 7.37% of the Fund's net assets.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Capital
Appreciation Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Capital Appreciation Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
_____________________
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000



--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------



                                                                                              Market Value
                                                                             Shares           Note 1
=========================================================================================================
Common Stocks--92.1%
---------------------------------------------------------------------------------------------------------
Basic Materials--1.2%
---------------------------------------------------------------------------------------------------------
Chemicals--1.0%
Lafarge Corp.                                                                115,000          $ 3,176,875
---------------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                         110,000            6,881,875
---------------------------------------------------------------------------------------------------------
Union Carbide Corp.                                                           55,000            3,671,250
                                                                                              -----------
                                                                                               13,730,000
---------------------------------------------------------------------------------------------------------
Paper--0.2%
Boise Cascade Corp.                                                           40,000            1,620,000
---------------------------------------------------------------------------------------------------------
Rayonier, Inc.                                                                27,000            1,304,437
                                                                                              -----------
                                                                                                2,924,437

---------------------------------------------------------------------------------------------------------
Capital Goods--4.8%
---------------------------------------------------------------------------------------------------------
Electrical Equipment--1.9%
Etec Systems, Inc.(1)                                                         10,300              462,212
---------------------------------------------------------------------------------------------------------
Sanmina Corp.(1)                                                             181,000           18,077,375
---------------------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.(1)                                              260,000            8,222,500
                                                                                              -----------
                                                                                               26,762,087
---------------------------------------------------------------------------------------------------------
Industrial Services--0.7%
Coflexip SA, Sponsored ADR                                                    49,200            1,869,600
---------------------------------------------------------------------------------------------------------
Republic Services, Inc.(1)                                                   150,000            2,156,250
---------------------------------------------------------------------------------------------------------
Waste Management, Inc.                                                       330,000            5,671,875
                                                                                              -----------
                                                                                                9,697,725
---------------------------------------------------------------------------------------------------------
Manufacturing--2.2%
Corning, Inc.                                                                 70,000            9,025,625
---------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                160,000            9,230,000
---------------------------------------------------------------------------------------------------------
Pentair, Inc.                                                                100,000            3,850,000
---------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                      224,044            8,709,710
                                                                                              -----------
                                                                                               30,815,335

---------------------------------------------------------------------------------------------------------
Communication Services--3.5%
---------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--2.8%
Intermedia Communications, Inc.(1)                                            90,000            3,493,125
---------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                                        262,200           13,912,987
---------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                                        220,000           22,220,000
                                                                                              -----------
                                                                                               39,626,112
---------------------------------------------------------------------------------------------------------
Telephone Utilities--0.7%
CenturyTel, Inc.                                                             110,000            5,211,250
---------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                      92,120            4,490,850
                                                                                              -----------
                                                                                                9,702,100

              Oppenheimer Capital Appreciation Fund/VA                        5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                              Market Value
                                                                             Shares           Note 1
---------------------------------------------------------------------------------------------------------
Consumer Cyclicals--13.5%
---------------------------------------------------------------------------------------------------------
Autos & Housing--3.3%
Centex Corp.                                                                 170,000          $ 4,196,875
---------------------------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                                  121,050            3,881,166
---------------------------------------------------------------------------------------------------------
Ford Motor Co.                                                               270,000           14,428,125
---------------------------------------------------------------------------------------------------------
Gentex Corp.(1)                                                              230,000            6,382,500
---------------------------------------------------------------------------------------------------------
Southdown, Inc.                                                              145,000            7,485,625
---------------------------------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                                       130,000            2,421,250
---------------------------------------------------------------------------------------------------------
USG Corp.                                                                    170,000            8,011,250
                                                                                              -----------
                                                                                               46,806,791
---------------------------------------------------------------------------------------------------------
Consumer Services--2.3%
Budget Group, Inc., Cl. A(1)                                                 260,000            2,356,250
---------------------------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                            53,000            2,656,625
---------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                                                          180,000           18,000,000
---------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                        144,500           10,223,375
                                                                                              -----------
                                                                                               33,236,250
---------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.3%
Callaway Golf Co.                                                            210,000            3,714,375
---------------------------------------------------------------------------------------------------------
Carnival Corp.                                                               395,000           18,885,937
---------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                         75,000            4,804,687
---------------------------------------------------------------------------------------------------------
Mandalay Resort Group(1)                                                     285,000            5,735,625
                                                                                              -----------
                                                                                               33,140,624
---------------------------------------------------------------------------------------------------------
Media--1.8%
News Corp. Ltd. (The), Sponsored ADR                                         250,000            9,562,500
---------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                            220,000           15,936,250
                                                                                              -----------
                                                                                               25,498,750
---------------------------------------------------------------------------------------------------------
Retail: General--0.3%
Dayton Hudson Corp.                                                           70,000            5,140,625
---------------------------------------------------------------------------------------------------------
Retail: Specialty--2.7%
Abercrombie & Fitch Co., Cl. A(1)                                            300,000            8,006,250
---------------------------------------------------------------------------------------------------------
CSK Auto Corp.(1)                                                             49,000              857,500
---------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                    300,000           13,800,000
---------------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                               250,000            5,109,375
---------------------------------------------------------------------------------------------------------
Too, Inc.(1)                                                                 181,000            3,122,250
---------------------------------------------------------------------------------------------------------
Zale Corp.(1)                                                                170,000            8,223,750
                                                                                              -----------
                                                                                               39,119,125
---------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.8%
Jones Apparel Group, Inc.(1)                                                 185,000            5,018,125
---------------------------------------------------------------------------------------------------------
Tommy Hilfiger Corp.(1)                                                      260,000            6,061,250
                                                                                              -----------
                                                                                               11,079,375


6              Oppenheimer Capital Appreciation Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                              Market Value
                                                                             Shares           Note 1
---------------------------------------------------------------------------------------------------------
Consumer Staples--10.6%
---------------------------------------------------------------------------------------------------------
Beverages--1.4%
Adolph Coors Co., Cl. B                                                      110,000          $ 5,775,000
---------------------------------------------------------------------------------------------------------
Seagram Co. Ltd. (The)                                                       320,000           14,380,000
                                                                                              -----------
                                                                                               20,155,000
---------------------------------------------------------------------------------------------------------
Broadcasting--4.5%
AMFM, Inc.(1)                                                                150,000           11,737,500
---------------------------------------------------------------------------------------------------------
CBS Corp.(1)                                                                 220,000           14,066,250
---------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                                                 365,000           18,455,312
---------------------------------------------------------------------------------------------------------
Infinity Broadcasting Corp., Cl. A(1)                                        350,000           12,665,625
---------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., Cl. B(1)                                        276,300            6,739,024
                                                                                              -----------
                                                                                               63,663,711
---------------------------------------------------------------------------------------------------------
Entertainment--1.6%
Outback Steakhouse, Inc.(1)                                                  140,000            3,631,250
---------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                                 380,000           18,738,750
---------------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                                   15,000              309,375
                                                                                              -----------
                                                                                               22,679,375
---------------------------------------------------------------------------------------------------------
Food--0.7%
IBP, Inc.                                                                    190,000            3,420,000
---------------------------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                                         140,000            3,937,500
---------------------------------------------------------------------------------------------------------
Nabisco Holdings Corp., Cl. A                                                 80,000            2,530,000
                                                                                              -----------
                                                                                                9,887,500
---------------------------------------------------------------------------------------------------------
Food & Drug Retailers--1.7%
CVS Corp.                                                                    310,000           12,380,625
---------------------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                             350,000           12,446,875
                                                                                              -----------
                                                                                               24,827,500
---------------------------------------------------------------------------------------------------------
Household Goods--0.7%
Avon Products, Inc.                                                          310,000           10,230,000

---------------------------------------------------------------------------------------------------------
Energy--5.0%
---------------------------------------------------------------------------------------------------------
Energy Services--1.9%
Coastal Corp.                                                                220,000            7,796,250
---------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                     50,000            1,143,750
---------------------------------------------------------------------------------------------------------
Halliburton Co.                                                              200,000            8,050,000
---------------------------------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                                                   150,000            4,640,625
---------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                  95,000            3,200,313
---------------------------------------------------------------------------------------------------------
Varco International, Inc.(1)                                                 240,000            2,445,000
                                                                                              -----------
                                                                                               27,275,938
---------------------------------------------------------------------------------------------------------
Oil: Domestic--2.5%
Amerada Hess Corp.                                                           155,000            8,796,250
---------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                            230,000           18,529,375
---------------------------------------------------------------------------------------------------------
Forest Oil Corp.(1)                                                          170,000            2,241,875
---------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                  50,000            2,715,625
---------------------------------------------------------------------------------------------------------
Tosco Corp.                                                                  140,000            3,806,250
                                                                                              -----------
                                                                                               36,089,375


              Oppenheimer Capital Appreciation Fund/VA                        7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                              Market Value
                                                                             Shares           Note 1
---------------------------------------------------------------------------------------------------------
Oil: International--0.6%
Total Fina SA, Sponsored ADR                                                 120,000          $ 8,310,000

---------------------------------------------------------------------------------------------------------
Financial--8.8%
---------------------------------------------------------------------------------------------------------
Banks--2.2%
Bank of America Corp.                                                        150,000            7,528,125
---------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                        180,000           13,983,750
---------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                  272,908            9,500,610
                                                                                              -----------
                                                                                               31,012,485
---------------------------------------------------------------------------------------------------------
Diversified Financial--4.9%
C.I.T. Group, Inc., Cl. A                                                    150,000            3,168,750
---------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                              377,748           20,988,623
---------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                               95,000            8,947,813
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                    105,000            8,767,500
---------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                             135,000           19,271,250
---------------------------------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                                              70,000            2,585,625
---------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                       155,000            5,948,125
                                                                                              -----------
                                                                                               69,677,686
---------------------------------------------------------------------------------------------------------
Insurance--1.2%
American International Group, Inc.                                            27,500            2,973,438
---------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                                          250,000            8,468,750
---------------------------------------------------------------------------------------------------------
Progressive Corp.                                                             80,000            5,850,000
                                                                                              -----------
                                                                                               17,292,188
---------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%
Boston Properties, Inc.                                                      245,000            7,625,625

---------------------------------------------------------------------------------------------------------
Healthcare--4.9%
---------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
Amgen, Inc.(1)                                                               400,000           24,025,000
---------------------------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                                       400,000           11,800,000
---------------------------------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                                   108,400           10,650,300
---------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                  90,000            2,919,375
---------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                        120,000            5,062,500
---------------------------------------------------------------------------------------------------------
Warner Lambert Co.                                                           100,000            8,193,750
                                                                                              -----------
                                                                                               62,650,925
---------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.5%
Baxter International, Inc.                                                    90,000            5,653,125
---------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                               60,000            2,186,250
                                                                                              -----------
                                                                                                7,839,375


8              Oppenheimer Capital Appreciation Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------



                                                                                             Market Value
                                                                             Shares          Note 1
---------------------------------------------------------------------------------------------------------
Technology--38.0%
---------------------------------------------------------------------------------------------------------
Computer Hardware--2.0%
Compaq Computer Corp.                                                         65,000         $  1,759,063
---------------------------------------------------------------------------------------------------------
EMC Corp.(1)                                                                  15,000            1,638,750
---------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                           65,000            7,405,938
---------------------------------------------------------------------------------------------------------
MMC Networks, Inc.(1)                                                         60,000            2,062,500
---------------------------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                                  350,000           16,296,875
                                                                                             ------------
                                                                                               29,163,126
---------------------------------------------------------------------------------------------------------
Computer Services--0.9%
Applied Micro Circuits Corp.(1)                                               75,500            9,607,375
---------------------------------------------------------------------------------------------------------
CGI Group, Inc.(1)                                                            70,700            3,016,462
                                                                                             ------------
                                                                                               12,623,837
---------------------------------------------------------------------------------------------------------
Computer Software--13.8%
BEA Systems, Inc.(1)                                                         112,400            7,860,975
---------------------------------------------------------------------------------------------------------
BMC Software, Inc.(1)                                                        300,000           23,981,250
---------------------------------------------------------------------------------------------------------
I2 Technologies, Inc.(1)                                                     120,000           23,400,000
---------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                           530,000           61,877,500
---------------------------------------------------------------------------------------------------------
Novell, Inc.(1)                                                              650,000           25,959,375
---------------------------------------------------------------------------------------------------------
Oracle Corp.(1)                                                              230,000           25,774,375
---------------------------------------------------------------------------------------------------------
Sybase, Inc.(1)                                                              180,000            3,060,000
---------------------------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                                    170,000           24,331,250
                                                                                             ------------
                                                                                              196,244,725
---------------------------------------------------------------------------------------------------------
Communications Equipment--11.4%
Antec Corp.(1)                                                                50,000            1,825,000
---------------------------------------------------------------------------------------------------------
CIENA Corp.(1)                                                               150,000            8,625,000
---------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                                       450,000           48,206,250
---------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                    130,000            9,725,625
---------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                                      335,000           63,650,000
---------------------------------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                                             84,000           14,794,500
---------------------------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                             150,000            9,628,125
---------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc.(1)                                       190,000            5,498,125
                                                                                             ------------
                                                                                              161,952,625


              Oppenheimer Capital Appreciation Fund/VA                        9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                           Market Value
                                                                        Shares             Note 1
---------------------------------------------------------------------------------------------------------
Electronics--9.9%
Analog Devices, Inc.(1)                                                       80,000       $    7,440,000
---------------------------------------------------------------------------------------------------------
Atmel Corp.(1)                                                               320,000            9,460,000
---------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                                               230,000            7,446,250
---------------------------------------------------------------------------------------------------------
Flextronics International Ltd.(1)                                            260,000           11,960,000
---------------------------------------------------------------------------------------------------------
LSI Logic Corp.(1)                                                           115,000            7,762,500
---------------------------------------------------------------------------------------------------------
Micron Technology, Inc.(1)                                                   180,000           13,995,000
---------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                              310,000           13,271,875
---------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.(1)                                                     60,000            7,351,875
---------------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.(1)                                                            7,000            1,122,188
---------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                                    170,000           11,634,375
---------------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                      150,000           14,531,250
---------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                               510,000           26,743,125
---------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                              160,000            8,480,000
                                                                                           --------------
                                                                                              141,198,438

---------------------------------------------------------------------------------------------------------
Transportation--1.1%
---------------------------------------------------------------------------------------------------------
Railroads & Truckers--1.1%
Canadian Pacific Ltd.                                                        180,000            3,881,250
---------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.                                        160,000           11,940,000
                                                                                           --------------
                                                                                               15,821,250

---------------------------------------------------------------------------------------------------------
Utilities--0.7%
---------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
Potomac Electric Power Co.                                                   180,000            4,128,750
---------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%
Williams Cos., Inc. (The)                                                    180,000            5,501,250
                                                                                           --------------
Total Common Stocks (Cost $846,317,127)                                                     1,313,130,020

                                                                        Principal
                                                                        Amount
=========================================================================================================
Repurchase Agreements--8.0%
---------------------------------------------------------------------------------------------------------
Repurchase agreement with Deutsche Bank Securities Inc., 3.20%, dated
12/31/99, to be repurchased at $114,130,427 on 1/3/00, collateralized by U.S. Treasury Bonds, 6.375%, 8/15/27, with a value of $31,418,622 and U.S. Treasury Nts., 6.125%, 12/31/01, with a value of $85,361,063
(Cost $114,100,000)                                                     $114,100,000          114,100,000

---------------------------------------------------------------------------------------------------------

Total Investments, at Value (Cost $960,417,127)                                100.1%       1,427,230,020
---------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                           (0.1)          (2,032,604)
                                                                        ------------       --------------
Net Assets                                                                     100.0%      $1,425,197,416
                                                                        ============       ==============



1. Non-income producing security.

See accompanying Notes to Financial Statements




10              Oppenheimer Capital Appreciation Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


=======================================================================================================
Assets
Investments, at value (cost $960,417,127)--see accompanying statement                    $1,427,230,020
-------------------------------------------------------------------------------------------------------
Cash                                                                                            735,078
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              2,665,747
Shares of beneficial interest sold                                                            1,431,324
Interest and dividends                                                                          540,095
Other                                                                                            10,113
                                                                                         --------------
Total assets                                                                              1,432,612,377

=======================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                                         6,076,984
Shares of beneficial interest redeemed                                                        1,213,744
Trustees' compensation                                                                              484
Transfer and shareholder servicing agent fees                                                       186
Other                                                                                           123,563
                                                                                         --------------
Total liabilities                                                                             7,414,961

=======================================================================================================
Net Assets                                                                               $1,425,197,416
                                                                                         ==============
=======================================================================================================
Composition of Net Assets
Paid-in capital                                                                          $  847,994,816
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                           2,056,707
-------------------------------------------------------------------------------------------------------

Accumulated net realized gain on investments and foreign currency transactions              108,335,322
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                    466,810,571
                                                                                         --------------
Net assets--applicable to 28,592,995 shares of beneficial interest outstanding           $1,425,197,416
                                                                                         ==============

=======================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                         $49.84


See accompanying Notes to Financial Statements.



              Oppenheimer Capital Appreciation Fund/VA                        11

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

=======================================================================================================
Investment Income
Dividends                                                                                  $  5,736,352
-------------------------------------------------------------------------------------------------------
Interest                                                                                      3,289,528
                                                                                           ------------
Total income                                                                                  9,025,880
=======================================================================================================
Expenses
Management fees                                                                               6,845,473
-------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                      17,921
-------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                            4,059
-------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                     2,107
-------------------------------------------------------------------------------------------------------
Other                                                                                           105,419
                                                                                           ------------
Total expenses                                                                                6,974,979
Less expenses paid indirectly                                                                   (10,397)
                                                                                           ------------
Net expenses                                                                                  6,964,582
=======================================================================================================
Net Investment Income                                                                         2,061,298
=======================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                 109,110,788
Foreign currency transactions                                                                  (385,246)
                                                                                           ------------
Net realized gain                                                                           108,725,542
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                 275,400,704
Translation of assets and liabilities denominated in foreign currencies                         226,469
                                                                                           ------------
Net change                                                                                  275,627,173
                                                                                           ------------
Net realized and unrealized gain                                                            384,352,715
=======================================================================================================
Net Increase in Net Assets Resulting from Operations                                       $386,414,013
                                                                                           ============


See accompanying Notes to Financial Statements.



12              Oppenheimer Capital Appreciation Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                Year Ended December 31,
                                                                                1999                1998
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $    2,061,298      $  3,036,249
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                  108,725,542        32,507,950
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                              275,627,173        99,933,565
                                                                                --------------      ------------
Net increase in net assets resulting from operations                               386,414,013       135,477,764
================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                (2,974,252)       (3,939,379)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                               (32,671,363)      (47,530,889)
================================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions         305,879,322       190,636,226
================================================================================================================
Net Assets
Total increase                                                                     656,647,720       274,643,722
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                768,549,696       493,905,974
                                                                                --------------      ------------
End of period (including undistributed net investment
income of $2,056,707 and $2,959,139, respectively)                              $1,425,197,416      $768,549,696
                                                                                ==============      ============


See accompanying Notes to Financial Statements.


              Oppenheimer Capital Appreciation Fund/VA                        13

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------



                                                      Year Ended December 31,
                                                      1999            1998          1997            1996           1995
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $36.67          $32.44        $27.24          $23.55         $17.68
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    .06             .13           .25             .15            .25
Net realized and unrealized gain                       14.68            7.28          6.62            5.46           6.10
-------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                14.74            7.41          6.87            5.61           6.35
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.13)           (.24)         (.15)           (.25)          (.22)
Distributions from net realized gain                   (1.44)          (2.94)        (1.52)          (1.67)          (.26)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                        (1.57)          (3.18)        (1.67)          (1.92)          (.48)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $49.84          $36.67        $32.44          $27.24         $23.55
                                                      ======          ======        ======          ======         ======
=========================================================================================================================
Total Return, at Net Asset Value(1)                    41.66%          24.00%        26.68%          25.20%         36.65%
=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)               $1,425            $769          $494            $286           $118
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                      $1,003            $609          $390            $152           $ 89
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                   0.21%           0.50%         1.02%           1.08%          1.46%
Expenses                                                0.70%           0.75%(3)      0.75%(3)        0.81%(3)(4)    0.79%(3)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                56%             56%           66%             65%            58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The expense ratio was 0.79% net of the voluntary reimbursement by the Manager.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $751,087,611 and $525,369,517, respectively.

See accompanying Notes to Financial Statements.



14              Oppenheimer Capital Appreciation Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the Fund), formerly known as Oppenheimer Growth Fund, is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known established companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.




              Oppenheimer Capital Appreciation Fund/VA                        15

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $10,522. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:



                                                      Year Ended December 31, 1999              Year Ended December 31, 1998
                                                      ---------------------------------         --------------------------------
                                                      Shares             Amount                 Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                  13,631,886         $ 546,735,927           8,866,513         $293,095,063
Dividends and/or distributions reinvested                958,989            35,645,615           1,565,397           51,470,268
Redeemed                                              (6,954,081)         (276,502,220)         (4,699,071)        (153,929,105)
                                                      ----------         -------------          ----------         ------------
Net increase                                           7,636,794         $ 305,879,322           5,732,839         $190,636,226
                                                      ==========         =============          ==========         ============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $466,812,893 was composed of gross appreciation of $520,306,180, and gross depreciation of $53,493,287.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 1999 was 0.68% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.



16              Oppenheimer Capital Appreciation Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer High Income Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer High Income Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer High Income Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
---------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                                             Principal                Market Value
                                                                                             Amount(1)                Note 1
================================================================================================================================
Mortgage-Backed Obligations--1.9%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. H, 7%, 6/17/29(2)                                          $      200,000           $  131,750
--------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(3)                                                          167,000              119,092
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(3)                                                          167,000              115,856
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                                                          166,000              104,580
--------------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. E, 6.72%, 12/25/03(2)(3)                                                        250,000              214,922
Series 1993-C1, Cl. F, 6.72%, 12/25/03(2)(3)                                                        700,000              584,500
--------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
Series 1997, Cl. D, 8.126%, 5/25/08(2)(3)                                                           300,000              234,000
Series 1997, Cl. E, 8.126%, 2/25/11(2)(3)                                                         1,500,000            1,005,000
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1996-C1, Cl. E, 7.421%, 3/15/06(2)(3)                                                        835,342              684,850
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                                                          254,890              192,840
--------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. E, 8%, 6/25/26                                                                  619,807              595,742
Series 1994-C2, Cl. G, 8%, 4/25/25                                                                  672,810              639,591
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                               458,833              412,735
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1, 6.581%, 4/25/26(2)                1,420,875              937,334
--------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1996-C3, Cl. E, 8.256%, 6/25/30(4)                                                           650,000              645,937
                                                                                                                      ----------
Total Mortgage-Backed Obligations (Cost $7,051,518)                                                                    6,618,729
================================================================================================================================
Foreign Government Obligations--0.8%
--------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
Series I, 2.868%, 4/1/07(3)ARP                                                                    1,417,740              992,552
--------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 6.50%, 7/28/11(3)                                  1,450,000            1,147,312
--------------------------------------------------------------------------------------------------------------------------------
Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(3)                                    275,000              215,875
--------------------------------------------------------------------------------------------------------------------------------
Peru (Republic of) Past Due Interest Bonds, Series 20 yr., 4.25%, 3/7/17(3)                         400,000              277,000
--------------------------------------------------------------------------------------------------------------------------------
PT Hutama Karya Promissory Nts., Zero Coupon, 2/10/98(2)(5)(8)IDR                             1,000,000,000               39,356
                                                                                                                      ----------
Total Foreign Government Obligations (Cost $2,588,032)                                                                 2,672,095
================================================================================================================================
Loan Participations--1.8%
--------------------------------------------------------------------------------------------------------------------------------
Central Bank of Indonesia Gtd. Nts., Series 2 yr., 8.906%, 8/25/00(2)(3)                          1,000,000              970,000
--------------------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.955%, 4/28/02
(representing a basket of reference loans and a total return swap between
Chase Manhattan Bank and the Trust)(2)(3)                                                         5,360,000            5,266,377
                                                                                                                      ----------
Total Loan Participations (Cost $6,313,570)                                                                            6,236,377

                        Oppenheimer High Income Fund/VA                      5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal            Market Value
                                                                                                 Amount(1)            Note 1
================================================================================================================================
Corporate Bonds and Notes--83.1%
--------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--2.6%
Amtran, Inc.:
9.625% Nts., 12/15/05                                                                            $  800,000           $  772,000
10.50% Sr. Nts., 8/1/04                                                                             700,000              703,500
10.75% Sr. Nts., 8/1/05                                                                             700,000              717,500
--------------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08                                                                           1,325,000            1,272,000
9.375% Sr. Unsec. Nts., 11/15/06                                                                  1,000,000              970,000
--------------------------------------------------------------------------------------------------------------------------------
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                                             900,000              850,500
--------------------------------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
Series 1997-1, 1/1/01(2)                                                                            800,000              744,000
--------------------------------------------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
Series B, 9/30/08                                                                                 1,750,000            1,618,750
--------------------------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                             1,000,000              853,750
--------------------------------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Series 1997-A, Cl. B, 6/15/04(2)                                                                    288,566              294,886
                                                                                                                      ----------
                                                                                                                       8,796,886
--------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.7%
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                                          500,000              127,500
--------------------------------------------------------------------------------------------------------------------------------
Georgia Gulf Corp., 10.375% Sr. Sub. Nts., 11/1/07(4)                                               300,000              314,625
--------------------------------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09(4)                                                             800,000              832,000
10.125% Sr. Unsec. Sub. Nts., 7/1/09EUR                                                             500,000              534,650
Zero Coupon Sr. Disc. Nts., 13.09%, 12/31/09(4)(6)                                                1,500,000              459,375
--------------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.875% Sec. Nts., Series B, 5/1/07                                                                  500,000              512,500
10.875% Sr. Sub. Nts., 5/1/09                                                                       100,000              103,500
--------------------------------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                                               500,000              387,500
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                                         400,000              318,000
--------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc.:
8.75% Sr. Sub. Nts., 3/1/08                                                                       1,500,000            1,447,500
9% Sr. Sub. Nts., 7/1/07                                                                            250,000              243,750
--------------------------------------------------------------------------------------------------------------------------------
Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09(4)                                              650,000              591,500
--------------------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts., Series B, 8/1/07                   795,000              802,950
--------------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(7)                             650,000              167,375
--------------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                                        250,000              185,000
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                                750,000              566,250
12.375% Sr. Sec. Nts., Series B, 7/15/06                                                            600,000              624,000
--------------------------------------------------------------------------------------------------------------------------------
ZSC Specialty Chemical plc, 11% Sr. Nts., 7/1/09(4)                                                 800,000              834,000
                                                                                                                      ----------
                                                                                                                       9,051,975
--------------------------------------------------------------------------------------------------------------------------------
Consumer Durables--0.2%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                              425,000              312,375
--------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)                                          350,000              383,803
                                                                                                                      ----------
                                                                                                                         696,178

6                       Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--1.8%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(7)                                                             $1,080,000          $   515,700
10.50% Sr. Unsec. Nts., 7/1/08                                                                    1,000,000              895,000
--------------------------------------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                                    1,100,000            1,105,500
--------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(8)                                         600,000               33,000
--------------------------------------------------------------------------------------------------------------------------------
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08                               900,000              436,500
--------------------------------------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08                                       620,000              579,700
--------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08                                                                 250,000              126,250
9% Sr. Nts., 11/1/06                                                                              1,185,000              894,675
--------------------------------------------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                               1,200,000            1,233,000
--------------------------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(2)                                   600,000              213,000
--------------------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                                        235,000              212,675
                                                                                                                     -----------
                                                                                                                       6,245,000
--------------------------------------------------------------------------------------------------------------------------------
Energy--4.5%
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06                                                                   1,000,000              917,500
9.625% Sr. Unsec. Nts., Series B, 5/1/05                                                          1,000,000              947,500
--------------------------------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                               1,040,000              546,000
--------------------------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                                                275,000              111,375
--------------------------------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                                  800,000              732,000
--------------------------------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(2)                                          1,000,000              470,933
--------------------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., Series B, 2/15/07(5)(8)                                      700,000              573,125
--------------------------------------------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                                       400,000              396,000
--------------------------------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(4)                               2,000,000            1,710,000
--------------------------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08                                 1,025,000              650,875
--------------------------------------------------------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners, LP/Leviathan Finance Corp.,
10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09                                                      500,000              517,500
--------------------------------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(5)(8)                               810,000              425,250
--------------------------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                                 1,420,000            1,185,700
--------------------------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                                          800,000              764,000
--------------------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06                                                 1,000,000            1,095,000
--------------------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                                 1,060,000              492,900
--------------------------------------------------------------------------------------------------------------------------------
RBF Finance Co.:
11% Sr. Sec. Nts., 3/15/06                                                                        1,000,000            1,070,000
11.375% Sr. Sec. Nts., 3/15/09                                                                      500,000              537,500
--------------------------------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc., 11.75% First Mtg. Nts.,
Series B, 11/15/03                                                                                  225,000              230,344
--------------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                                    735,000              720,300
--------------------------------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(7)                                                              1,325,000              828,125
0%/11.375% Sr. Disc. Nts., 2/15/09(7)                                                               720,000              385,200
                                                                                                                     -----------
                                                                                                                      15,307,127


                        Oppenheimer High Income Fund/VA                      7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                             Principal                Market Value
                                                                                             Amount(1)                Note 1
--------------------------------------------------------------------------------------------------------------------------------
Financial--1.7%
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                    $      700,000           $  444,500
--------------------------------------------------------------------------------------------------------------------------------
ASAT Finance LLC, Units (each unit consists of $1,000 principal amount of 12.50%
sr. nts., 11/1/06 and one warrant to purchase shares of common stock)(4)(9)                         500,000              540,000
--------------------------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts., 3/26/98(2)(5)(8)IDR                           1,000,000,000               21,467
--------------------------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                              517,000              411,015
--------------------------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(4)                                                      800,000              836,000
--------------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27(2)                                              450,000              290,250
--------------------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 24% Nts., 6/19/03(5)(8)IDR                                            657,200,000               12,227
--------------------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08                   2,165,000            1,989,094
--------------------------------------------------------------------------------------------------------------------------------
Southern Pacific Funding Corp., 11.50% Sr. Nts., 11/1/04(5)(8)                                      240,000              114,000
--------------------------------------------------------------------------------------------------------------------------------
Sovereign Bankcorp, 10.50% Sr. Unsec. Nts., 11/15/06                                                600,000              615,000
--------------------------------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts., 1/1/28                                                             550,000              413,875
                                                                                                                      ----------
                                                                                                                       5,687,428
--------------------------------------------------------------------------------------------------------------------------------
Food & Drug--0.7%
Family Restaurants, Inc.:
9.75% Sr. Nts., 2/1/02                                                                            1,300,000              617,500
10.875% Sr. Sub. Disc. Nts., 2/1/04                                                                 100,000               45,500
--------------------------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                                      1,135,000            1,030,012
--------------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc.:
10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03                                                     2,710,000              338,750
12.625% Sub. Nts., 6/15/02                                                                          900,000              301,500
                                                                                                                      ----------
                                                                                                                       2,333,262
--------------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--1.8%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                                           520,000              497,900
--------------------------------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(7)                                501,000              388,275
--------------------------------------------------------------------------------------------------------------------------------
New World Pasta Co., 9.25% Sr. Nts., 2/15/09                                                      1,200,000            1,086,000
--------------------------------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                                       1,600,000            1,472,000
--------------------------------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(8)                                             400,000              102,000
--------------------------------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                                        925,000              837,125
--------------------------------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07                            1,175,000              957,625
--------------------------------------------------------------------------------------------------------------------------------
Triarc Consumer Products Group LLC, 10.25% Sr. Sub. Nts., 2/15/09(4)                                750,000              731,250
                                                                                                                      ----------
                                                                                                                       6,072,175


8                       Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--2.3%
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(8)                               $  400,000          $    46,000
--------------------------------------------------------------------------------------------------------------------------------
Ball Corp.:
7.75% Sr. Unsec. Nts., 8/1/06                                                                       700,000              686,000
8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                                  800,000              772,000
--------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                                    500,000              473,750
--------------------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                                     750,000              769,687
--------------------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc.:
9% First Priority Sr. Sec. Nts., 6/1/04                                                             250,000              246,250
10.625% Second Priority Sr. Sec. Nts., 4/15/05                                                      700,000              654,500
--------------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                                   1,130,000            1,169,550
10.875% Sr. Sub. Nts., 4/1/08                                                                       750,000              742,500
--------------------------------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Unsec. Nts., 12/15/06(10)                                                      1,158,749            1,303,593
--------------------------------------------------------------------------------------------------------------------------------
Tembec Industries, Inc., 8.625% Sr. Nts., 6/30/09                                                   800,000              802,000
                                                                                                                     -----------
                                                                                                                       7,665,830
--------------------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--5.0%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(7)                                             450,000              182,250
--------------------------------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                                    940,000              662,700
--------------------------------------------------------------------------------------------------------------------------------
Aztar Corp., 8.875% Sr. Unsec. Sub. Nts., 5/15/07                                                   550,000              530,750
--------------------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(5)                                 9,500                  ---
--------------------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                                     840,000              778,050
--------------------------------------------------------------------------------------------------------------------------------
Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                                     500,000              480,000
--------------------------------------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06                                           500,000              507,500
--------------------------------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                                      800,000              780,000
--------------------------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                                  700,000              500,500
--------------------------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                                        120,000              124,500
--------------------------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                                500,000              525,000
--------------------------------------------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                               1,000,000              996,250
--------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                               1,300,000            1,300,000
--------------------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                          1,500,000            1,477,500
--------------------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                                       1,200,000            1,110,000
--------------------------------------------------------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06                                                      1,000,000              960,000
--------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                               1,500,000            1,485,000
--------------------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(7)                                                                  1,200,000              834,000
9.25% Sr. Nts., 4/1/06                                                                              600,000              592,500
9.75% Sr. Nts., 6/15/07                                                                             750,000              750,000
--------------------------------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                                            1,000,000              981,250
--------------------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.:
9.75% Sr. Sub. Nts., 4/15/07                                                                        800,000              808,000
10.125% Sr. Sub. Nts., 3/15/06                                                                      800,000              820,000
                                                                                                                     -----------
                                                                                                                      17,185,750


                        Oppenheimer High Income Fund/VA                       9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal            Market Value
                                                                                                 Amount(1)            Note 1
--------------------------------------------------------------------------------------------------------------------------------
Healthcare--2.5%
Charles River Labs ONC, Units (each unit consists of $1,000 principal amount of 13.50%
sr. sub. nts., 10/1/09 and one warrant to purchase 3.942 shares of common stock)(4)(9)           $1,100,000           $1,149,500
--------------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                                      2,525,000            2,335,625
--------------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(4)                                             1,365,000            1,310,400
--------------------------------------------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09                                  1,250,000            1,331,250
--------------------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                                         1,000,000              815,000
--------------------------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                                             450,000              434,250
--------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                                                      250,000              233,750
8.625% Sr. Sub. Nts., 1/15/07                                                                       300,000              291,000
--------------------------------------------------------------------------------------------------------------------------------
Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09(4)                                              450,000              468,000
                                                                                                                      ----------
                                                                                                                       8,368,775
--------------------------------------------------------------------------------------------------------------------------------
Housing--2.1%
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06                                900,000              805,500
--------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                                              500,000              460,000
--------------------------------------------------------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                                600,000              586,500
--------------------------------------------------------------------------------------------------------------------------------
Engle Homes, Inc., 9.25% Sr. Unsec. Nts., Series C, 2/1/08                                        1,300,000            1,176,500
--------------------------------------------------------------------------------------------------------------------------------
Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                                     1,000,000              925,000
--------------------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
8.875% Sr. Unsec. Nts., Series B, 8/1/08                                                            250,000              238,750
9.125% Sr. Nts., Series B, 9/1/07                                                                 1,400,000            1,361,500
9.25% Sr. Nts., Series B, 3/15/07                                                                   625,000              612,500
--------------------------------------------------------------------------------------------------------------------------------
Panolam Industries International, Inc., 11.50% Sr. Sub. Nts., 2/15/09(4)                          1,000,000            1,022,500
                                                                                                                      ----------
                                                                                                                       7,188,750
--------------------------------------------------------------------------------------------------------------------------------
Information Technology--1.8%
Amkor Technologies, Inc.:
9.25% Sr. Nts., 5/1/06(4)                                                                           800,000              784,000
10.50% Sr. Sub. Nts., 5/1/09(4)                                                                     500,000              500,000
--------------------------------------------------------------------------------------------------------------------------------
Cherokee International LLC, 10.50% Sr. Sub. Nts., 5/1/09                                          1,000,000              885,000
--------------------------------------------------------------------------------------------------------------------------------
Chippac International Ltd., 12.75% Sr. Sub. Nts., 8/1/09(4)                                         250,000              262,500
--------------------------------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                                                500,000              462,500
--------------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                          625,000              552,344
--------------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec. Nts., 10/1/07                       850,000              877,625
--------------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08                            1,115,000            1,074,581
--------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                                             275,000              301,812
--------------------------------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                                       500,000              413,125
                                                                                                                      ----------
                                                                                                                       6,113,487


10                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal            Market Value
                                                                                                 Amount(1)            Note 1
--------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.2%
American Standard Cos., Inc., 7.625% Sr. Nts., 2/15/10                                           $1,500,000           $1,376,250
--------------------------------------------------------------------------------------------------------------------------------
Applied Power, Inc., 8.75% Sr. Sub. Nts., 4/1/09                                                    350,000              344,312
--------------------------------------------------------------------------------------------------------------------------------
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                                           420,000              386,925
--------------------------------------------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(4)                                                          800,000              848,000
--------------------------------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                                                  400,000              166,000
--------------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                                  850,000              743,750
--------------------------------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                                    800,000              228,000
--------------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                                  250,000              215,625
--------------------------------------------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                                           765,000              757,350
--------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05                              500,000              518,750
--------------------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                                  700,000              703,500
--------------------------------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                                          560,000              226,800
--------------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07                        560,000              509,600
--------------------------------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                                    630,000              598,500
                                                                                                                      ----------
                                                                                                                       7,623,362
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--2.1%
AMFM Operating, Inc., 12.625% Debs., 10/31/06(10)                                                   148,500              169,290
--------------------------------------------------------------------------------------------------------------------------------
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                                       975,000              987,187
9% Sr. Unsec. Sub. Nts., 10/1/08                                                                  1,700,000            1,776,500
10.50% Sr. Sub. Nts., Series B, 1/15/07                                                             450,000              490,500
--------------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                        1,500,000            1,432,500
--------------------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(3)                                             400,000              428,000
--------------------------------------------------------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                                       1,250,000            1,250,000
--------------------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                                    600,000              606,000
                                                                                                                      ----------
                                                                                                                       7,139,977


                        Oppenheimer High Income Fund/VA                      11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--4.9%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09                                                                   $  360,000          $   324,900
8.125% Sr. Nts., Series B, 7/15/03                                                                1,000,000              965,000
8.375% Sr. Nts., Series B, 2/1/08                                                                 1,000,000              932,500
9.25% Sr. Nts., 10/1/02                                                                             390,000              390,000
9.875% Sr. Nts., Series B, 3/1/07                                                                   140,000              142,800
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                                           340,000              354,450
--------------------------------------------------------------------------------------------------------------------------------
Bresnan Communications, Inc.:
0%/9.25% Sr. Disc. Nts., 2/1/09(7)                                                                  810,000              562,950
8% Sr. Nts., 2/1/09                                                                                 250,000              252,812
--------------------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(7)                                                         2,200,000            1,300,750
8.25% Sr. Unsec. Nts., 4/1/07                                                                       350,000              324,625
8.625% Sr. Unsec. Nts., 4/1/09                                                                      250,000              232,187
--------------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
7.875% Sr. Unsec. Debs., 2/15/18                                                                  1,000,000              957,500
9.875% Sr. Sub. Nts., 5/15/06                                                                       350,000              371,000
10.50% Sr. Sub. Debs., 5/15/16                                                                      250,000              278,750
--------------------------------------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(7)                                  500,000              197,500
--------------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                                3,500,000            3,535,000
--------------------------------------------------------------------------------------------------------------------------------
Falcon Holding Group LP:
0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(7)                                                   1,300,000              979,875
8.375% Sr. Unsec. Debs., Series B, 4/15/10                                                        2,200,000            2,230,250
--------------------------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09(4)                                700,000              726,250
--------------------------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 9.875% Sr. Nts., 11/15/09(4)EUR                                           600,000              608,369
--------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD                                             500,000              348,062
--------------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(7)               1,040,000              670,800
                                                                                                                     -----------
                                                                                                                      16,686,330
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--3.1%
Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                  1,250,000            1,225,000
--------------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                       1,100,000              979,000
--------------------------------------------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(4)                                                    446,433              415,335
--------------------------------------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 0%/10.75% Bonds, 3/15/08(7)GBP                                           1,200,000              751,208
--------------------------------------------------------------------------------------------------------------------------------
Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                                             815,000              835,375
--------------------------------------------------------------------------------------------------------------------------------
Metromedia International Group, Inc., 0%/10.50% Sr. Unsec. Disc. Nts., 9/30/07(2)(7)                214,074              101,685
--------------------------------------------------------------------------------------------------------------------------------
Premier Graphics, Inc., 11.50% Sr. Unsec. Nts., 12/1/05                                             700,000              493,500
--------------------------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.:
8.875% Sr. Unsec. Sub. Nts., 12/15/10                                                               750,000              532,500
9.50% Sr. Unsec. Sub. Nts., 6/1/08                                                                  800,000              608,000


12                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media  (continued)
SFX Entertainment, Inc.:
9.125% Sr. Unsec. Sub. Nts., 12/1/08                                                             $  900,000          $   859,500
9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                                     1,800,000            1,705,500
--------------------------------------------------------------------------------------------------------------------------------
TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                                 250,000              250,625
--------------------------------------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                                      1,000,000              955,000
--------------------------------------------------------------------------------------------------------------------------------
WRC Media Corp., Units (each unit consists of $1,000 principal amount of 12.75%
sr. sub. nts., 11/15/09 and one warrant to purchase 1.353 shares of common stock)(4)(9)           1,000,000              997,500
                                                                                                                     -----------
                                                                                                                      10,709,728
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--20.1%
Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                                     1,200,000            1,284,000
--------------------------------------------------------------------------------------------------------------------------------
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(7)                                         3,200,000            2,048,000
--------------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(7)                                                           225,000              194,625
7.625% Bonds, 7/31/08DEM                                                                          1,925,000              991,774
8.875% Sr. Nts., 11/30/07DEM                                                                        250,000              134,430
10.125% Sr. Nts., 11/30/07GBP                                                                       400,000              678,510
Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts.,
12/15/06 and one warrant to purchase 7.8 ordinary shares)(7)(9)                                   1,775,000            1,801,625
--------------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                                          800,000              846,000
--------------------------------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., 13% Sr. Nts., 4/1/08                                               200,000              141,500
--------------------------------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(7)                            1,500,000              952,500
--------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(7)                           2,350,000            2,232,500
--------------------------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                                       400,000              398,000
--------------------------------------------------------------------------------------------------------------------------------
Equinix, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. nts.,
12/1/07 and one warrant to purchase 11.255 shares of common stock)(4)(9)                          1,000,000            1,025,000
--------------------------------------------------------------------------------------------------------------------------------
ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09EUR                                  500,000              568,264
--------------------------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc.:
10.75% Sr. Nts., 12/15/09(4)                                                                        250,000              255,625
10.75% Sr. Nts., 12/15/09(4)EUR                                                                   1,000,000            1,025,270
11.25% Sr. Nts., 7/1/08                                                                           1,900,000            1,971,250
--------------------------------------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(7)                                  500,000              277,500
--------------------------------------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(7)                            500,000              327,500
--------------------------------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                                                      950,000              954,750
--------------------------------------------------------------------------------------------------------------------------------
Global Telesystems Group, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(4)EUR                              350,000              356,643
--------------------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc.:
0%/12.75% Sr. Sub. Nts., 11/15/07(7)                                                              1,250,000            1,192,187
0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(4)(7)                                                  178,000              199,360
--------------------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(7)                                        115,000               86,537
--------------------------------------------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(7)                         1,220,000              649,650
--------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(7)                                                       800,000              481,000
8.50% Sr. Nts., Series B, 1/15/08                                                                   660,000              607,200
8.60% Sr. Unsec. Nts., Series B, 6/1/08                                                             300,000              276,000
8.875% Sr. Nts., 11/1/07                                                                            460,000              430,100


                        Oppenheimer High Income Fund/VA                      13

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal            Market Value
                                                                                                 Amount(1)            Note 1
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications  (continued)
ITC Deltacom, Inc.:
8.875% Sr. Nts., 3/1/08                                                                          $1,000,000           $  962,500
11% Sr. Nts., 6/1/07                                                                                750,000              795,000
--------------------------------------------------------------------------------------------------------------------------------
Jazztel plc, 13.25% Sr. Nts., 12/15/09(4)EUR                                                      2,000,000            2,026,637
--------------------------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc.:
0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(7)                                                       1,250,000              718,750
13.50% Sr. Nts., 5/15/09(4)                                                                         200,000              201,000
--------------------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08(7)                                                                900,000              549,000
9.125% Sr. Unsec. Nts., 5/1/08                                                                      700,000              663,250
--------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                                                    300,000              281,250
--------------------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                                              750,000              772,500
10% Sr. Nts., 12/15/09EUR                                                                           500,000              525,215
10% Sr. Unsec. Nts., Series B, 11/15/08                                                           1,600,000            1,644,000
--------------------------------------------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(7)DEM                                             700,000              235,928
--------------------------------------------------------------------------------------------------------------------------------
Netia Holdings II BV, 13.125% Sr. Nts., 6/15/09                                                   1,350,000            1,360,125
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
9% Sr. Nts., 3/15/08                                                                                800,000              756,000
9.625% Sr. Nts., 10/1/07                                                                          1,210,000            1,185,800
10.75% Sr. Unsec. Nts., 6/1/09                                                                      200,000              206,500
10.75% Sr. Unsec. Nts., 11/15/08                                                                  1,200,000            1,242,000
--------------------------------------------------------------------------------------------------------------------------------
NTL Communications Corp.:
0%/9.78% Sr. Nts., 11/15/09(4)(7)EUR                                                                500,000              296,259
0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(7)                                                  1,000,000              712,500
11.50% Sr. Unsec. Nts., Series B, 10/1/08                                                         1,600,000            1,744,000
--------------------------------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(7)                                              350,000              243,250
0%/9.75% Sr. Nts., Series B, 4/15/09(7)GBP                                                        3,225,000            3,012,026
7% Cv. Unsec. Sub. Nts., 12/15/08                                                                   550,000            1,454,750
10% Sr. Nts., Series B, 2/15/07                                                                   1,055,000            1,089,287
--------------------------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(8)                                                   1,000,000              745,000
--------------------------------------------------------------------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B, 2/15/05                                                              750,000              745,312
10.50% Sr. Nts., 12/1/06(4)EUR                                                                    1,250,000            1,273,725
--------------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts., 10/15/07(7)                    1,000,000              815,000
--------------------------------------------------------------------------------------------------------------------------------
RSL Communications plc:
9.125% Sr. Unsec. Nts., 3/1/08                                                                      500,000              440,000
10.50% Gtd. Sr. Nts., 11/15/08                                                                    1,450,000            1,370,250
--------------------------------------------------------------------------------------------------------------------------------
Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09(4)EUR                                                  1,200,000            1,218,247
--------------------------------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Nts., 4/15/09(4)(7)                                                                  1,500,000              952,500
0%/9.875% Sr. Nts., 4/15/09(4)(7)GBP                                                              1,300,000            1,333,596
0%/11% Sr. Disc. Debs., 10/1/07(7)                                                                  990,000              928,125
11.25% Sr. Nts., 11/1/08                                                                          1,990,000            2,169,100
--------------------------------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                                            400,000              388,000
--------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                                    700,000              724,500


14                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications  (continued)
United Pan-Europe Communications NV:
0%/13.375% Sr. Disc. Nts., 11/1/09(4)(7)                                                         $1,000,000          $   565,000
0%/13.375% Sr. Disc. Nts., 11/1/09(4)(7)EUR                                                         500,000              288,711
10.875% Sr. Nts., 8/1/09EUR                                                                         250,000              255,059
10.875% Sr. Nts., 8/1/09                                                                          2,500,000            2,543,750
11.25% Sr. Nts., 11/1/09(4)EUR                                                                      500,000              514,522
--------------------------------------------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                                                                   1,480,000            1,517,000
10.625% Sr. Nts., 11/15/09(4)                                                                       500,000              515,000
11.25% Sr. Unsec. Nts., 12/1/08                                                                     700,000              738,500
13.50% Sr. Unsec. Nts., 6/15/04                                                                     385,000              424,463
--------------------------------------------------------------------------------------------------------------------------------
Versatel Telecom International BV:
11.875% Sr. Nts., 7/15/09                                                                           800,000              816,000
11.875% Sr. Nts., 7/15/09EUR                                                                        150,000              160,772
--------------------------------------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                                         830,000              827,925
--------------------------------------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(7)                               1,750,000            1,023,750
--------------------------------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(4)                                                      200,000              207,000
                                                                                                                     -----------
                                                                                                                      68,565,634
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--8.7%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                                                  200,000              159,250
--------------------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(7)                                     1,834,000              199,448
--------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08                                           800,000              860,000
--------------------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp.:
0%/10.375% Sr. Disc. Nts., 5/15/11(7)                                                               700,000              441,000
0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(7)                                                       940,000              710,875
9% Sr. Nts., 5/15/11                                                                                750,000              735,938
--------------------------------------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(7)                                   1,000,000              577,500
--------------------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                                               240,000              272,400
--------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 0%/15% Sr. Sec. Disc. Nts., Series B, 7/15/05(5)(7)(8)                 226,000               91,530
--------------------------------------------------------------------------------------------------------------------------------
ICO Global Communications (Holdings) Ltd., Units (each unit consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and one warrant to purchase 19.85 shares
of common stock)(8)(9)                                                                              700,000              325,500
--------------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                                          700,000              633,500
--------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/12% Sr. Unsec. Disc. Nts., 6/1/09(7)                                                           1,000,000              648,750
0%/14% Sr. Disc. Nts., Series B, 6/1/06(7)                                                          700,000              621,250
--------------------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(7)                             300,000              241,500
--------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(7)                                                                250,000              180,000
0%/10.65% Sr. Disc. Nts., 9/15/07(7)                                                              1,000,000              750,000
9.375% Sr. Nts., 11/15/09(4)                                                                      1,000,000              985,000
--------------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.50% Sr. Nts., 9/15/09(4)                                                                       2,200,000            2,376,000
11.625% Sr. Nts., 8/15/06                                                                         1,000,000            1,065,000
11.625% Sr. Nts., Series A, 8/15/06                                                               1,900,000            2,023,500
--------------------------------------------------------------------------------------------------------------------------------
Orange plc, 8% Sr. Nts., 8/1/08                                                                   2,600,000            2,635,750


                        Oppenheimer High Income Fund/VA                      15

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications  (continued)
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                                   $  600,000          $   435,000
--------------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(7)                                 1,150,000              534,750
--------------------------------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(7)                                 2,400,000            1,584,000
--------------------------------------------------------------------------------------------------------------------------------
Polska Telefoniz Cyfrowa International Financial II SA, 11.25% Sr. Sub. Nts., 12/1/09(4)EUR         400,000              407,592
--------------------------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., Series B, 12/15/06                                                            800,000              814,000
11.75% Sr. Sub. Nts., 7/15/07                                                                       425,000              465,375
--------------------------------------------------------------------------------------------------------------------------------
Real Time Data Co., 11% Disc. Nts., 5/31/09(4)(10)                                                  394,554              379,419
--------------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                                     1,900,000            1,952,250
--------------------------------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(7)                                 2,720,000            1,618,400
--------------------------------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc.:
0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(7)                                                         675,000              362,813
0%/12% Sr. Disc. Nts., 7/15/08(7)                                                                 1,640,000              988,100
--------------------------------------------------------------------------------------------------------------------------------
Voicestream Wireless Corp., 10.375% Sr. Nts., 11/15/09(4)                                         3,500,000            3,622,500
                                                                                                                     -----------
                                                                                                                      29,697,890
--------------------------------------------------------------------------------------------------------------------------------
Metals/Minerals--2.3%
AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(4)                                              750,000              489,375
--------------------------------------------------------------------------------------------------------------------------------
AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                                                     500,000              475,000
9.125% Sr. Nts., 12/15/06                                                                         1,200,000            1,227,000
--------------------------------------------------------------------------------------------------------------------------------
California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09                          500,000              482,500
--------------------------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                                 1,500,000            1,432,500
--------------------------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                                400,000              338,000
--------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                                      410,000              412,050
--------------------------------------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(7)                                    2,000,000              650,000
--------------------------------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                                              540,000              488,700
--------------------------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                                     600,000              621,000
--------------------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                                    800,000              792,000
--------------------------------------------------------------------------------------------------------------------------------
Republic Technologies International Holdings LLC/RTI Capital Corp., Units (each unit consists of $1,000 principal amount of 13.75% sr. nts., 7/15/09 and one warrant to
purchase Cl. D common stock at $0.01 per share)(9)                                                  800,000              532,000
                                                                                                                     -----------
                                                                                                                       7,940,125
--------------------------------------------------------------------------------------------------------------------------------
Retail--1.5%
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08                             752,000              718,160
--------------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp., 9% Sr. Sub. Nts., Series B, 5/1/09                                          1,300,000            1,231,750
--------------------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08                            1,100,000              775,500
--------------------------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                                          900,000              823,500
--------------------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                                  600,000              558,000
--------------------------------------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08                                         700,000              602,000
--------------------------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                                  325,000              316,875
                                                                                                                     -----------
                                                                                                                       5,025,785


16                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal           Market Value
                                                                                                 Amount(1)           Note 1
--------------------------------------------------------------------------------------------------------------------------------
Service--3.3%
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B, 1/1/09                                                         $1,000,000          $   888,750
10% Sr. Sub. Nts., 8/1/09(4)                                                                      1,300,000            1,170,000
--------------------------------------------------------------------------------------------------------------------------------
American Plumbing & Mechanical, Inc., 11.625% Gtd. Sr. Sub. Nts., 10/15/08(4)                       500,000              478,750
--------------------------------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                                           750,000              463,125
--------------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp., 9% Sr. Sub. Nts., Series B, 5/1/09EUR                                         300,000              284,560
--------------------------------------------------------------------------------------------------------------------------------
Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09                          600,000              591,750
--------------------------------------------------------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                       650,000              633,750
--------------------------------------------------------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(2)                                  1,500,000            1,177,500
--------------------------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
6.75% Cv. Sr. Sub. Nts., 9/15/03                                                                    950,000              456,000
7.375% Gtd. Sr. Unsec. Nts., 8/15/05                                                              1,800,000            1,440,000
--------------------------------------------------------------------------------------------------------------------------------
Stericycle, Inc., 12.375% Sr. Sub. Nts., 11/15/09(4)                                                700,000              720,125
--------------------------------------------------------------------------------------------------------------------------------
United Rentals, Inc.:
9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                                           350,000              332,500
9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                                     1,700,000            1,640,500
--------------------------------------------------------------------------------------------------------------------------------
US Unwired, Inc., 0%/13.375% Sr. Disc. Nts., 11/1/09(4)(7)                                        1,750,000            1,032,500
                                                                                                                     -----------
                                                                                                                      11,309,810
--------------------------------------------------------------------------------------------------------------------------------
Transportation--4.6%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                              1,000,000              976,250
--------------------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(4)                                                            500,000              502,500
--------------------------------------------------------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                                  600,000              561,000
--------------------------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                               915,000              960,750
--------------------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                        600,000              630,000
--------------------------------------------------------------------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05                                                   950,000              869,250
--------------------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                                          25,000                9,625
--------------------------------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.63%
first priority ship mtg. sr. sec. nts., 7/15/05 and one warrant to purchase five shares of
common stock)(2)(3)(9)                                                                              700,000              402,500
--------------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(4)                                                  1,175,000              546,375
Units (each unit consists of $1,000 principal amount of 12% second priority ship mtg. nts.,
6/30/07 and 7.66 warrants)(4)(9)                                                                    500,000               37,500
--------------------------------------------------------------------------------------------------------------------------------
Newcor, Inc., 9.875% Sr. Unsec. Sub. Nts., Series B, 3/1/08                                       1,500,000              787,500
--------------------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07(2)                       2,125,000            2,008,125
--------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 11.50% First Preferred Ship Mtg. Nts., 5/30/08(8)                700,000              269,500
--------------------------------------------------------------------------------------------------------------------------------
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08                                                     1,500,000            1,301,250
--------------------------------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Sub. Nts., 10/15/09(4)                                                 1,000,000            1,025,000
--------------------------------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                          400,000              380,000
--------------------------------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)                                          818,437              736,594
--------------------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                                        1,700,000            1,102,875
--------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 13.375% Sr. Disc. Nts., Series B, 12/15/03           2,600,000            2,665,000
                                                                                                                     -----------
                                                                                                                      15,771,594


                        Oppenheimer High Income Fund/VA                      17

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                 Principal          Market Value
                                                                                                 Amount(1)          Note 1
--------------------------------------------------------------------------------------------------------------------------------
Utility--0.6%
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                                                          $  545,000         $    549,088
10.50% Sr. Nts., 5/15/06                                                                             25,000               26,500
--------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11(11)                              555,000              594,266
--------------------------------------------------------------------------------------------------------------------------------
ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds, Series B, 12/30/11                             1,000,000              894,694
                                                                                                                    ------------
                                                                                                                       2,064,548
                                                                                                                    ------------
Total Corporate Bonds and Notes (Cost $308,366,702)                                                                  283,247,406
                                                                                                 Shares
================================================================================================================================
Preferred Stocks--5.1%
--------------------------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(10)                                             16,509              301,289
--------------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A(2)(10)                                                                      76,590            1,914,750
--------------------------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Sr. Exchangeable, Non-Vtg.(10)                                             480              130,800
--------------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable, Series B, Non-Vtg.(10)                    607              602,447
--------------------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp.:
12.25% Sr. Exchangeable, Non-Vtg.(10)                                                                 1,272            1,281,540
13% Sr. Exchangeable, Non-Vtg.(10)                                                                    1,065            1,163,512
--------------------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(10)                                       425               86,062
--------------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(2)(5)                       8,000              370,000
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum. Exchangeable Perpetual, Series A(2)          20                  300
--------------------------------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 10.50% Sr. Exchangeable(10)                                                     7,500              755,625
--------------------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(10)                                                   307              280,138
--------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 13.50% Exchangeable, Series B(10)                                      905              889,163
--------------------------------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable Preferred Stock, Non-Vtg.(10)          7,274               81,833
--------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(10)                             1,285            1,288,213
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(10)                                                32,136            1,727,310
--------------------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 12.375%(5)(10)                                                            2,116              232,231
--------------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(10)                                  48              492,000
--------------------------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable, Series H, Non-Vtg.                                                              10,000              872,500
9.20% Exchangeable, Series F, Non-Vtg.                                                                2,500              229,375
--------------------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 13.875% Cum., Non-Vtg.(10)                                                          1,288            1,362,060
--------------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(10)                                        1,182            1,214,505
--------------------------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc.:
13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(10)                                                       196              984,900
13.75% Exchangeable(4)                                                                                   46              231,150
--------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, LP                                                                                   517                6,850
--------------------------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv., Series B, Non-Vtg.                                                                        30,000              723,750
9.20% Sr.                                                                                             8,950              139,284
                                                                                                                    ------------
Total Preferred Stocks (Cost $20,061,434)                                                                             17,361,587


18                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                                        Market Value
                                                                                                    Shares              Note 1
================================================================================================================================
Common Stocks--0.3%
--------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA(4)(5)                                                                                  121,950             $198,169
--------------------------------------------------------------------------------------------------------------------------------
ECM Fund, LPI(2)                                                                                        150              131,438
--------------------------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2)(5)                                                                             3,723                3,723
--------------------------------------------------------------------------------------------------------------------------------
Gulfstream Holding, Inc.(5)                                                                              56                   --
--------------------------------------------------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(5)                                                                       851                2,872
--------------------------------------------------------------------------------------------------------------------------------
Optel, Inc.(5)                                                                                          945                    9
--------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp.                                                                           15,000              417,199
--------------------------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(5)                                                                     7,252                   73
--------------------------------------------------------------------------------------------------------------------------------
Weatherford International, Inc.                                                                       5,000              199,687
                                                                                                                        --------
Total Common Stocks (Cost $501,343)                                                                                      953,170
                                                                                                    Units
================================================================================================================================
Rights, Warrants and Certificates--0.7%
--------------------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust Wts., Exp. 1/31/00(2)                                 39,658                  397
--------------------------------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/15/00(2)                                  125                    1
--------------------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/1/07(4)                                                      1,434                5,557
--------------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 6/16/07(2)                                                                 62,000               18,600
--------------------------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/15/05                                                        660               14,824
--------------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07(2)                                                         750              198,844
--------------------------------------------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08                                                      2,000               24,500
--------------------------------------------------------------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08                                                    1,750                   --
--------------------------------------------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08(2)                                                               1,500               12,000
--------------------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05                                                         475                2,583
--------------------------------------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc. Wts., Exp. 4/15/08(2)                                                   500               75,062
--------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/15/05(2)                                                    52,500                  525
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/1/05                                                                        1,800              432,000
--------------------------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                                         15,626               13,673
--------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/23/03                                                                                          8,351                   --
Exp. 1/23/03(2)                                                                                       4,766                   48
Exp. 9/1/04(2)                                                                                       14,000               14,882
--------------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05                                                           5,940               73,300
--------------------------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/31/02                                                                950                   --
--------------------------------------------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07(2)                                                                     765                   --
--------------------------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(2)                                                      2,455                7,520
--------------------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08(2)                                                 800                  400
--------------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(2)                                                 800                9,700
--------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(2)                                               3,200              213,424
--------------------------------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(2)                                                     1,500                1,687
--------------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/29/00(2)                                                                7,500              904,687


                        Oppenheimer High Income Fund/VA                     19

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                                    Market Value
                                                                                                Units               Note 1
================================================================================================================================
Rights, Warrants and Certificates  (continued)
PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03(2)                                               170         $          8
--------------------------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc. Wts.:
Exp. 11/1/03(2)                                                                                      28,000               49,000
Exp. 6/30/05(2)                                                                                       1,600                  160
--------------------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp. Wts., Exp. 5/1/09(2)                                                                 1,200              300,000
--------------------------------------------------------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp. 5/31/04(2)                                                            121,440                1,214
--------------------------------------------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/1/05(4)                                                                    5,250              117,469
                                                                                                                    ------------
Total Rights, Warrants and Certificates (Cost $198,136)                                                                2,492,065
                                                                                                Principal
                                                                                                Amount(1)
================================================================================================================================
Structured Instruments--0.5%
--------------------------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Lehman High Yield Index Linked Nts.,
8.75%, 5/5/00 (Cost $1,500,000)                                                                 $ 1,500,000            1,514,867
================================================================================================================================
Repurchase Agreements--3.7%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $12,702,910 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $4,984,619 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $7,976,752 (Cost $12,700,000)                                                    12,700,000           12,700,000
--------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $359,280,735)                                                        97.9%         333,796,296
--------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                         2.1            7,032,302
                                                                                                -----------         ------------
Net Assets                                                                                            100.0%        $340,828,598
                                                                                                ===========         ============

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
   ARP --  Argentine Peso                     EUR --  Euro
   CAD --  Canadian Dollar                    GBP --  British Pound Sterling
   DEM --  German Mark                        IDR --  Indonesian Rupiah
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $43,166,117 or 12.67% of the Fund's net assets as of December 31, 1999.
5. Non-income producing security.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Issuer is in default.
9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
10. Interest or dividend is paid in kind.
11. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


20                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

==================================================================================================
Assets
Investments, at value (cost $359,280,735)--see accompanying statement                 $333,796,296
--------------------------------------------------------------------------------------------------
Cash                                                                                     1,071,946
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                               6,544,568
Shares of beneficial interest sold                                                         178,609
Other                                                                                        5,047
                                                                                      ------------
Total assets                                                                           341,596,466
==================================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                                       85,050
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                     604,732
Investments purchased                                                                       38,914
Trustees' compensation                                                                         210
Transfer and shareholder servicing agent fees                                                  184
Other                                                                                       38,778
                                                                                      ------------
Total liabilities                                                                          767,868
==================================================================================================
Net Assets                                                                            $340,828,598
                                                                                      ============
==================================================================================================
Composition of Net Assets
Paid-in capital                                                                       $344,149,980
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     32,932,864
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions         (10,681,554)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                               (25,572,692)
                                                                                      ------------
Net assets--applicable to 31,781,566 shares of beneficial interest outstanding        $340,828,598
                                                                                      ============
==================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                    $10.72

See accompanying Notes to Financial Statements.


                        Oppenheimer High Income Fund/VA                     21

--------------------------------------------------------------------------------
Statement of Operations  For the Year ended December 31, 1999
--------------------------------------------------------------------------------

==================================================================================================
Investment Income
Interest                                                                              $ 33,187,927
--------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $61)                                      2,090,889
                                                                                      ------------
Total income                                                                            35,278,816
==================================================================================================
Expenses
Management fees                                                                          2,511,521
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  8,866
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                       3,792
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                2,104
--------------------------------------------------------------------------------------------------
Other                                                                                       26,642
                                                                                      ------------
Total expenses                                                                           2,552,925
Less expenses paid indirectly                                                              (12,847)
                                                                                      ------------
Net expenses                                                                             2,540,078
==================================================================================================
Net Investment Income                                                                   32,738,738
==================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                             (6,397,480)
Closing of futures contracts                                                               138,192
Foreign currency transactions                                                              262,847
                                                                                      ------------
Net realized loss                                                                       (5,996,441)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                            (11,265,255)
Translation of assets and liabilities denominated in foreign currencies                   (840,842)
                                                                                      ------------
Net change                                                                             (12,106,097)
                                                                                      ------------
Net realized and unrealized loss                                                       (18,102,538)
==================================================================================================
Net Increase in Net Assets Resulting from Operations                                  $ 14,636,200
                                                                                      ============

See accompanying Notes to Financial Statements.


22                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                                                   1999               1998
==================================================================================================================
Operations
Net investment income                                                              $ 32,738,738       $ 27,929,383
------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (5,996,441)        (2,889,367)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                               (12,106,097)       (24,125,468)
                                                                                   ------------       ------------
Net increase in net assets resulting from operations                                 14,636,200            914,548
==================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                (23,246,834)        (6,694,100)
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                    (8,113,249)
==================================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions           20,876,575         51,132,667
==================================================================================================================
Net Assets
Total increase                                                                       12,265,941         37,239,866
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 328,562,657        291,322,791
                                                                                   ------------       ------------
End of period (including undistributed net investment
income of $32,932,864 and $23,046,774, respectively)                               $340,828,598       $328,562,657
                                                                                   ============       ============

See accompanying Notes to Financial Statements.


                        Oppenheimer High Income Fund/VA                       23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                            Year Ended December 31,
                                                            1999         1998          1997          1996          1995
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                          $11.02       $11.52        $11.13        $10.63        $ 9.79
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           1.01          .95           .94           .97           .98
Net realized and unrealized gain (loss)                         (.55)        (.90)          .37           .58           .94
---------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                          .46          .05          1.31          1.55          1.92
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.76)        (.25)         (.91)        (1.05)        (1.08)
Distributions from net realized gain                              --         (.30)         (.01)           --            --
---------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (.76)        (.55)         (.92)        (1.05)        (1.08)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $10.72       $11.02        $11.52        $11.13        $10.63
                                                              ======       ======        ======        ======        ======
===========================================================================================================================
Total Return, at Net Asset Value(1)                             4.29%        0.31%        12.21%        15.26%        20.37%
===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $340,829     $328,563      $291,323      $191,293      $133,451
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $340,519     $322,748      $223,617      $157,203      $115,600
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                           9.61%        8.65%         8.88%         9.18%         9.81%
Expenses                                                        0.75%        0.78%(3)      0.82%(3)      0.81%(3)      0.81%(3)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                        33%         161%          168%          125%          107%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $147,560,583 and $101,280,643, respectively.

See accompanying Notes to Financial Statements.

24                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer High Income Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income from investment in high yield fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of December 31, 1999, the market value of these securities comprised 1.99% of the Fund's net assets and resulted in realized and unrealized losses of $1,583,690. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $2,797,955, representing 0.82% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                        Oppenheimer High Income Fund/VA                      25

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $8,335,000, which expires between 2006 and 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $394,186. Accumulated net realized loss on investments was increased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                   Year Ended December 31, 1999        Year Ended December 31, 1998
                                                   -----------------------------       ----------------------------
                                                   Shares          Amount              Shares         Amount
-------------------------------------------------------------------------------------------------------------------
Sold                                                13,810,332     $ 149,141,858        15,303,847    $ 171,699,925
Dividends and/or distributions reinvested            2,201,405        23,246,834         1,300,031       14,807,349
Redeemed                                           (14,037,090)     (151,512,117)      (12,094,532)    (135,374,607)
                                                   -----------     -------------       -----------    -------------
Net increase                                         1,974,647     $  20,876,575         4,509,346    $  51,132,667
                                                   ===========     =============       ===========    =============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities of $25,484,439 was composed of gross appreciation of $8,906,207, and gross depreciation of $34,390,646.


26                      Oppenheimer High Income Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management Fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended December 31, 1999, was 0.74% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                 Expiration          Contract            Valuation as of      Unrealized
Contract Description             Date                Amount (000s)       December 31, 1999    Depreciation
------------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
British Pound Sterling (GBP)     6/2/00-6/5/00       3,545 GBP           $5,725,037                $78,449
Canadian Dollar (CAD)            6/1/00                540 CAD              374,449                  6,601
                                                                                                   -------
Total Unrealized Depreciation                                                                      $85,050
                                                                                                   =======

================================================================================
6. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.


                        Oppenheimer High Income Fund/VA                       27

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Futures Contracts  (continued)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
7. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $21,334,042, which represents 6.26% of the Fund's net assets, of which $4,091,086 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                         Valuation Per
                                                             Acquisition            Cost Per             Unit as of
Security                                                     Date                   Unit                 December 31, 1999
---------------------------------------------------------------------------------------------------------------------------
Bonds
-----
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05      12/8/95-8/13/96          100.00%-105.75%               109.66%
---------------------------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08      3/19/98                  101.00                         90.00

Stocks and Warrants
-------------------
CGA Group Ltd. Wts., Exp. 6/16/07                            6/17/97               $     --                        $  0.30
---------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A                    6/17/98-12/29/98          24.97-25.03                   25.00
---------------------------------------------------------------------------------------------------------------------------
ECM Fund, LPI                                                4/14/92                1,000.00                        876.25
---------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/29/00                          11/29/95                    --                         120.63
---------------------------------------------------------------------------------------------------------------------------
Real Time Data Wts., Exp. 5/31/04                            6/30/99                    0.01                          0.01

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Aggressive Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Aggressive Growth Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Aggressive Growth Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
__________________________
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000



--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                Shares             Note 1
===============================================================================================================
Common Stocks--88.9%
---------------------------------------------------------------------------------------------------------------
Capital Goods--5.4%
---------------------------------------------------------------------------------------------------------------
Electrical Equipment--3.4%
E-Tek Dynamics, Inc.(1)                                                            537,400         $ 72,347,475
---------------------------------------------------------------------------------------------------------------
Manufacturing--2.0%
Tyco International Ltd.                                                          1,095,000           42,568,125
---------------------------------------------------------------------------------------------------------------
Communication Services--2.5%
---------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--2.5%
Copper Mountain Networks, Inc.(1)                                                   17,400              848,250
---------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc.(1)                                                     250,000           22,203,125
---------------------------------------------------------------------------------------------------------------
Global Crossing Ltd.(1)                                                            593,899           29,694,950
                                                                                                   ------------
                                                                                                     52,746,325
---------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--9.9%
---------------------------------------------------------------------------------------------------------------
Consumer Services--1.2%
Young & Rubicam, Inc.                                                              351,300           24,854,475
---------------------------------------------------------------------------------------------------------------
Retail: General--1.2%
Kohl's Corp.(1)                                                                    360,000           25,987,500
---------------------------------------------------------------------------------------------------------------
Retail: Specialty--7.5%
Abercrombie & Fitch Co., Cl. A(1)                                                  480,000           12,810,000
---------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                                              630,000           31,618,125
---------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                          669,000           19,819,125
---------------------------------------------------------------------------------------------------------------
Tandy Corp.                                                                        915,000           45,006,562
---------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                      519,300           46,347,525
---------------------------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.(1)                                                            25,000            1,150,000
                                                                                                   ------------
                                                                                                    156,751,337
---------------------------------------------------------------------------------------------------------------
Consumer Staples--4.0%
---------------------------------------------------------------------------------------------------------------
Broadcasting--2.0%
Charter Communications, Inc., Cl. A(1)                                             983,500           21,514,062
---------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Cl. A(1)                                        280,600           11,294,150
---------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A(1)                                            96,900            9,901,969
                                                                                                   ------------
                                                                                                     42,710,181
---------------------------------------------------------------------------------------------------------------
Entertainment--1.6%
Royal Caribbean Cruises Ltd.                                                       674,000           33,236,625
---------------------------------------------------------------------------------------------------------------
Household Goods--0.4%
Dial Corp. (The)                                                                   325,000            7,901,563
---------------------------------------------------------------------------------------------------------------
Financial--1.4%
---------------------------------------------------------------------------------------------------------------
Diversified Financial--1.4%
Schwab (Charles) Corp.                                                             770,000           29,548,750


4                     Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                 Shares            Note 1
---------------------------------------------------------------------------------------------------------------
Healthcare--4.6%
---------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.6%
Biogen, Inc.(1)                                                                    636,600         $ 53,792,700
---------------------------------------------------------------------------------------------------------------
Genentech, Inc.(1)                                                                  72,200            9,710,900
---------------------------------------------------------------------------------------------------------------
Immunex Corp.(1)                                                                   300,000           32,850,000
                                                                                                   ------------
                                                                                                     96,353,600
---------------------------------------------------------------------------------------------------------------
Technology--60.7%
---------------------------------------------------------------------------------------------------------------
Computer Hardware--7.1%
Dell Computer Corp.(1)                                                             250,000           12,750,000
---------------------------------------------------------------------------------------------------------------
EMC Corp.(1)                                                                       603,000           65,877,750
---------------------------------------------------------------------------------------------------------------
Gateway, Inc.(1)                                                                   350,000           25,221,875
---------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc.                                                              28,000            9,520,000
---------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                        400,000           36,200,000
                                                                                                   ------------
                                                                                                    149,569,625
---------------------------------------------------------------------------------------------------------------
Computer Services--0.5%
Finisar Corp(1)                                                                     39,800            3,577,025
---------------------------------------------------------------------------------------------------------------
Foundry Networks, Inc.(1)                                                           18,200            5,490,713
---------------------------------------------------------------------------------------------------------------
High Speed Access Corp.(1)                                                         114,800            2,023,350
                                                                                                   ------------
                                                                                                     11,091,088
---------------------------------------------------------------------------------------------------------------
Computer Software--11.6%
Citrix Systems, Inc.(1)                                                            693,000           85,239,000
---------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                 550,000           64,212,500
---------------------------------------------------------------------------------------------------------------
VeriSign, Inc.(1)                                                                   50,000            9,546,875
---------------------------------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                                          600,000           85,875,000
                                                                                                   ------------
                                                                                                    244,873,375
---------------------------------------------------------------------------------------------------------------
Communications Equipment--14.2%
Antec Corp.(1)                                                                     392,800           14,337,200
---------------------------------------------------------------------------------------------------------------
Audiocodes Ltd.(1)                                                                 237,100           21,813,200
---------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                                             450,000           48,206,250
---------------------------------------------------------------------------------------------------------------
Harmonic, Inc(1)                                                                 1,000,000           94,937,500
---------------------------------------------------------------------------------------------------------------
Optical Coating Laboratory, Inc.                                                   335,000           99,160,000
---------------------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                           375,000           20,859,375
                                                                                                   ------------
                                                                                                    299,313,525
---------------------------------------------------------------------------------------------------------------
Electronics--27.3%
Gemstar International Group Ltd.(1)                                                200,000           14,250,000
---------------------------------------------------------------------------------------------------------------
GlobeSpan, Inc.(1)                                                                   6,300              410,288
---------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                        372,000           30,620,250
---------------------------------------------------------------------------------------------------------------
JDS Uniphase Corp.(1)                                                            1,561,332          251,862,367
---------------------------------------------------------------------------------------------------------------
LSI Logic Corp.(1)                                                                 545,700           36,834,750
---------------------------------------------------------------------------------------------------------------
QLogic Corp.(1)                                                                    450,000           71,943,750
---------------------------------------------------------------------------------------------------------------
SDL, Inc.(1)                                                                       350,000           76,300,000
---------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                                   1,040,000           54,535,000
---------------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                                    690,000           36,570,000
                                                                                                   ------------
                                                                                                    573,326,405


                     Oppenheimer Aggressive Growth Fund/VA                     5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Market Value
                                                                              Shares             Note 1
---------------------------------------------------------------------------------------------------------------
Utilities--0.4%
---------------------------------------------------------------------------------------------------------------
Electric Utilities--0.4%
Calpine Corp.(1)                                                                   126,800       $    8,115,200
                                                                                                 --------------
Total Common Stocks (Cost $771,289,353)                                                           1,871,295,174


                                                                              Principal
                                                                              Amount
===============================================================================================================
Repurchase Agreements--10.7%
---------------------------------------------------------------------------------------------------------------

Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated
12/31/99, to be repurchased at $225,151,585 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $88,349,431 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $141,383,210 (Cost $225,100,000)                              $225,100,000          225,100,000
---------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $996,389,353)                                       99.6%       2,096,395,174
---------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                        0.4            7,732,586
                                                                              ------------       --------------
Net Assets                                                                           100.0%      $2,104,127,760
                                                                              ============       ==============

1. Non-income producing security.

See accompanying Notes to Financial Statements.



6                     Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

===============================================================================================================
Assets
Investments, at value (including repurchase agreement of $225,100,000)
(cost $996,389,353)--see accompanying statement                                                  $2,096,395,174
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                  1,032,385
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                      7,087,097
Shares of beneficial interest sold                                                                    3,244,267
Interest and dividends                                                                                  138,944
Other                                                                                                    11,681
                                                                                                 --------------
Total assets                                                                                      2,107,909,548
===============================================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                3,716,257
Trustees' compensation                                                                                    1,697
Transfer and shareholder servicing agent fees                                                               201
Other                                                                                                    63,633
                                                                                                 --------------
Total liabilities                                                                                     3,781,788
===============================================================================================================
Net Assets                                                                                       $2,104,127,760
                                                                                                 ==============
===============================================================================================================
Composition of Net Assets
Paid-in capital                                                                                  $  904,071,695
---------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                      100,050,244
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                          1,100,005,821
                                                                                                 --------------
Net assets--applicable to 25,564,825 shares of beneficial interest outstanding                   $2,104,127,760
                                                                                                 ==============
===============================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                                 $82.31

See accompanying Notes to Financial Statements.


                     Oppenheimer Aggressive Growth Fund/VA                     7

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


===============================================================================================================
Investment Income
Interest                                                                                            $ 4,468,423
---------------------------------------------------------------------------------------------------------------
Dividends                                                                                             2,049,968
                                                                                                   ------------
Total income                                                                                          6,518,391
===============================================================================================================
Expenses
Management fees                                                                                       8,700,904
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              24,681
---------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                   10,056
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                             2,127
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    24,249
                                                                                                   ------------
Total expenses                                                                                        8,762,017
Less expenses paid indirectly                                                                           (11,539)
                                                                                                   ------------
Net expenses                                                                                          8,750,478
===============================================================================================================
Net Investment Loss                                                                                  (2,232,087)
===============================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (including premiums on options exercised)                                               169,730,345
Closing and expiration of option contracts written                                                      428,019
Foreign currency transactions                                                                           130,388
                                                                                                   ------------
Net realized gain                                                                                   170,288,752
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                         750,572,210
Translation of assets and liabilities denominated in foreign currencies                                (791,294)
                                                                                                   ------------
Net change                                                                                          749,780,916
                                                                                                   ------------
Net realized and unrealized gain                                                                    920,069,668
===============================================================================================================
Net Increase in Net Assets Resulting from Operations                                               $917,837,581
                                                                                                   ============

See accompanying Notes to Financial Statements.



8                     Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Year Ended December 31,
                                                                                             1999                 1998
================================================================================================================================
Operations
Net investment loss                                                                          $   (2,232,087)      $   (1,162,585)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                        170,288,752          (67,125,014)
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                           749,780,916          183,484,620
                                                                                             --------------       --------------
Net increase in net assets resulting from operations                                            917,837,581          115,197,021
================================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                                     --           (2,267,793)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                     --          (23,288,487)
================================================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions                                                                108,330,019          110,511,946
================================================================================================================================
Net Assets
Total increase                                                                                1,026,167,600          200,152,687
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           1,077,960,160          877,807,473
                                                                                             --------------       --------------
End of period                                                                                $2,104,127,760       $1,077,960,160
                                                                                             ==============       ==============

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA                     9

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                                          1999            1998          1997            1996           1995
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $44.83          $40.96        $38.71          $34.21         $25.95
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.09)           (.05)          .10             .09            .11
Net realized and unrealized gain                           37.57            5.09          4.01            6.59           8.29
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                    37.48            5.04          4.11            6.68           8.40
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --            (.10)         (.09)           (.11)          (.09)
Distributions from net realized gain                          --           (1.07)        (1.77)          (2.07)          (.05)
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               --           (1.17)        (1.86)          (2.18)          (.14)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $82.31          $44.83        $40.96          $38.71         $34.21
                                                          ======          ======        ======          ======         ======
=============================================================================================================================
Total Return, at Net Asset Value(1)                        83.60%          12.36%        11.67%          20.22%         32.52%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                   $2,104          $1,078          $878            $617           $325
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $1,314           $ 955          $754            $467           $241
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                               (0.17)%         (0.12)%        0.31%           0.32%          0.47%
Expenses                                                    0.67%           0.71%(3)      0.73%(3)        0.75%(3)       0.78%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                    66%             80%           88%            100%           126%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $821,119,876 and $835,938,199, respectively.

See accompanying Notes to Financial Statements.


10                     Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to achieve capital appreciation by investing in "growth-type" companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



                     Oppenheimer Aggressive Growth Fund/VA                    11

--------------------------------------------------------------------------------
Notes to Financial Stateaments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $2,255,042, a decrease in accumulated net investment loss of $2,232,087, and an increase in accumulated net realized gain on investments of $22,955.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31, 1999           Year Ended December 31, 1998
                                                       --------------------------------       ------------------------------
                                                       Shares             Amount              Shares            Amount
----------------------------------------------------------------------------------------------------------------------------
Sold                                                    9,866,210         $ 549,485,112        13,376,589       $556,408,810
Dividends and/or distributions reinvested                      --                    --           580,166         25,556,280
Redeemed                                               (8,345,187)         (441,155,093)      (11,344,620)      (471,453,144)
                                                       ----------         -------------       -----------       ------------
Net increase                                            1,521,023         $ 108,330,019         2,612,135       $110,511,946
                                                       ==========         =============       ===========       ============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $1,100,005,821 was composed of gross appreciation of $1,116,099,786, and gross depreciation of $16,093,965.



12                     Oppenheimer Aggressive Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for the year ended December 31, 1999, was 0.66% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                                                            Call Options
                                                                                            ---------------------------
                                                                                            Number of         Amount of
                                                                                            Options           Premiums
-----------------------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1998                                                    138           $  34,764
Options written                                                                              2,500             640,611
Options closed or expired                                                                   (1,700)           (428,019)
Options exercised                                                                             (938)           (247,356)
                                                                                            ------           ---------
Options outstanding as of December 31, 1999                                                     --           $      --
                                                                                            ======           =========

                   Oppenheimer Multiple Strategies Fund/VA                    23


--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Multiple
Strategies Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Multiple Strategies Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
---------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                          Shares             Note 1
=========================================================================================================
Common Stocks--50.3%
---------------------------------------------------------------------------------------------------------
Basic Materials--1.8%
---------------------------------------------------------------------------------------------------------
Chemicals--0.8%
Bayer AG, Sponsored ADR                                                       34,000           $1,601,682
---------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.(1)                                             7,672              505,393
---------------------------------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                                            29,500            1,421,531
---------------------------------------------------------------------------------------------------------
Praxair, Inc.(1)                                                              23,000            1,157,187
                                                                                               ----------
                                                                                                4,685,793
---------------------------------------------------------------------------------------------------------
Metals--0.3%
De Beers Consolidated Mines Ltd., ADR                                         68,000            1,967,750
---------------------------------------------------------------------------------------------------------
Paper--0.7%
Pactiv Corp.(2)                                                               50,000              531,250
---------------------------------------------------------------------------------------------------------
Sonoco Products Co.                                                            9,500              216,125
---------------------------------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                                    76,400              892,925
---------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                              36,647            2,631,713
                                                                                               ----------
                                                                                                4,272,013
---------------------------------------------------------------------------------------------------------
Capital Goods--1.5%
---------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.4%
Goodrich (B.F.) Co.                                                           80,000            2,200,000
---------------------------------------------------------------------------------------------------------
Industrial Services--0.1%
Service Corp. International                                                  125,000              867,187
---------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
Hexcel Corp.(2)                                                              140,000              778,750
---------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                 19,687            1,135,694
---------------------------------------------------------------------------------------------------------
Pall Corp.                                                                   115,000            2,479,687
---------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                       37,500            1,457,812
                                                                                               ----------
                                                                                                5,851,943
---------------------------------------------------------------------------------------------------------
Communication Services--1.8%
---------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.0%
Intermedia Communications, Inc.(2)                                             3,812              147,953
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(2)(3)                                            201                6,241
---------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(2)                                                        108,750            5,770,547
                                                                                               ----------
                                                                                                5,924,741
---------------------------------------------------------------------------------------------------------
Telephone Utilities--0.7%
GTE Corp.                                                                     17,500            1,234,844
---------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                      44,000            2,145,000
---------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar)                               26,250,000              472,253
---------------------------------------------------------------------------------------------------------
Telesp Tele de Sao Paulo                                                  19,200,000              265,813
                                                                                               ----------
                                                                                                4,117,910
---------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.1%
Telesp Celular Participacoes SA                                           49,150,000              465,245


4                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                           Shares            Note 1
---------------------------------------------------------------------------------------------------------
Consumer Cyclicals--7.0%
---------------------------------------------------------------------------------------------------------
Autos & Housing--1.7%
Dana Corp.                                                                    75,000          $ 2,245,312
---------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                                       292,230              946,920
---------------------------------------------------------------------------------------------------------
Lear Corp.(2)                                                                 55,000            1,760,000
---------------------------------------------------------------------------------------------------------
Owens Corning                                                                140,000            2,703,750
---------------------------------------------------------------------------------------------------------
Southdown, Inc.                                                               17,500              903,437
---------------------------------------------------------------------------------------------------------
Toll Brothers, Inc.(2)                                                        61,000            1,136,125
                                                                                              -----------
                                                                                                9,695,544
---------------------------------------------------------------------------------------------------------
Consumer Services--0.2%
Alterra Healthcare Corp.(2)                                                  115,000              955,937
---------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.3%
Berjaya Sports Toto Berhad                                                   200,000              431,579
---------------------------------------------------------------------------------------------------------
Brunswick Corp.                                                               56,000            1,246,000
---------------------------------------------------------------------------------------------------------
Callaway Golf Co.                                                            140,000            2,476,250
---------------------------------------------------------------------------------------------------------
Host Marriott Corp.                                                          130,000            1,072,500
---------------------------------------------------------------------------------------------------------
International Game Technology                                                192,500            3,910,156
---------------------------------------------------------------------------------------------------------
Mattel, Inc.                                                                 115,000            1,509,378
---------------------------------------------------------------------------------------------------------
Mirage Resorts, Inc.(2)                                                       62,000              949,375
---------------------------------------------------------------------------------------------------------
Shimano, Inc.                                                                100,000            1,760,736
                                                                                              -----------
                                                                                               13,355,974
---------------------------------------------------------------------------------------------------------
Media--0.7%
South China Morning Post Holdings Ltd.                                     1,694,000            1,460,063
---------------------------------------------------------------------------------------------------------
Time Warner, Inc.(1)                                                          32,000            2,318,000
                                                                                              -----------
                                                                                                3,778,063
---------------------------------------------------------------------------------------------------------
Retail: General--0.8%
Federated Department Stores, Inc.(2)                                          42,500            2,148,906
---------------------------------------------------------------------------------------------------------
Neiman Marcus Group, Inc. (The), Cl. A(2)                                     40,000            1,117,500
---------------------------------------------------------------------------------------------------------
Saks, Inc.(2)                                                                 93,000            1,447,312
                                                                                              -----------
                                                                                                4,713,718
---------------------------------------------------------------------------------------------------------
Retail: Specialty--0.7%
---------------------------------------------------------------------------------------------------------
Abercrombie & Fitch Co., Cl. A(2)                                             35,000              934,063
---------------------------------------------------------------------------------------------------------
AutoZone, Inc.(2)                                                             43,000            1,389,438
---------------------------------------------------------------------------------------------------------
Borders Group, Inc.(2)                                                        70,000            1,124,375
---------------------------------------------------------------------------------------------------------
Gap, Inc.(1)                                                                  14,500              667,000
                                                                                              -----------
                                                                                                4,114,876
---------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.6%
Jones Apparel Group, Inc.(2)                                                  77,000            2,088,625
---------------------------------------------------------------------------------------------------------
Tommy Hilfiger Corp.(2)                                                       48,500            1,130,656
                                                                                              -----------
                                                                                                3,219,281
---------------------------------------------------------------------------------------------------------
Consumer Staples--4.8%
---------------------------------------------------------------------------------------------------------
Beverages--0.3%
Coca-Cola Enterprises, Inc.                                                   41,800              841,225
---------------------------------------------------------------------------------------------------------
Diageo plc                                                                   125,800            1,012,086
                                                                                              -----------
                                                                                                1,853,311


                   Oppenheimer Multiple Strategies Fund/VA                    5

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                           Shares            Note 1
---------------------------------------------------------------------------------------------------------
Broadcasting--1.8%
CBS Corp.(1)(2)                                                              110,000          $ 7,033,125
---------------------------------------------------------------------------------------------------------
MediaOne Group, Inc.(1)(2)                                                    35,000            2,688,438
---------------------------------------------------------------------------------------------------------
RCN Corp.(2)                                                                  12,500              606,250
                                                                                              -----------
                                                                                               10,327,813
---------------------------------------------------------------------------------------------------------
Entertainment--0.9%
Brinker International, Inc.(2)                                                35,000              840,000
---------------------------------------------------------------------------------------------------------
Disney (Walt) Co.                                                             32,500              950,625
---------------------------------------------------------------------------------------------------------
Luby's, Inc.                                                                  90,000            1,023,750
---------------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                             14,400            2,391,783
                                                                                              -----------
                                                                                                5,206,158
---------------------------------------------------------------------------------------------------------
Food--0.4%
Groupe Danone                                                                  7,500            1,766,231
---------------------------------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                                                       6,000              546,688
                                                                                              -----------
                                                                                                2,312,919
---------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR             14,000              452,375
---------------------------------------------------------------------------------------------------------
Household Goods--0.9%
---------------------------------------------------------------------------------------------------------
Avon Products, Inc.(1)                                                        45,000            1,485,000
---------------------------------------------------------------------------------------------------------
Fort James Corp.                                                              45,000            1,231,875
---------------------------------------------------------------------------------------------------------
Rexall Sundown, Inc.(2)                                                      125,000            1,289,063
---------------------------------------------------------------------------------------------------------
Wella AG                                                                      55,900            1,147,658
---------------------------------------------------------------------------------------------------------
Wella AG, Preference                                                           5,200              114,085
                                                                                              -----------
                                                                                                5,267,681
---------------------------------------------------------------------------------------------------------
Tobacco--0.4%
Philip Morris Cos., Inc.                                                     100,000            2,318,750
---------------------------------------------------------------------------------------------------------
Energy--3.1%
---------------------------------------------------------------------------------------------------------
Energy Services--1.0%
Input/Output, Inc.(2)                                                        193,000              977,063
---------------------------------------------------------------------------------------------------------
Santa Fe International Corp.                                                  87,000            2,251,125
---------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                             22,500            1,265,625
---------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                  43,356            1,460,555
                                                                                              -----------
                                                                                                5,954,368
---------------------------------------------------------------------------------------------------------
Oil: Domestic--1.3%
Comstock Resources, Inc.(2)                                                  175,000              492,188
---------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. B                                                           24,567              611,104
---------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                             28,501            2,296,112
---------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                              35,000            2,170,000
---------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                  65,000            2,181,563
                                                                                              -----------
                                                                                                7,750,967
---------------------------------------------------------------------------------------------------------
Oil: International--0.8%
Petroleo Brasileiro SA, Preference                                         3,330,000              847,938
---------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.(2)                                                     105,510            2,690,057
---------------------------------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                                                  16,000            1,108,000
                                                                                              -----------
                                                                                                4,645,995


6                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                             Shares          Note 1
---------------------------------------------------------------------------------------------------------
Financial--9.7%
---------------------------------------------------------------------------------------------------------
Banks--5.7%
ABN Amro Holding NV                                                           62,700          $ 1,564,911
---------------------------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                                          95,000              750,575
---------------------------------------------------------------------------------------------------------
Bank of America Corp.(1)                                                     160,000            8,030,000
---------------------------------------------------------------------------------------------------------
Bank One Corp.                                                                50,000            1,603,125
---------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                        133,000           10,332,438
---------------------------------------------------------------------------------------------------------
Societe Generale                                                              20,000            4,649,567
---------------------------------------------------------------------------------------------------------
UBS AG                                                                         4,175            1,128,875
---------------------------------------------------------------------------------------------------------
UniCredito Italiano SpA                                                      414,000            2,033,249
---------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                               70,000            2,830,625
                                                                                              -----------
                                                                                               32,923,365
---------------------------------------------------------------------------------------------------------
Diversified Financial--0.9%
Finova Group, Inc.                                                            26,000              923,000
---------------------------------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR(2)                                                  35,500              523,625
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                     16,000            1,336,000
---------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                              12,500            1,784,375
---------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.                                                    37,500              860,156
                                                                                              -----------
                                                                                                5,427,156
---------------------------------------------------------------------------------------------------------
Insurance--1.0%
ACE Ltd.                                                                     140,000            2,336,250
---------------------------------------------------------------------------------------------------------
Skandia Forsakrings AB                                                       115,000            3,472,769
                                                                                              -----------
                                                                                                5,809,019
---------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--2.1%
Archstone Communities Trust                                                   52,000            1,066,000
---------------------------------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                                   30,732            1,054,492
---------------------------------------------------------------------------------------------------------
Brandywine Realty Trust                                                       56,000              917,000
---------------------------------------------------------------------------------------------------------
Camden Property Trust                                                         40,000            1,095,000
---------------------------------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                                      48,000            1,014,000
---------------------------------------------------------------------------------------------------------
Chastain Capital Corp.(2)                                                    134,000               58,625
---------------------------------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                                                      32,000              952,000
---------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                  68,000              994,500
---------------------------------------------------------------------------------------------------------
Developers Diversified Realty Corp.                                           62,000              798,250
---------------------------------------------------------------------------------------------------------
JDN Realty Corp.                                                              60,000              967,500
---------------------------------------------------------------------------------------------------------
Manufactured Home Communities, Inc.                                           44,000            1,069,750
---------------------------------------------------------------------------------------------------------
Post Properties, Inc.                                                         28,000            1,071,000
---------------------------------------------------------------------------------------------------------
Shurgard Storage Centers, Inc.                                                44,000            1,020,250
                                                                                              -----------
                                                                                               12,078,367


                   Oppenheimer Multiple Strategies Fund/VA                    7

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                             Shares          Note 1
---------------------------------------------------------------------------------------------------------
Healthcare--4.7%
---------------------------------------------------------------------------------------------------------
Healthcare/Drugs--3.4%
Abbott Laboratories                                                           38,000          $ 1,379,875
---------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                  48,500            1,912,719
---------------------------------------------------------------------------------------------------------
AstraZeneca Group plc                                                         60,540            2,560,884
---------------------------------------------------------------------------------------------------------
Elan Corp. plc, ADR(2)                                                        32,000              944,000
---------------------------------------------------------------------------------------------------------
Johnson & Johnson(1)                                                          33,867            3,153,864
---------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                             30,000            2,011,875
---------------------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                                     110,000            2,770,625
---------------------------------------------------------------------------------------------------------
Novartis AG                                                                    1,700            2,499,277
---------------------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(4)                                                  20,000              261,000
---------------------------------------------------------------------------------------------------------
SmithKline Beecham plc, Cl. A, Sponsored ADR                                  30,000            1,933,125
                                                                                              -----------
                                                                                               19,427,244
---------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.3%
Acuson Corp.(2)                                                              180,000            2,261,250
---------------------------------------------------------------------------------------------------------
Innovasive Devices, Inc.(2)                                                  110,000              880,000
---------------------------------------------------------------------------------------------------------
Manor Care, Inc.(2)                                                           75,000            1,200,000
---------------------------------------------------------------------------------------------------------
McKesson HBOC, Inc.                                                           20,000              451,250
---------------------------------------------------------------------------------------------------------
St. Jude Medical, Inc.(2)                                                     30,000              920,625
---------------------------------------------------------------------------------------------------------
United Healthcare Corp.                                                       32,800            1,742,500
                                                                                              -----------
                                                                                                7,455,625
---------------------------------------------------------------------------------------------------------
Technology--14.5%
---------------------------------------------------------------------------------------------------------
Computer Hardware--2.8%
Canon, Inc.                                                                   50,000            1,985,718
---------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.(1)                                                        10,000            1,139,375
---------------------------------------------------------------------------------------------------------
International Business Machines Corp.(1)                                     120,000           12,960,000
                                                                                              -----------
                                                                                               16,085,093
---------------------------------------------------------------------------------------------------------
Computer Services--0.1%
barnesandnoble.com, inc.(2)                                                   36,100              512,169
---------------------------------------------------------------------------------------------------------
Computer Software--2.4%
Computer Associates International, Inc.(1)                                    48,599            3,398,928
---------------------------------------------------------------------------------------------------------
Compuware Corp.(1)(2)                                                         49,100            1,828,975
---------------------------------------------------------------------------------------------------------
Novell, Inc.(2)                                                              126,000            5,032,125
---------------------------------------------------------------------------------------------------------
Oracle Corp.(1)(2)                                                            12,500            1,400,781
---------------------------------------------------------------------------------------------------------
Rational Software Corp.(1)(2)                                                  7,700              378,263
---------------------------------------------------------------------------------------------------------
Sabre Holdings Corp.(2)                                                       34,500            1,768,125
---------------------------------------------------------------------------------------------------------
Structural Dynamics Research Corp.(2)                                            167                2,129
                                                                                              -----------
                                                                                               13,809,326
---------------------------------------------------------------------------------------------------------
Communications Equipment--1.7%
Cisco Systems, Inc.(1)(2)                                                     41,000            4,392,125
---------------------------------------------------------------------------------------------------------
Optical Coating Laboratory, Inc.(1)                                           18,000            5,328,000
                                                                                              -----------
                                                                                                9,720,125


8                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                             Shares          Note 1
---------------------------------------------------------------------------------------------------------
Electronics--6.9%
Analog Devices, Inc.(1)(2)                                                    67,200         $  6,249,600
---------------------------------------------------------------------------------------------------------
ASM Lithography Holding NV                                                    13,400            1,524,250
---------------------------------------------------------------------------------------------------------
Cognex Corp.(2)                                                               50,000            1,950,000
---------------------------------------------------------------------------------------------------------
Coherent, Inc.(1)(2)                                                          70,000            1,872,500
---------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H(1)(2)                                             30,200            2,899,200
---------------------------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                                         21,000            1,004,063
---------------------------------------------------------------------------------------------------------
Intel Corp.                                                                  156,000           12,840,750
---------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                  8,000            3,247,579
---------------------------------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A(1)                                          104,000            3,341,000
---------------------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares(1)                                22,400            3,392,200
---------------------------------------------------------------------------------------------------------
Teradyne, Inc.(1)(2)                                                          28,000            1,848,000
                                                                                             ------------
                                                                                               40,169,142
---------------------------------------------------------------------------------------------------------
Photography--0.6%
Eastman Kodak Co.                                                             26,500            1,755,625
---------------------------------------------------------------------------------------------------------
Xerox Corp.(1)                                                                67,500            1,531,406
                                                                                             ------------
                                                                                                3,287,031
---------------------------------------------------------------------------------------------------------
Transportation--0.5%
---------------------------------------------------------------------------------------------------------
Air Transportation--0.2%
Alaska Air Group, Inc.(2)                                                     29,500            1,036,188
---------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.3%
Burlington Northern Santa Fe Corp.                                            67,000            1,624,750
---------------------------------------------------------------------------------------------------------
Shipping--0.0%
Stolt-Nielsen SA                                                              20,000              285,000
---------------------------------------------------------------------------------------------------------
Utilities--0.9%
---------------------------------------------------------------------------------------------------------
Electric Utilities--0.9%
Allegheny Energy, Inc.                                                        50,500            1,360,344
---------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                          80,000            1,830,000
---------------------------------------------------------------------------------------------------------
Southern Co.                                                                  90,000            2,115,000
                                                                                             ------------
                                                                                                5,305,344
                                                                                             ------------
Total Common Stocks (Cost $201,240,567)                                                       291,231,256
=========================================================================================================
Preferred Stocks--0.6%
---------------------------------------------------------------------------------------------------------
ICG Communications, Inc., 6.75% Cum. Cv., Non-Vtg.                            45,000            2,041,875
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 7% Cv.(4)                                     5,000              134,375
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr., Series D, Non-Vtg.                             30,000            1,522,500
                                                                                             ------------
Total Preferred Stocks (Cost $4,472,031)                                                        3,698,750
=========================================================================================================
Other Securities--1.0%
---------------------------------------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cum. Cv. Term Income Deferred Equity
Securities, Non-Vtg.(4)                                                       20,000              615,000
---------------------------------------------------------------------------------------------------------
Monsanto Co., 6.50% Cv. Adjustable Conversion-rate Equity Security            35,000            1,159,375
---------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(4)                                              55,000            3,884,375
                                                                                             ------------
Total Other Securities (Cost $5,245,203)                                                        5,658,750

                   Oppenheimer Multiple Strategies Fund/VA                    9

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                          Shares             Note 1
=========================================================================================================
Rights, Warrants and Certificates--0.0%
---------------------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08                               1,000          $    12,250
---------------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/1/02                                     9,232               60,008
---------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/00(3)                                        2,592               38,888
---------------------------------------------------------------------------------------------------------
PE Corp. Cl. G Wts., Exp. 9/11/03                                                249               12,699
---------------------------------------------------------------------------------------------------------
Terex Corp. Rts., Exp. 5/15/02(3)                                              4,000               56,500
                                                                                              -----------
Total Rights, Warrants and Certificates (Cost $59,660)                                            180,345

                                                                         Principal
                                                                         Amount(5)
=========================================================================================================
Mortgage-Backed Obligations--2.0%
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates, 7%, 5/1/29                                                 $ 4,769,214            4,615,694
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 11/1/27-12/1/27                    4,205,093            3,971,206
---------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8%, 7/15/22-4/15/23                    2,084,740            2,112,922
---------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. E, 8%, 4/25/25                                           635,799              620,104
                                                                                              -----------
Total Mortgage-Backed Obligations (Cost $11,602,003)                                           11,319,926
=========================================================================================================
U.S. Government Obligations--11.7%
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.875%, 8/15/17                                                            2,900,000            3,505,375
STRIPS, 6.30%, 8/15/25(6)                                                 12,900,000            2,438,332
STRIPS, 6.53%, 8/15/15(6)                                                  7,100,000            2,450,210
STRIPS, 7.10%, 11/15/18(6)                                                16,000,000            4,449,696
STRIPS, 7.26%, 11/15/18(6)                                                10,000,000            2,786,070
STRIPS, 7.31%, 8/15/19(6)                                                 18,000,000            4,766,058
---------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02                                                           15,000,000           14,845,320
6.125%, 9/30/00                                                           15,000,000           15,018,750
6.25%, 2/15/07                                                             8,800,000            8,662,500
6.375%, 8/15/02                                                            5,000,000            5,010,940
6.50%, 10/15/06                                                            3,710,000            3,700,725
                                                                                              -----------
Total U.S. Government Obligations (Cost $68,185,746)                                           67,633,976
=========================================================================================================
Foreign Government Obligations--23.7%
---------------------------------------------------------------------------------------------------------
Argentina--6.4%
Argentina (Republic of) Bonds:
Series BT06, 11.25%, 5/24/04                                               1,178,000            1,169,165
Series L, 6.812%, 3/31/05(7)                                               8,096,000            7,387,600
---------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts., 14.25%, 11/30/02(7)                         13,125,000           12,993,750
---------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23(7)                         23,750,000           15,645,312
                                                                                              -----------
                                                                                               37,195,827
---------------------------------------------------------------------------------------------------------
Australia--0.6%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04AUD                   3,160,000            2,076,929
---------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03AUD       1,800,000            1,313,947
                                                                                              -----------
                                                                                                3,390,876


10                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                         Principal           Market Value
                                                                         Amount(5)           Note 1
---------------------------------------------------------------------------------------------------------
Brazil--5.2%
Brazil (Federal Republic of) Capitalization Bonds, 6.916%, 4/15/14       $21,716,459         $ 16,368,781
---------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(7)  15,463,000           13,646,097
                                                                                             ------------
                                                                                               30,014,878
---------------------------------------------------------------------------------------------------------
Canada--2.9%
Canada (Government of) Bonds:
8.50%, 4/1/02CAD                                                           1,500,000            1,090,721
8.75%, 12/1/05CAD                                                         12,200,000            9,469,183
9.75%, 12/1/01-6/1/01CAD                                                   5,000,000            3,672,397
Series WL43, 5.75%, 6/1/29CAD                                              3,670,000            2,389,240
                                                                                             ------------
                                                                                               16,621,541
---------------------------------------------------------------------------------------------------------
Denmark--0.9%
Denmark (Kingdom of) Bonds, 8%, 3/15/06DKK                                32,100,000            4,905,143
---------------------------------------------------------------------------------------------------------
Great Britain--1.2%
United Kingdom Treasury Bonds, 6.75%, 11/26/04GBP                          2,680,000            4,446,440
---------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 13%, 7/14/00GBP                              1,590,000            2,662,916
                                                                                             ------------
                                                                                                7,109,356
---------------------------------------------------------------------------------------------------------
Ireland--0.3%
Ireland (Government of) Bonds, 9.25%, 7/11/03(3)EUR                        1,409,409            1,628,357
---------------------------------------------------------------------------------------------------------
Mexico--0.6%
United Mexican States Collateralized Fixed Rate Par Bonds,
Series W-A, 6.25%, 12/31/19                                                4,450,000            3,515,500
---------------------------------------------------------------------------------------------------------
New Zealand--5.1%
New Zealand (Government of) Bonds:
8%, 2/15/01NZD                                                            19,440,000           10,391,131
10%, 3/15/02NZD                                                           16,800,000            9,395,771
---------------------------------------------------------------------------------------------------------
New Zealand (Government of) Nts., 6.50%, 2/15/00NZD                       18,600,000            9,753,559
                                                                                             ------------
                                                                                               29,540,461
---------------------------------------------------------------------------------------------------------
Philippines--0.2%
Philippines (Republic of) Bonds, 8.60%, 6/15/27                            1,500,000            1,267,994
---------------------------------------------------------------------------------------------------------
South Africa--0.3%
Eskom Depositary Receipts, Series E168, 11%, 6/1/08ZAR                    12,570,000            1,734,295
                                                                                             ------------
Total Foreign Government Obligations (Cost $137,782,080)                                      136,924,228
=========================================================================================================
Non-Convertible Corporate Bonds and Notes--6.7%
---------------------------------------------------------------------------------------------------------
Basic Materials--1.3%
---------------------------------------------------------------------------------------------------------
Chemicals--0.5%
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Disc. Nts.,
13.08%, 12/31/09(4)(6)                                                     1,000,000              306,250
---------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., 10.875% Sr. Sub. Nts., 5/1/09                         500,000              517,500
---------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                           85,000               88,400
---------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                500,000              487,500
---------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                         535,000              403,925
12.375% Sr. Sec. Nts., Series B, 7/15/06                                     250,000              260,000
---------------------------------------------------------------------------------------------------------
ZSC Specialty Chemical plc, 11% Sr. Nts., 7/1/09(4)                          500,000              521,250
                                                                                             ------------
                                                                                                2,584,825


                   Oppenheimer Multiple Strategies Fund/VA                    11

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                          Principal          Market Value
                                                                          Amount(5)          Note 1
---------------------------------------------------------------------------------------------------------
Metals--0.4%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                 $1,015,000           $1,037,837
---------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03             1,000,000            1,005,000
---------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                       450,000              407,250
                                                                                               ----------
                                                                                                2,450,087
---------------------------------------------------------------------------------------------------------
Paper--0.4%
Aracruz Celulose SA, 10.375% Debs., 1/31/02(4)                               430,000              431,075
---------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts.,            300,000              280,500
---------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                              500,000              517,500
10.875% Sr. Sub. Nts., 4/1/08                                                250,000              247,500
---------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                         750,000              785,625
                                                                                               ----------
                                                                                                2,262,200
---------------------------------------------------------------------------------------------------------
Capital Goods--0.4%
---------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                        500,000              502,500
---------------------------------------------------------------------------------------------------------
Industrial Services--0.1%
Allied Waste North America, Inc., 10% Sr. Sub. Nts., 8/1/09(4)               750,000              675,000
---------------------------------------------------------------------------------------------------------
Manufacturing--0.2%
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(4)                                   700,000              742,000
---------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05       500,000              518,750
                                                                                               ----------
                                                                                                1,260,750
---------------------------------------------------------------------------------------------------------
Communication Services--2.1%
---------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.3%
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                         500,000              518,750
---------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                               750,000              753,750
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.50% Sr. Nts., Series B, 1/15/08           500,000              460,000
---------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                       250,000              257,500
10% Sr. Unsec. Nts., Series B, 11/15/08                                      750,000              770,625
---------------------------------------------------------------------------------------------------------
NTL Communications Corp., 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(8)   500,000              356,250
---------------------------------------------------------------------------------------------------------
NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(8)            500,000              347,500
---------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                       1,000,000              993,750
---------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(8)                                         1,000,000              937,500
9.625% Sr. Debs., 10/1/06                                                    500,000              507,500
---------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV, 10.875% Sr. Nts., 8/1/09                400,000              407,000
---------------------------------------------------------------------------------------------------------
Verio, Inc., 11.25% Sr. Unsec. Nts., 12/1/08                                 600,000              633,000
---------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(4)                               400,000              414,000
                                                                                               ----------
                                                                                                7,357,125
---------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.8%
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                   200,000              181,000
---------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(8)      750,000              603,750
---------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.50% Sr. Nts., 9/15/09(4)                                                  250,000              270,000
11.625% Sr. Nts., 8/15/06                                                    535,000              569,775
11.625% Sr. Nts., Series A, 8/15/06                                          590,000              628,350

12                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                          Principal          Market Value
                                                                          Amount(5)          Note 1
---------------------------------------------------------------------------------------------------------
Telecommunications: Wireless  (continued)
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04            $  200,000           $  145,000
---------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                750,000              770,625
---------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                 1,000,000              821,250
---------------------------------------------------------------------------------------------------------
Voicestream Wireless Corp., 10.375% Sr. Nts., 11/15/09(4)                    400,000              414,000
                                                                                               ----------
                                                                                                4,403,750
---------------------------------------------------------------------------------------------------------
Consumer Cyclicals--0.8%
---------------------------------------------------------------------------------------------------------
Autos & Housing--0.4%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06     100,000               95,500
---------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07          300,000              117,750
---------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                 500,000              525,000
---------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05(3)                     270,840              148,962
---------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                         400,000              378,000
---------------------------------------------------------------------------------------------------------
Nortek, Inc., 8.875% Sr. Unsec. Nts., Series B, 8/1/08                       750,000              716,250
---------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Sub. Nts., 10/15/09(4)                            400,000              410,000
                                                                                               ----------
                                                                                                2,391,462
---------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.2%
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                           250,000              178,750
---------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07              500,000              462,500
---------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07                                 500,000              500,000
                                                                                               ----------
                                                                                                1,141,250
---------------------------------------------------------------------------------------------------------
Media--0.2%
Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                      150,000              153,750
---------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                    500,000              589,339
---------------------------------------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13                                     500,000              549,601
                                                                                               ----------
                                                                                                1,292,690
Consumer Staples--1.4%
---------------------------------------------------------------------------------------------------------
Beverages--0.1%
Canadaiqua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                      700,000              700,875
---------------------------------------------------------------------------------------------------------
Broadcasting--1.1%
Aldelphia Communications Corp., 9.375% Sr. Nts., 11/15/09                    750,000              738,750
---------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07      1,000,000            1,012,500
---------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings
Capital Corp., 8.625% Sr. Unsec. Nts., 4/1/09                                750,000              696,563
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                            250,000              265,000
---------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                           700,000              707,000
---------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(8)     600,000              452,250
---------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07      1,000,000            1,071,250
---------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                500,000              463,750
9% Sr. Unsec. Sub. Nts., 7/15/07                                             375,000              353,438
---------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                      900,000              857,250
                                                                                               ----------
                                                                                                6,617,751

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                         Principal           Market Value
                                                                         Amount(5)           Note 1
---------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.1%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                  $   300,000         $    276,750
10.625% Sr. Sub. Nts., Series B, 7/31/07                                     560,000              508,200
                                                                                             ------------
                                                                                                  784,950
---------------------------------------------------------------------------------------------------------
Household Goods--0.1%
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08                                          400,000              202,000
9% Sr. Nts., 11/1/06                                                          70,000               52,850
                                                                                             ------------
                                                                                                  254,850
---------------------------------------------------------------------------------------------------------
Energy--0.1%
---------------------------------------------------------------------------------------------------------
Energy Services--0.1%
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(4)          950,000              812,250
---------------------------------------------------------------------------------------------------------
Financial--0.1%
---------------------------------------------------------------------------------------------------------
Banks--0.1%
First Chicago Corp., 11.25% Sub. Nts., 2/20/01                               250,000              261,387
---------------------------------------------------------------------------------------------------------
Healthcare--0.0%
---------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.0%
Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08(2)(4)(9)          1,000,000               65,000
---------------------------------------------------------------------------------------------------------
Transportation--0.1%
---------------------------------------------------------------------------------------------------------
Air Transportation--0.1%
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                 1,000,000              648,750
---------------------------------------------------------------------------------------------------------
Shipping--0.0%
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts.,
6/30/07(4)                                                                   500,000              232,500
---------------------------------------------------------------------------------------------------------
Utilities--0.4%
---------------------------------------------------------------------------------------------------------
Electric Utilities--0.2%
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                                      400,000              403,000
10.50% Sr. Nts., 5/15/06                                                     800,000              848,000
                                                                                             ------------
                                                                                                1,251,000
---------------------------------------------------------------------------------------------------------
Gas Utilities--0.2%
Beaver Valley II Funding Corp., 9% Second Lease Obligation Bonds, 6/1/17     989,000              987,764
                                                                                             ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $41,563,563)                             38,938,716
=========================================================================================================
Repurchase Agreements--3.5%
---------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $20,504,698 on 1/3/00,
collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28,
with a value of $8,046,039 and U.S. Treasury Nts., 5%-7.50%,
12/31/00-2/15/07, with a value of $12,875,859 (Cost $20,500,000)          20,500,000           20,500,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $490,650,853)                                 99.5%         576,085,947
---------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                  0.5            2,696,887
                                                                         -----------         ------------
Net Assets                                                                     100.0%        $578,782,834
                                                                         ===========         ============

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                             Shares             Expiration    Exercise       Premium              Market Value
                                             Subject to Call    Date          Price          Received             Note 1
------------------------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                          6,700             6/19/00       $ 95.00        $   41,670           $ 102,175
Avon Products, Inc.                          10,000             7/24/00         40.00            43,450              26,875
Bank of America Corp.                        22,000             1/24/00         90.00            59,838                  --
CBS Corp.                                    33,000             1/24/00         55.00            93,885             305,250
Cisco Systems, Inc.                           6,000             1/24/00         67.50            38,819             237,750
Cisco Systems, Inc.                           5,000             4/24/00         70.00            40,474             195,000
Coherent, Inc.                                4,000             5/22/00         35.00             8,380               4,500
Computer Associates International, Inc.      10,000             1/24/00         65.00            37,199              62,500
Computer Associates International, Inc.       6,000             5/22/00         75.00            44,820              42,750
Compuware Corp.                               8,000             1/24/00         35.00            40,759              34,000
Du Pont (E.I.) De Nemours & Co.               7,000             1/24/00         75.00            41,789               1,750
Gap, Inc.                                    14,500             6/19/00         60.00            28,564              33,531
General Motors Corp., Cl. H                   4,500             3/20/00         95.00            29,115              41,625
Hewlett-Packard Co.                          10,000             2/22/00        125.00            55,948              52,500
International Business Machines Corp.         5,000             1/24/00        150.00            46,098                 313
International Business Machines Corp.         4,000             4/24/00        110.00            43,879              40,000
Johnson & Johnson                            15,000             1/18/00         60.00            61,423              23,437
MediaOne Group, Inc.                          7,000             4/24/00         90.00            14,228               5,250
Methode Electronics, Inc., Cl. A             15,000             4/24/00         35.00            40,799              45,000
Optical Coating Laboratory, Inc.              6,000             5/22/00        250.00           249,562             445,500
Oracle Corp.                                  1,800             3/20/00        100.00             9,171              40,050
Praxair, Inc.                                 4,000             1/24/00         55.00            13,597                 250
Rational Software Corp.                       7,700             1/24/00         40.00            39,458              74,113
STMicroelectronics NV                         3,000             4/24/00        140.00            49,033              76,125
Teradyne, Inc.                                4,000             1/24/00         37.50            26,689             113,500
Time Warner, Inc.                             6,400             6/19/00         80.00            19,007              32,000
Xerox Corp.                                   9,600             1/24/00         70.00            34,511                 600
                                                                                             ----------          ----------
                                                                                             $1,252,165          $2,036,344
                                                                                             ==========          ==========

2. Non-income producing security.
3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,188,075 or 1.76% of the Fund's net assets as of December 31, 1999.
5. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
   AUD --  Australian Dollar                  GBP --  British Pound Sterling
   CAD --  Canadian Dollar                    NZD --  New Zealand Dollar
   DKK --  Danish Krone                       ZAR --  South African Rand
   EUR --  Euro
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Represents the current interest rate for a variable or increasing rate security.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Issuer is in default.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

=========================================================================================================
Assets
Investments, at value (cost $490,650,853)--see accompanying statement                        $576,085,947
---------------------------------------------------------------------------------------------------------
Cash                                                                                            1,043,942
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                        5,069,984
Shares of beneficial interest sold                                                                 34,787
Other                                                                                               6,374
                                                                                             ------------
Total assets                                                                                  582,241,034
=========================================================================================================
Liabilities
Options written, at value (premiums received $1,252,165)--see accompanying statement            2,036,344
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                            734,934
Investments purchased                                                                             664,056
Transfer and shareholder servicing agent fees                                                         184
Trustees' compensation                                                                                 49
Other                                                                                              22,633
                                                                                             ------------
Total liabilities                                                                               3,458,200
=========================================================================================================
Net Assets                                                                                   $578,782,834
                                                                                             ============
=========================================================================================================
Composition of Net Assets
Paid-in capital                                                                              $432,093,512
---------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            25,784,656
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                 36,252,948
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                       84,651,718
                                                                                             ------------
Net assets--applicable to 33,148,390 shares of beneficial interest outstanding               $578,782,834
                                                                                             ============
=========================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                           $17.46

See accompanying Notes to Financial Statements.



16                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

=========================================================================================================
Investment Income
Interest                                                                                      $25,857,230
---------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $24,091)                                         4,941,295
                                                                                              -----------
Total income                                                                                   30,798,525
=========================================================================================================
Expenses
Management fees                                                                                 4,271,996
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        60,945
---------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                              6,600
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                       2,105
---------------------------------------------------------------------------------------------------------
Other                                                                                               7,362
                                                                                              -----------
Total expenses                                                                                  4,349,008
Less expenses paid indirectly                                                                      (5,741)
                                                                                              -----------
Net expenses                                                                                    4,343,267
=========================================================================================================
Net Investment Income                                                                          26,455,258
=========================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                          36,754,035
Closing and expiration of option contracts written                                                853,989
Foreign currency transactions                                                                  (1,215,313)
                                                                                              -----------
Net realized gain                                                                              36,392,711
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                     3,765,208
Translation of assets and liabilities denominated in foreign currencies                          (624,794)
                                                                                              -----------
Net change                                                                                      3,140,414
                                                                                              -----------
Net realized and unrealized gain                                                               39,533,125
=========================================================================================================
Net Increase in Net Assets Resulting from Operations                                          $65,988,383
                                                                                              ===========

See accompanying Notes to Financial Statements.



                   Oppenheimer Multiple Strategies Fund/VA                    17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Year Ended December 31,
                                                                                             1999                 1998
==============================================================================================================================
Operations
Net investment income                                                                        $ 26,455,258         $ 25,911,095
------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                              36,392,711           29,540,227
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                           3,140,414          (15,895,873)
                                                                                             ------------         ------------
Net increase in net assets resulting from operations                                           65,988,383           39,555,449
==============================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                          (20,765,472)          (5,964,037)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                          (30,037,334)         (34,591,414)
==============================================================================================================================
Beneficial Interest Transactions
Net decrease in net assets resulting from
beneficial interest transactions                                                              (58,736,044)         (14,211,527)
==============================================================================================================================
Net Assets
Total decrease                                                                                (43,550,467)         (15,211,529)
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           622,333,301          637,544,830
                                                                                             ------------         ------------
End of period (including undistributed net investment
income of $25,784,656 and $20,748,181, respectively)                                         $578,782,834         $622,333,301
                                                                                             ============         ============

See accompanying Notes to Financial Statements.


18                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
                                                           1999            1998          1997            1996           1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                         $17.05          $17.01        $15.63          $14.55         $12.91
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           .82             .71           .62             .72            .66
Net realized and unrealized gain                               1.04             .42          1.95            1.45           2.00
--------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                        1.86            1.13          2.57            2.17           2.66
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.59)           (.16)         (.61)           (.74)          (.65)
Distributions from net realized gain                           (.86)           (.93)         (.58)           (.35)          (.37)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (1.45)          (1.09)        (1.19)          (1.09)         (1.02)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $17.46          $17.05        $17.01          $15.63         $14.55
                                                             ======          ======        ======          ======         ======
================================================================================================================================
Total Return, at Net Asset Value(1)                           11.80%           6.66%        17.22%          15.50%         21.36%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $578,783        $622,333      $637,545        $484,285       $381,263
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $593,151        $640,131      $564,369        $428,277       $344,745
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                          4.46%           4.05%         3.86%           4.89%          4.81%
Expenses                                                       0.73%           0.76%(3)      0.75%(3)        0.77%(3)       0.77%(3)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                       17%             43%           42%             40%            39%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $94,111,384 and $130,260,786, respectively.

See accompanying Notes to Financial Statements.



                   Oppenheimer Multiple Strategies Fund/VA                    19

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Multiple Strategies Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a total investment return, which includes current income and capital appreciation in the value of its shares. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $65,000, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



20                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $653,311. Accumulated net realized gain on investments was increased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                      Year Ended December 31, 1999              Year Ended December 31, 1998
                                                      ------------------------------            ------------------------------
                                                      Shares            Amount                  Shares           Amount
------------------------------------------------------------------------------------------------------------------------------
Sold                                                   1,494,012       $  25,019,610             3,352,415       $  56,547,384
Dividends and/or distributions reinvested              3,209,274          50,802,806             2,387,019          40,555,451
Redeemed                                              (8,052,445)       (134,558,460)           (6,714,957)       (111,314,362)
                                                      ----------       -------------            ----------       -------------
Net decrease                                          (3,349,159)      $ (58,736,044)             (975,523)      $ (14,211,527)
                                                      ==========       =============            ==========       =============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities and options written of $84,650,915 was composed of gross appreciation of $121,520,407, and gross depreciation of $36,869,492.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 1999, was 0.72% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.



                   Oppenheimer Multiple Strategies Fund/VA                    21

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity
         The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                                                Call Options
                                                                                ------------------------------
                                                                                Number of          Amount of
                                                                                Options            Premiums
--------------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1998                                      5,871             $ 1,686,387
Options written                                                                  7,204               3,421,612
Options closed or expired                                                       (7,188)             (2,544,448)
Options exercised                                                               (3,535)             (1,311,386)
                                                                                ------             -----------
Options outstanding as of December 31, 1999                                      2,352             $ 1,252,165
                                                                                ======             ===========



22                   Oppenheimer Multiple Strategies Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
7. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $1,878,948, which represents 0.32% of the Fund's net assets, of which $6,241 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                              Valuation Per
                                                                                                              Unit as of
                                                                      Acquisition         Cost Per            December 31,
Security                                                              Date                Unit                1999
---------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.                                       9/29/98             $21.69                     $31.05



16                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Global Securities Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Global Securities Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
--------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments December 31, 1999
--------------------------------------------------------------------------------


                                                                           Market Value
                                                            Shares         Note 1
=======================================================================================
Common Stocks--89.1%
Basic Materials--1.1%
---------------------------------------------------------------------------------------
Chemicals--1.1%
---------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                        501,200    $ 18,920,300
---------------------------------------------------------------------------------------
Capital Goods--7.8%
---------------------------------------------------------------------------------------
Electrical Equipment--1.5%
Toshiba Corp.                                                 3,388,000      25,849,946
---------------------------------------------------------------------------------------
Industrial Services--3.8%
Manpower, Inc.                                                  437,800      16,472,225
---------------------------------------------------------------------------------------
Rentokil Initial plc                                          3,216,300      11,729,826
---------------------------------------------------------------------------------------
WPP Group plc                                                 2,459,500      38,978,317
                                                                           ------------
                                                                             67,180,368
---------------------------------------------------------------------------------------
Manufacturing--2.5%
Bombardier, Inc., Cl. B                                         787,500      16,133,058
---------------------------------------------------------------------------------------
Sidel SA                                                        123,700      12,760,393
---------------------------------------------------------------------------------------
Societe BIC SA                                                  319,437      14,524,525
                                                                           ------------
                                                                             43,417,976
---------------------------------------------------------------------------------------
Communication Services--6.8%
---------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.6%
MCI WorldCom, Inc.(1)                                           200,700      10,649,644
---------------------------------------------------------------------------------------
Telephone Utilities--2.7%
DDI Corp.(1)                                                        600       8,216,766
---------------------------------------------------------------------------------------
Hellenic Telecommunication Organization SA                      182,118       4,327,815
---------------------------------------------------------------------------------------
Portugal Telecom SA                                             719,000       7,880,019
---------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar), Preference     791,770,000      21,257,041
---------------------------------------------------------------------------------------
Telstra Corp. Ltd.                                            1,245,400       6,774,926
                                                                           ------------
                                                                             48,456,567
---------------------------------------------------------------------------------------
Telecommunications: Wireless--3.5%
NTT Mobile Communications Network, Inc.                             636      24,449,574
---------------------------------------------------------------------------------------
Telecel-Comunicacoes Pessoais, S.A.                             501,400       8,734,778
---------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                     2,294,400      25,607,736
---------------------------------------------------------------------------------------
Telesp Celular Participacoes SA, ADR                             79,100       3,351,862
                                                                           ------------
                                                                             62,143,950
---------------------------------------------------------------------------------------
Consumer Cyclicals--9.9%
---------------------------------------------------------------------------------------
Autos & Housing--5.9%
Autoliv, Inc., SDR                                              301,600       8,824,205
---------------------------------------------------------------------------------------
General Motors Corp.                                            205,300      14,922,744
---------------------------------------------------------------------------------------
Hanson plc                                                    1,608,400      13,485,550
---------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                        1,816,959       5,887,536
---------------------------------------------------------------------------------------
Porsche AG, Preference                                           16,600      43,770,336
---------------------------------------------------------------------------------------
Volkswagen AG                                                   295,500      16,585,502
                                                                           ------------
                                                                            103,475,873

                      Oppenheimer Global Securities Fund/VA                    5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                           Market Value
                                                              Shares       Note 1
---------------------------------------------------------------------------------------
Leisure & Entertainment--1.2%
Hasbro, Inc.                                                    478,200    $  9,115,687
---------------------------------------------------------------------------------------
International Game Technology                                   558,400      11,342,500
                                                                           ------------
                                                                             20,458,187
---------------------------------------------------------------------------------------
Media--1.1%
Reed International plc                                        1,599,200      11,974,566
---------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                   364,000       7,889,763
                                                                           ------------
                                                                             19,864,329
---------------------------------------------------------------------------------------
Retail: Specialty--1.7%
Circuit City Stores-Circuit City Group                          274,000      12,347,125
---------------------------------------------------------------------------------------
Dixons Group plc                                                739,194      17,781,172
                                                                           ------------
                                                                             30,128,297
---------------------------------------------------------------------------------------
Consumer Staples--10.5%
---------------------------------------------------------------------------------------
Beverages--0.7%
Cadbury Schweppes plc                                         2,036,400      12,303,876
---------------------------------------------------------------------------------------
Broadcasting--7.4%
Canal Plus                                                      282,404      41,068,533
---------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)                             424,300      28,958,475
---------------------------------------------------------------------------------------
ProSieben Media AG, Preference                                  235,948      13,416,377
---------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                    1,569,000      10,697,498
---------------------------------------------------------------------------------------
Television Francaise 1                                           56,075      29,345,609
---------------------------------------------------------------------------------------
Telewest Communications plc(1)                                1,291,058       6,888,043
                                                                           ------------
                                                                            130,374,535
---------------------------------------------------------------------------------------
Entertainment--0.9%
Disney (Walt) Co.                                               219,700       6,426,225
---------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                54,000       8,969,187
                                                                           ------------
                                                                             15,395,412
---------------------------------------------------------------------------------------
Food & Drug Retailers--0.4%
Dairy Farm International Holdings Ltd.                        8,172,194       7,354,975
---------------------------------------------------------------------------------------
Household Goods--1.1%
Wella AG, Preference                                            910,700      19,980,315
---------------------------------------------------------------------------------------
Energy--0.4%
---------------------------------------------------------------------------------------
Oil: International--0.4%
BP Amoco plc, ADR                                               107,288       6,363,519
---------------------------------------------------------------------------------------
Financial--9.1%
---------------------------------------------------------------------------------------
Banks--1.5%
Australia & New Zealand Banking Group Ltd.                    1,958,600      14,259,033
---------------------------------------------------------------------------------------
Royal Bank of Scotland Group (The) plc                          340,000       6,009,018
---------------------------------------------------------------------------------------
UniCredito Italiano SpA                                       1,303,100       6,399,824
                                                                           ------------
                                                                             26,667,875

6                     Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Market Value
                                                              Shares       Note 1
---------------------------------------------------------------------------------------
Diversified Financial--5.1%
American Express Co.                                             99,000    $ 16,458,750
---------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                           139,700       3,833,019
---------------------------------------------------------------------------------------
Citigroup, Inc.                                                 295,700      16,429,831
---------------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                          390,000       6,790,570
---------------------------------------------------------------------------------------
Fannie Mae                                                      190,000      11,863,125
---------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                          222,900       1,463,821
---------------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR(1)                                  1,008,700      14,615,825
---------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                  226,000      19,139,375
                                                                           ------------
                                                                             90,594,316
---------------------------------------------------------------------------------------
Insurance--2.5%
---------------------------------------------------------------------------------------
AEGON NV                                                        143,400      13,840,069
---------------------------------------------------------------------------------------
Allied Zurich plc                                             1,048,600      12,357,835
---------------------------------------------------------------------------------------
American International Group, Inc.                               56,937       6,156,313
---------------------------------------------------------------------------------------
AXA SA                                                           87,300      12,159,643
                                                                           ------------
                                                                             44,513,860
---------------------------------------------------------------------------------------
Healthcare--12.3%
---------------------------------------------------------------------------------------
Healthcare/Drugs--10.0%
ALZA Corp., Cl. A(1)                                            419,900      14,539,037
---------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                  294,200      17,670,387
---------------------------------------------------------------------------------------
Eisai Co. Ltd.                                                  704,000      13,531,840
---------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                          614,800      18,136,600
---------------------------------------------------------------------------------------
Fresenius AG, Preference                                        142,419      26,086,140
---------------------------------------------------------------------------------------
Genset, Sponsored ADR(1)                                        938,600      17,892,062
---------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                             177,400       7,983,000
---------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                        172,700       9,347,387
---------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                               154,800       8,649,450
---------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1)                             207,800      25,351,600
---------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                    810,300      10,574,415
---------------------------------------------------------------------------------------
Taisho Pharmaceutical Co.                                       210,000       6,162,575
                                                                           ------------
                                                                            175,924,493
---------------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.3%
Affymetrix, Inc.(1)                                             135,300      22,958,719
---------------------------------------------------------------------------------------
Bard (C.R.), Inc.                                               178,400       9,455,200
---------------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)                                458,900       8,575,694
                                                                           ------------
                                                                             40,989,613
---------------------------------------------------------------------------------------
Technology--30.7%
---------------------------------------------------------------------------------------
Computer Hardware--2.9%
International Business Machines Corp.                           145,800      15,746,400
---------------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                                       447,200      34,630,050
                                                                           ------------
                                                                             50,376,450

                      Oppenheimer Global Securities Fund/VA                    7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                          Market Value
                                                                                       Shares             Note 1
------------------------------------------------------------------------------------------------------------------------
Computer Services--4.0%
Cap Gemini SA                                                                                 115,600     $   29,317,631
------------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                  514,000         40,969,324
                                                                                                          --------------
                                                                                                              70,286,955
------------------------------------------------------------------------------------------------------------------------
Computer Software--5.8%
Cadence Design Systems, Inc.(1)                                                             1,572,600         37,742,400
------------------------------------------------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)                                                       289,800         13,403,250
------------------------------------------------------------------------------------------------------------------------
Oracle Corp.(1)                                                                               339,000         37,989,187
------------------------------------------------------------------------------------------------------------------------
Sybase, Inc.(1)                                                                               345,900          5,880,300
------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                                                                             110,700          7,389,225
                                                                                                          --------------
                                                                                                             102,404,362
------------------------------------------------------------------------------------------------------------------------
Communications Equipment--11.1%
Alcatel                                                                                       133,100         30,541,010
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                                                        161,350         17,284,619
------------------------------------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                                                       596,400         39,176,025
------------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                                                        95,900         18,221,000
------------------------------------------------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                                                             385,100         67,825,737
------------------------------------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                                      402,100         22,366,813
                                                                                                          --------------
                                                                                                             195,415,204
------------------------------------------------------------------------------------------------------------------------
Electronics--6.9%
Hoya Corp.                                                                                     83,000          6,535,753
------------------------------------------------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics NV                                                    216,600         29,428,134
------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                             1,167,400         49,979,313
------------------------------------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares                                                   229,800         34,800,338
                                                                                                          --------------
                                                                                                             120,743,538
------------------------------------------------------------------------------------------------------------------------
Transportation--0.5%
------------------------------------------------------------------------------------------------------------------------
Shipping--0.5%
Peninsular & Oriental Steam Navigation Co.                                                    575,100          9,597,341
------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,026,351,138)                                                                  1,569,832,076

                                                                                       Principal
                                                                                       Amount
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--8.3%
------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $145,933,435 on 1/3/00, collateralized by U.S. Treasury Bonds,
5.25%-12%, 2/15/01-11/15/28, with a value of $57,264,247 and U.S. Treasury Nts.,
5%-7.50%, 12/31/00-2/15/07, with a value of $91,638,429 (Cost $145,900,000)            $  145,900,000        145,900,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,172,251,138)                                                97.4%     1,715,732,076
------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                   2.6         46,634,376
                                                                                       --------------     --------------
Net Assets                                                                                      100.0%    $1,762,366,452
                                                                                       ==============     ==============

8                     Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                               Market Value           Percent
---------------------------------------------------------------------------------------
United States                                            $  736,854,433            42.8%
---------------------------------------------------------------------------------------
France                                                      222,409,744            13.0
---------------------------------------------------------------------------------------
Great Britain                                               156,118,512             9.1
---------------------------------------------------------------------------------------
Germany                                                     119,838,669             7.0
---------------------------------------------------------------------------------------
Japan                                                       100,506,211             5.9
---------------------------------------------------------------------------------------
The Netherlands                                              84,237,526             4.9
---------------------------------------------------------------------------------------
Sweden                                                       48,000,230             2.8
---------------------------------------------------------------------------------------
Italy                                                        32,007,560             1.9
---------------------------------------------------------------------------------------
Mexico                                                       28,958,475             1.7
---------------------------------------------------------------------------------------
Brazil                                                       24,608,904             1.4
---------------------------------------------------------------------------------------
Australia                                                    21,033,959             1.2
---------------------------------------------------------------------------------------
Finland                                                      18,221,000             1.1
---------------------------------------------------------------------------------------
Ireland                                                      18,136,600             1.1
---------------------------------------------------------------------------------------
Portugal                                                     16,614,798             1.0
---------------------------------------------------------------------------------------
Canada                                                       16,133,058             0.9
---------------------------------------------------------------------------------------
Singapore                                                    15,244,737             0.9
---------------------------------------------------------------------------------------
Belgium                                                      13,403,250             0.8
---------------------------------------------------------------------------------------
India                                                        11,917,146             0.7
---------------------------------------------------------------------------------------
Hong Kong                                                    10,697,498             0.6
---------------------------------------------------------------------------------------
Croatia                                                      10,574,415             0.6
---------------------------------------------------------------------------------------
Argentina                                                     5,887,536             0.3
---------------------------------------------------------------------------------------
Greece                                                        4,327,815             0.3
                                                         --------------           -----
Total                                                    $1,715,732,076           100.0%
                                                         ==============           =====


1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,574,415 or 0.60% of the Fund's net assets as of December 31, 1999.

See accompanying Notes to Financial Statements.

                        Oppenheimer Global Securities Fund/VA                  9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities December 31, 1999
--------------------------------------------------------------------------------


================================================================================================
Assets
Investments, at value (cost $1,172,251,138)--see accompanying statement           $1,715,732,076
------------------------------------------------------------------------------------------------
Cash                                                                                   1,077,591
------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency exchange contracts                             7,046
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      53,869,505
Shares of beneficial interest sold                                                     1,265,029
Interest, dividends                                                                    1,158,012
Other                                                                                     11,481
                                                                                  --------------
Total assets                                                                       1,773,120,740

================================================================================================
Liabilities
Unrealized depreciation on foreign currency exchange contracts                             7,821
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                  9,066,120
Shares of beneficial interest redeemed                                                 1,537,479
Trustees' compensation                                                                     1,967
Transfer and shareholder servicing agent fees                                                184
Other                                                                                    140,717
                                                                                  --------------
Total liabilities                                                                     10,754,288
================================================================================================
Net Assets                                                                        $1,762,366,452
                                                                                  ==============

================================================================================================
Composition of Net Assets
Paid-in capital                                                                   $  924,735,645
------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                   (567,744)
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions       294,753,467
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                             543,445,084
                                                                                  --------------
Net assets--applicable to 52,745,360 shares of beneficial interest outstanding    $1,762,366,452
                                                                                  ==============
================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                  $33.41

See accompanying Notes to Financial Statements.

10                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $712,662)                          $ 13,352,150
----------------------------------------------------------------------------------------------
Interest                                                                             2,466,093
                                                                                  ------------
Total income                                                                        15,818,243
==============================================================================================
Expenses
Management fees                                                                      8,336,850
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            270,778
----------------------------------------------------------------------------------------------
Trustees' compensation                                                                  11,193
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                            2,104
----------------------------------------------------------------------------------------------
Other                                                                                   43,962
                                                                                  ------------
Total expenses                                                                       8,664,887
Less expenses paid indirectly                                                           (6,321)
                                                                                  ------------
Net expenses                                                                         8,658,566
==============================================================================================
Net Investment Income                                                                7,159,677
==============================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                        320,164,650
Foreign currency transactions                                                      (29,286,569)
                                                                                  ------------
Net realized gain                                                                  290,878,081
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                        363,894,982
Translation of assets and liabilities denominated in foreign currencies            (23,520,911)
                                                                                  ------------
Net change                                                                         340,374,071
                                                                                  ------------
Net realized and unrealized gain                                                   631,252,152
==============================================================================================
Net Increase in Net Assets Resulting from Operations                              $638,411,829
                                                                                  ============

See accompanying Notes to Financial Statements.

                      Oppenheimer Global Securities Fund/VA                   11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                                              1999               1998
===============================================================================================================
Operations
Net investment income                                                         $    7,159,677     $   12,887,134
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                                290,878,081         36,962,992
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            340,374,071         86,460,026
                                                                              --------------     --------------
Net increase in net assets resulting from operations                             638,411,829        136,310,152

===============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                              (7,159,677)       (21,307,082)
---------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                                      (6,137,505)                --
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                             (37,262,160)       (80,203,951)
===============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions        39,484,831        141,119,795
===============================================================================================================
Net Assets
Total increase                                                                   627,337,318        175,918,914
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                            1,135,029,134        959,110,220
                                                                              --------------     --------------
End of period [including undistributed (overdistributed) net investment
income of $(567,744) and $11,592,206, respectively]                           $1,762,366,452     $1,135,029,134
                                                                              ==============     ==============

See accompanying Notes to Financial Statements.

12                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                           Year Ended December 31,
                                                           1999       1998          1997          1996         1995
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $22.07     $21.37        $17.67        $15.00       $15.09
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         .14        .24           .25           .15          .12
Net realized and unrealized gain                            12.21       2.64          3.68          2.52          .19
---------------------------------------------------------------------------------------------------------------------
Total income from investment operations                     12.35       2.88          3.93          2.67          .31
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.14)      (.46)         (.23)           --           --
Dividends in excess of net investment income                 (.13)        --            --            --           --
Distributions from net realized gain                         (.74)     (1.72)           --            --         (.40)
---------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (1.01)     (2.18)         (.23)           --         (.40)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $33.41     $22.07        $21.37        $17.67       $15.00
                                                           ======     ======        ======        ======       ======
=====================================================================================================================
Total Return, at Net Asset Value(1)                         58.48%     14.11%        22.42%        17.80%        2.24%
=====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                    $1,762     $1,135          $959          $582         $361
---------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                           $1,251     $1,055          $802          $467         $332
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                        0.57%      1.22%         1.51%         1.09%        0.86%
Expenses                                                     0.69%      0.74%(3)      0.76%(3)      0.81%(3)     0.89%(3)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                     64%        81%           67%           90%         131%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $772,038,559 and $956,384,357, respectively.

See accompanying Notes to Financial Statements.

                      Oppenheimer Global Securities Fund/VA                   13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


14                    Oppenheimer Global Securities Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $6,653, a decrease in undistributed net investment income of $6,022,445, and an increase in accumulated net realized gain on investments of $6,029,098.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                            Year Ended December 31, 1999        Year Ended December 31, 1998
                                            -----------------------------       -----------------------------
                                            Shares          Amount              Shares          Amount
-------------------------------------------------------------------------------------------------------------
Sold                                         14,212,563     $ 365,308,523        11,735,029     $ 248,354,528
Dividends and distributions reinvested        2,349,412        50,559,342         4,877,993       101,511,033
Redeemed                                    (15,245,808)     (376,383,034)      (10,067,775)     (208,745,766)
                                            -----------     -------------       -----------     -------------
Net increase                                  1,316,167     $  39,484,831         6,545,247     $ 141,119,795
                                            ===========     =============       ===========     =============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $543,480,938 was composed of gross appreciation of $590,197,031, and gross depreciation of $46,716,093.


                      Oppenheimer Global Securities Fund/VA                   15

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 1999 was 0.67% of average annual net assets.

================================================================================
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                  Expiration    Contract          Valuation as of      Unrealized      Unrealized
Contract Description              Dates         Amounts (000s)    December 31, 1999    Appreciation    Depreciation
-------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
British Pound Sterling (GBP)      1/3/00            164 GBP       $  264,200           $  554                $   --
British Pound Sterling (GBP)      1/3/00            285 GBP          461,002               --                   860
Euro (EUR)                        1/3/00            209 EUR          210,398              538                    --
Japanese Yen (JPY)                1/3/00        163,044 JPY        1,596,537            3,186                    --
Japanese Yen (JPY)                1/3/00          9,642 JPY           94,379               --                   202
                                                                                       ------                ------
                                                                                        4,278                 1,062
                                                                                       ------                ------
Contracts to Sell
-----------------
British Pound Sterling (GBP)      1/3/00          2,135 GBP        3,449,810            2,768                    --
Euro (EUR)                        1/3/00          2,933 EUR        2,959,230               --                 6,759
                                                                                       ------                ------
                                                                                        2,768                 6,759
                                                                                       ------                ------
Total Unrealized Appreciation and Depreciation                                         $7,046                $7,821
                                                                                       ======                ======


                       Oppenheimer Strategic Bond Fund/VA                     35

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Strategic Bond Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Bond Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period five years prior, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Bond Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
--------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000



--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
============================================================================================================
Mortgage-Backed Obligations--22.3%
------------------------------------------------------------------------------------------------------------
Government Agency--18.5%
------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--8.8%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Series 151, Cl. F, 9%, 5/15/21    $   793,067   $   819,334
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security,
Series 194, Cl. IO, 9.40%-9.462%, 4/1/28(2)                                         20,681,402     6,913,728
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 5/1/29                                                                        1,555,497     1,465,559
7%, 1/25/29(3)                                                                       6,200,000     5,994,656
7.50%, 1/25/28(3)                                                                    3,200,000     3,164,000
7.50%, 8/1/25                                                                          405,275       401,730
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-202, Cl. PH, 6.50%, 2/25/22                                               4,500,000     4,373,415
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 276, Cl. 2, 9.065%, 10/1/24(2)                                                 2,834,208       875,948
Trust 294, Cl. 2, 11.826%, 2/1/28(2)                                                 2,273,267       747,692
                                                                                                 -----------
                                                                                                  24,756,062
------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--9.7%
Government National Mortgage Assn.:
6.125%, 11/20/25                                                                       174,462       177,215
7%, 3/15/28-7/15/28                                                                 15,023,969    14,507,447
7.50%, 2/15/27                                                                       2,469,631     2,441,848
8%, 11/15/25-5/15/26                                                                 2,222,437     2,246,631
------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Gtd. Multiclass Mtg.
Participation Certificates, Series 1999-27, Cl. PQ, 7.50%, 8/16/28                   8,220,125     8,044,163
                                                                                                 -----------
                                                                                                  27,417,304
------------------------------------------------------------------------------------------------------------
Private--3.8%
------------------------------------------------------------------------------------------------------------
Commercial--2.5%
AMMC, Collateralized Bond Obligations, Sub. Bonds,
Series I, Cl. D1, 13.602%, 1/15/12(4)                                                  200,000       200,000
------------------------------------------------------------------------------------------------------------
AMRESCO Commercial Mortgage Funding I Corp.,
Multiclass Mtg. Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29(5)       100,000        76,937
------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                             375,000       267,422
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                 300,000       198,984
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                               1,250,000       800,781
------------------------------------------------------------------------------------------------------------
CRIIMI MAE Trust I, Collateralized Mtg. Obligations,
Series 1996-C1, Cl. A2, 7.56%, 8/30/05(4)                                              100,000        93,031
------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25                                                153,594       147,546
------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Commercial Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 7.50%, 9/18/15       225,000       165,164
------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1997-C1, Cl. G, 7.414%, 11/15/11                                                440,000       309,787
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                  250,000       150,078

4                      Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
------------------------------------------------------------------------------------------------------------
Commercial (continued)
General Motors Acceptance Corp., Interest-Only Stripped Mtg.-Backed Security,
Series 1997-C1, Cl. X, 8.726%, 7/15/27(2)                                          $4,005,708    $   301,680
------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D, 7.681%, 6/15/21(6)                                             236,084        232,304
------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. F, 7.421%, 2/15/28(5)(6)                                          162,744        117,735
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                                             150,000        114,844
Series 1997-RR, Cl. D, 7.671%, 4/30/39(5)                                             450,024        316,072
Series 1997-RR, Cl. E, 7.718%, 4/30/39(5)(6)                                          300,016        185,213
Series 1997-RR, Cl. F, 7.649%, 4/30/39(5)                                             600,032        306,204
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(5)                                            390,000        315,656
------------------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through Certificates,
Series DMC, Cl. C, 8.921%, 8/12/11(5)                                                 200,000        180,938
------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28                                                             407,527        395,938
------------------------------------------------------------------------------------------------------------
Nykredit AS, 7% Cv. Bonds, 10/1/29DKK                                               6,935,000        927,330
------------------------------------------------------------------------------------------------------------
Option One Mortgage Trust, Collateralized Mtg. Obligations,
Series 1999-1A, 10.06%, 3/1/29(5)                                                     291,866        287,671
------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                  57,792         57,115
Series 1994-C2, Cl. E, 8%, 4/25/25                                                    973,568        949,534
------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1995-C4, Cl. E, 8.703%, 6/25/26(5)(6)                                           46,290         44,048
                                                                                                 -----------
                                                                                                   7,142,012
------------------------------------------------------------------------------------------------------------
Multi-Family--0.5%
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates, Series 1997-MC1,
Cl. F, 7.452%, 5/20/07(5)                                                              63,720         48,208
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(4)                                                              800,000        617,500
------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-CL,
Cl. F, 9.078%, 1/20/06(6)                                                           1,000,000        738,125
                                                                                                 -----------
                                                                                                   1,403,833
------------------------------------------------------------------------------------------------------------
Residential--0.8%
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
Series 1997:
Cl. D, 8.126%, 5/25/08(5)(6)                                                          350,000        273,000
Cl. E, 8.126%, 2/25/11(5)(6)                                                          600,000        402,000
------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Collateralized Mtg. Obligations,
Non-Accelerated Security, Series 1997-A2, Cl. A8, 7.75%, 4/25/27                    1,000,000        986,250
------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B,
Cl. 1, 6.581%, 4/25/26(5)                                                             378,900        249,956
------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1998-1A, 5%, 12/25/00(5)                                                       189,699        182,823
                                                                                                 -----------
                                                                                                   2,094,029
                                                                                                 -----------
Total Mortgage-Backed Obligations (Cost $65,313,699)                                              62,813,240
============================================================================================================
U.S. Government Obligations--15.8%
------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.50%, 11/15/26(7)(8)                                                               5,200,000      5,070,000
8.125%, 8/15/21                                                                     1,415,000      1,624,155
11.875%, 11/15/03                                                                   1,000,000      1,180,938
STRIPS, 5.76%, 2/15/19(9)                                                           6,500,000      1,783,704
STRIPS, 5.33%, 5/15/17(9)                                                           6,000,000      1,850,442
STRIPS, 6.24%, 2/15/20(9)                                                           5,704,000      4,028,085


                       Oppenheimer Strategic Bond Fund/VA                      5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
============================================================================================================
U.S. Government Obligations (continued)
------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 11/30/00                                                                   $ 9,705,000   $ 9,671,644
5.875%, 8/15/09                                                                      2,750,000     2,664,923
6.50%, 10/15/06                                                                     13,000,000    12,967,500
7%, 7/15/06                                                                          3,590,000     3,678,630
                                                                                                 -----------
Total U.S. Government Obligations (Cost $47,265,561)                                              44,520,021
------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--16.3%
------------------------------------------------------------------------------------------------------------
Argentina--1.7%
Argentina (Republic of) Bonds:
Bonos de Consolidacion de Deudas, Series I, 2.868%, 4/1/07(6)ARP                     1,736,732     1,215,876
Series L, 6.812%, 3/31/05(6)                                                           281,600       256,960
------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Global Unsec. Unsub. Bonds, Series BGL5,
11.375%, 1/30/17                                                                       789,000       787,027
------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts.:
11%, 12/4/05                                                                         1,015,000     1,002,312
Series REGS, 11.75%, 2/12/07ARP                                                        390,000       355,911
------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts., 8.75%, 7/10/02ARP              970,000       875,513
------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Unsec. Nts.,
Series 3, 10.625%, 8/7/06(5)                                                           314,000       313,215
------------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04ARP                               160,000       133,613
                                                                                                 -----------
                                                                                                   4,940,427
------------------------------------------------------------------------------------------------------------
Australia--0.0%
Australia Postal Corp. Unsec. Unsub. Nts., 6%, 3/25/09AUD                              180,000       107,551
------------------------------------------------------------------------------------------------------------
Brazil--1.8%
Brazil (Federal Republic of) Bonds:
10.125%, 5/15/27                                                                       236,000       199,125
11.625%, 4/15/04                                                                       675,000       676,687
------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, Series RG, 5.938%, 4/15/12(6)                    1,000,000       747,500
------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 6.916%, 4/15/14                   2,387,597     1,799,651
------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds, 7%, 4/15/12(6)                     593,000       443,267
------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(6)               789,600       696,822
------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Gtd. Bonds, 7%, 4/15/09(6)                                480,000       391,800
                                                                                                 -----------
                                                                                                   4,954,852
------------------------------------------------------------------------------------------------------------
Bulgaria--0.6%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.50%, 7/28/24(6)                       908,000       727,535
------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 3%, 7/28/12 (6)                                                           1,359,000       981,877
                                                                                                 -----------
                                                                                                   1,709,412
------------------------------------------------------------------------------------------------------------
Canada--0.3%
Canada (Government of) Bonds, 7.25%, 6/1/03CAD                                       1,140,000       813,848
------------------------------------------------------------------------------------------------------------
Colombia--0.4%
Colombia (Republic of) Bonds, 9.75%, 4/23/09                                         1,000,000       958,750
------------------------------------------------------------------------------------------------------------
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06                                150,000       127,125
                                                                                                 -----------
                                                                                                   1,085,875
------------------------------------------------------------------------------------------------------------
Finland--0.2%
Finland (Republic of) Bonds, 9.50%, 3/15/04EUR                                         504,563       593,424


6                      Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
-----------------------------------------------------------------------------------------------------------
France--0.2%
France (Government of) Bonds, Obligations Assimilables du Tresor,
5.50%, 10/25/07EUR                                                                     566,906   $  574,528
-----------------------------------------------------------------------------------------------------------
Germany--0.6%
Germany (Republic of) Bonds:
6.75%, 5/13/04EUR                                                                      690,000      743,997
Series 98, 5.25%, 1/4/08EUR                                                            945,000      946,673
                                                                                                 ----------
                                                                                                  1,690,670
-----------------------------------------------------------------------------------------------------------
Great Britain--0.6%
United Kingdom Treasury Nts., 8%, 6/10/03GBP                                         1,070,000    1,813,287
-----------------------------------------------------------------------------------------------------------
Greece--0.3%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08GRD                                    207,200,000      713,012
-----------------------------------------------------------------------------------------------------------
Hungary--0.3%
Hungary (Government of) Bonds, Series 01/H, 13.50%, 6/12/01HUF                     213,220,000      859,615
-----------------------------------------------------------------------------------------------------------
Italy--0.9%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
6%, 11/1/07EUR                                                                         455,000      472,382
8.50%, 1/1/04EUR                                                                       964,481    1,067,720
8.75%, 7/1/06EUR                                                                       766,330      913,142
10.50%, 4/1/05EUR                                                                       90,379      111,433
                                                                                                 ----------
                                                                                                  2,564,677
-----------------------------------------------------------------------------------------------------------
Ivory Coast--0.1%
Ivory Coast (Government of) Front Loaded Interest Reduction Bonds,
2%, 3/29/18(6)                                                                         524,000       96,940
Ivory Coast (Government of) Past Due Interest Bonds, 2%, 3/29/18(4)(6)                 564,987      134,185
                                                                                                 ----------
                                                                                                    231,125
-----------------------------------------------------------------------------------------------------------
Japan--0.6%
Japan (Government of) Unsec. Bonds, Series 137, 6.50%, 3/20/01JPY                  157,000,000    1,649,091
-----------------------------------------------------------------------------------------------------------
Jordan--0.0%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(6)                     60,000       40,650
-----------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 7%, 12/23/23(6)                             116,000       81,780
                                                                                                 ----------
                                                                                                    122,430
-----------------------------------------------------------------------------------------------------------
Mexico--1.7%
United Mexican States Bonds:
6.63%, 12/31/19FRF                                                                   7,500,000      980,959
11.375%, 9/15/16                                                                     1,070,000    1,213,487
11.50%, 5/15/26                                                                        175,000      209,125
-----------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series W-A, 6.25%, 12/31/19                                                            950,000      750,500
Series W-B, 6.25%, 12/31/19                                                          1,900,000    1,501,000
-----------------------------------------------------------------------------------------------------------
United Mexican States Disc. Bonds, Series C, 6.836%, 12/31/19(6)                       250,000      234,687
                                                                                                 ----------
                                                                                                  4,889,758
-----------------------------------------------------------------------------------------------------------
Nigeria--0.1%
Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10               553,759      349,906
-----------------------------------------------------------------------------------------------------------
Norway--0.8%
Norway (Government of) Bonds, 9.50%, 10/31/02NOK                                    17,040,000    2,313,165
-----------------------------------------------------------------------------------------------------------
Panama--0.4%
Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(6)                       843,000      661,755
-----------------------------------------------------------------------------------------------------------
Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(6)                       588,447      465,609
                                                                                                 ----------
                                                                                                  1,127,364

                       Oppenheimer Strategic Bond Fund/VA                      7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
------------------------------------------------------------------------------------------------------------
Peru--0.7%
Peru (Republic of) Past Due Interest Bonds, Series 20 yr., 4.50%, 3/7/17(6)        $   600,000   $   415,500
------------------------------------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts., Zero Coupon, 4.52%, 2/28/16(9)                          3,168,653     1,500,991
                                                                                                 -----------
                                                                                                   1,916,491
------------------------------------------------------------------------------------------------------------
Poland--1.0%
Poland (Republic of) Bonds:
12%, 6/12/01PLZ                                                                      4,016,000       936,743
Series 1000, 13%, 10/12/00PLZ                                                        4,111,000       968,844
Series 1003, 12%, 10/12/03PLZ                                                        1,010,000       240,359
Series 2 yr., 14%, 2/12/00PLZ                                                        1,000,000       239,952
------------------------------------------------------------------------------------------------------------
Poland (Republic of) Past Due Interest Bonds, 6%, 10/27/14(6)                          370,000       328,375
                                                                                                 -----------
                                                                                                   2,714,273
------------------------------------------------------------------------------------------------------------
Russia--1.1%
Russia (Government of) Debs., 6.906%, 12/15/15(11)(15)                                  24,195         4,385
------------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loan Debs., Series 24 yr., 6.906%,
12/15/20(11)(15)                                                                     5,190,000       841,753
------------------------------------------------------------------------------------------------------------
Russia (Government of) Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03                         849,000       623,750
------------------------------------------------------------------------------------------------------------
Russia (Government of) Unsec. Bonds, 11%, 7/24/18                                      593,000       357,283
------------------------------------------------------------------------------------------------------------
Russian Federation Unsec. Unsub. Nts.:
8.75%, 7/24/05                                                                       1,180,000       734,550
12.75%, 6/24/28                                                                        670,000       450,274
                                                                                                 -----------
                                                                                                   3,011,995
------------------------------------------------------------------------------------------------------------
South Africa--0.5%
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10ZAR                        8,242,000     1,290,887
------------------------------------------------------------------------------------------------------------
Spain--0.2%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
4.50%, 7/30/04EUR                                                                      390,786       385,917
6%, 1/31/08EUR                                                                          73,323        76,111
                                                                                                 -----------
                                                                                                     462,028
------------------------------------------------------------------------------------------------------------
Turkey--0.3%
Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09                                800,000       860,000
------------------------------------------------------------------------------------------------------------
Venezuela--0.9%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                        1,559,000     1,018,651
------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL, 7%, 12/18/07(6)                      1,481,142     1,170,103
------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
Series B, 6.875%, 3/31/07(6)                                                            42,857        33,643
------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds, Series A, 7.125%, 12/18/05(6)                 352,941       276,618
------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18                                 150,000       135,375
                                                                                                 -----------
                                                                                                   2,634,390
------------------------------------------------------------------------------------------------------------
Vietnam--0.0%
Vietnam (Government of) Bonds, 3%, 3/12/28(5)(6)                                        54,000        18,225
                                                                                                 -----------
Total Foreign Government Obligations (Cost $46,664,753)                                           46,012,306
============================================================================================================
Loan Participations--1.0%
------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
Tranche 1, 6.812%, 9/4/06(5)(6)                                                         72,000        55,890
------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3:
1.063%, 3/4/10(5)(6)JPY                                                             76,905,000       387,421
6.812%, 3/4/10(5)(6)                                                                   457,000       328,469
------------------------------------------------------------------------------------------------------------
Central Bank of Indonesia Gtd. Nts., Series 4, 8.625%, 8/25/02(5)(6)                   300,000       265,500


8                      Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal    Market Value
                                                                                   Amount(1)    Note 1
==========================================================================================================
Loan Participations (continued)
----------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement:
Tranche A, 2%, 1/1/09(5)(6)                                                        $  539,523   $  488,269
Tranche B, 6.844%, 1/1/09(5)(6)                                                       160,000      153,200
----------------------------------------------------------------------------------------------------------
PT Bank Ekspor Impor Indonesia Nts., Series 4 yr., 9.406%, 8/25/02(5)(6)              300,000      265,500
----------------------------------------------------------------------------------------------------------
PT Lippo Bank Nts., 9.406%, 8/25/02(5)(6)                                             250,000      221,250
----------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.955%, 4/28/02 (representing a basket of reference loans and a total return swap between
Chase Manhattan Bank and the Trust)(5)(6)                                             750,000      736,900
                                                                                                ----------
Total Loan Participations (Cost $2,579,408)                                                      2,902,399
==========================================================================================================
Corporate Bonds and Notes--39.0%
----------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
Amtran, Inc.:
9.625% Nts., 12/15/05                                                                 100,000       96,500
10.50% Sr. Nts., 8/1/04                                                               150,000      150,750
----------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08                                                               300,000      288,000
9.375% Sr. Unsec. Nts., 11/15/06                                                      300,000      291,000
10.75% Sr. Nts., 8/1/05                                                               125,000      128,125
----------------------------------------------------------------------------------------------------------
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                               300,000      283,500
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
Series 1997-1, 1/1/01(5)                                                              175,000      162,750
----------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                 750,000      640,312
----------------------------------------------------------------------------------------------------------
Greater Toronto Airports Authority, 5.40% Debs., 12/3/02CAD                           240,000      161,911
----------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Series 1997-A, Cl. B, 6/15/04(5)                                                       82,427       84,233
----------------------------------------------------------------------------------------------------------
Pentacon, Inc., 12.25% Sr. Unsec. Nts., Series B, 4/1/09                              500,000      452,500
----------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07                200,000      189,000
                                                                                                ----------
                                                                                                 2,928,581
----------------------------------------------------------------------------------------------------------
Chemicals--1.4%
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                            150,000       38,250
----------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09(4)                                               600,000      624,000
10.125% Sr. Unsec. Sub. Nts., 7/1/09EUR                                               300,000      320,790
Zero Coupon Sr. Disc. Nts., 13.09%, 12/31/09(4)(9)                                    850,000      260,312
----------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., 10.875% Sr. Sub. Nts., 5/1/09                                1,000,000    1,035,000
----------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                   140,000      145,600
----------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                                 175,000      135,625
----------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                           150,000      119,250
----------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                         100,000       97,500
----------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Sec. Nts., 6/15/07(5)                       136,248       20,097
----------------------------------------------------------------------------------------------------------
Reliance Industries Ltd., 10.50% Bonds, 8/6/46                                        250,000      236,736
----------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                                                      425,000      429,250
----------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                           50,000       37,000
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                  190,000      143,450
12.375% Sr. Sec. Nts., Series B, 7/15/06                                              400,000      416,000
                                                                                                ----------
                                                                                                 4,058,860


                       Oppenheimer Strategic Bond Fund/VA                      9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                      Principal  Market Value
                                                                                      Amount(1)  Note 1
------------------------------------------------------------------------------------------------------------
Consumer Durables--0.1%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                $200,000   $   147,000
------------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05(5)                                55,500        30,525
------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                             100,000       109,658
                                                                                                 -----------
                                                                                                     287,183
------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.5%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(10)                                                  150,000        71,625
10.50% Sr. Unsec. Nts., 7/1/08                                                         100,000        89,500
------------------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                         405,000       407,025
------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(11)                           350,000        19,250
------------------------------------------------------------------------------------------------------------
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08                  315,000       152,775
------------------------------------------------------------------------------------------------------------
Indorayon International Finance Co. BV, 10% Gtd. Unsec. Unsub. Nts.,
3/29/01(5)(11)(15)                                                                     100,000        25,000
------------------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08                          200,000       187,000
------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08                                                    250,000       126,250
9% Sr. Nts., 11/1/06                                                                   135,000       101,925
------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(5)                       70,000        24,850
------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                           135,000       122,175
------------------------------------------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                                  100,000       108,500
                                                                                                 -----------
                                                                                                   1,435,875
------------------------------------------------------------------------------------------------------------
Energy--1.8%
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06                                                        100,000        91,750
9.625% Sr. Unsec. Nts., Series B, 5/1/05                                               400,000       379,000
------------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                    245,000       128,625
------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                                   125,000        50,625
------------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                     400,000       366,000
------------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(5)                               100,000        47,093
------------------------------------------------------------------------------------------------------------
Forcenergy, Inc., 9.50% Sr. Sub. Nts., 11/1/06(11)(15)                                 100,000        81,875
------------------------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                          250,000       247,500
------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 0%/14.125% Sr. Disc. Nts., 5/1/06(10)(11)                         275,000        96,250
------------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(4)                    200,000       171,000
------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08                      560,000       355,600
------------------------------------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners, LP/Leviathan Finance Corp., 10.375%
Sr. Unsec. Sub. Nts., Series B, 6/1/09                                                 400,000       414,000
------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                      250,000       208,750
------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                             370,000       353,350
------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06                                      300,000       328,500
------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                      630,000       292,950
------------------------------------------------------------------------------------------------------------
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                            375,000       401,250
------------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                                             175,000       179,156
------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                       270,000       264,600


10                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                  Principal        Market Value
                                                                                  Amount(1)        Note 1
-------------------------------------------------------------------------------------------------------------
Energy (continued)
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(10)                                             $      500,000   $  312,500
0%/11.375% Sr. Disc. Nts., 2/15/09(10)                                                   400,000      214,000
                                                                                                   ----------
                                                                                                    4,984,374
-------------------------------------------------------------------------------------------------------------
Financial--3.2%
AB Spintab, 5.50% Bonds, Series 169, 9/17/03SEK                                        3,200,000      372,103
-------------------------------------------------------------------------------------------------------------
Allgemeine Hypobk AG, 5% Sec. Nts., Series 501, 9/2/09EUR                              1,600,000    1,521,193
-------------------------------------------------------------------------------------------------------------
AMRESCO, Inc.:
9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                               300,000      190,500
10% Sr. Sub. Nts., Series 97-A, 3/15/04                                                  100,000       63,500
-------------------------------------------------------------------------------------------------------------
ASAT Finance LLC, Units (each unit consists of $1,000 principal amount of
12.50% sr. nts., 11/1/06 and one warrant to purchase shares
of common stock)(4)(12)                                                                  250,000      270,000
-------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts., 7/10/98 (5)(11)(15)IDR             1,000,000,000       21,467
-------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                     7,000        5,565
-------------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04EUR                        1,023,288    1,026,233
-------------------------------------------------------------------------------------------------------------
DePfa Pfandbriefbank AG (DePfa-Bank), 5.50% Sec. Nts., 1/15/00EUR                        565,000      558,267
-------------------------------------------------------------------------------------------------------------
Dresdner Funding Trust II, 5.79% Sub. Nts., 6/30/11(4)EUR                                550,000      499,856
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.625%, 6/10/03GBP                                               115,000      178,770
-------------------------------------------------------------------------------------------------------------
Hypothekenbk in Essen, 3.50% Sec. Debs., 3/17/04EUR                                    2,915,000    2,759,836
-------------------------------------------------------------------------------------------------------------
IBJ Preferred Capital Co. (The) LLC, 8.79% Bonds, 12/29/49(4)(6)                         400,000      371,446
-------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(4)                                           150,000      156,750
-------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27(5)                                   150,000       96,750
-------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                             150,000      141,750
-------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(4)(11)(15)                  90,000        3,150
-------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03(5)(11)(15)                                                             100,000       13,000
24% Nts., 6/19/03 (11)(15)IDR                                                        164,300,000        3,057
-------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08          380,000      349,125
-------------------------------------------------------------------------------------------------------------
SBS Agro Finance BV, 10.25% Bonds, 7/21/00(5)(11)(15)                                    339,000       19,492
-------------------------------------------------------------------------------------------------------------
Southern Pacific Funding Corp., 11.50% Sr. Nts., 11/1/04(11)(15)                          80,000       38,000
-------------------------------------------------------------------------------------------------------------
Sovereign Bankcorp, 10.50% Sr. Unsec. Nts., 11/15/06                                     250,000      256,250
-------------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts., 1/1/28                                                  100,000       75,250
-------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                        129,000      125,775
                                                                                                   ----------
                                                                                                    9,117,085
-------------------------------------------------------------------------------------------------------------
Food & Drug--0.4%
AmeriKing, Inc., 10.75% Sr. Nts., 12/1/06                                                125,000      115,625
-------------------------------------------------------------------------------------------------------------
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02                                         500,000      237,500
-------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                             560,000      508,200
-------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc.:
10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03                                            260,000       32,500
12.625% Sub. Nts., 6/15/02                                                               150,000       50,250
-------------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                   155,000      165,075
                                                                                                   ----------
                                                                                                    1,109,150


                       Oppenheimer Strategic Bond Fund/VA                     11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal     Market Value
                                                                                   Amount(1)     Note 1
-----------------------------------------------------------------------------------------------------------
Food/Tobacco--0.4%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                          $150,000      $  143,625
-----------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(10)                71,000          55,025
-----------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                         200,000         184,000
-----------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(11)                            200,000          51,000
-----------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                        400,000         362,000
-----------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07              200,000         163,000
-----------------------------------------------------------------------------------------------------------
Triarc Consumer Products Group LLC, 10.25% Sr. Sub. Nts., 2/15/09(4)                200,000         195,000
                                                                                                 ----------
                                                                                                  1,153,650
-----------------------------------------------------------------------------------------------------------
Forest Products/Containers--1.3%
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(11)                 150,000          17,250
-----------------------------------------------------------------------------------------------------------
Ball Corp.:
7.75% Sr. Unsec. Nts., 8/1/06                                                       125,000         122,500
8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                  125,000         120,625
-----------------------------------------------------------------------------------------------------------
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05                         250,000         196,250
-----------------------------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs., 6/15/03NZD                     80,000          41,634
-----------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                    200,000         189,500
-----------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                     750,000         769,687
-----------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05           500,000         467,500
-----------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                     750,000         776,250
10.875% Sr. Sub. Nts., 4/1/08                                                       250,000         247,500
-----------------------------------------------------------------------------------------------------------
SD Warren Co.:
12% Sr. Sub. Nts., Series B, 12/15/04                                               200,000         209,500
14% Unsec. Nts., 12/15/06(13)                                                       417,149         469,293
-----------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                  150,000         139,312
                                                                                                 ----------
                                                                                                  3,766,801
-----------------------------------------------------------------------------------------------------------
Gaming/Leisure--2.0%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(10)                             50,000          20,250
-----------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                    100,000          70,500
-----------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                     275,000         254,719
-----------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03             120,000         136,050
-----------------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06                           400,000         406,000
-----------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                      450,000         438,750
-----------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                  100,000          71,500
-----------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                             500,000         465,000
-----------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                250,000         262,500
-----------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                 425,000         425,000
-----------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                            350,000         344,750
-----------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                         350,000         323,750
-----------------------------------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06                                        400,000         384,000
-----------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                     325,000         300,625
-----------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06                                                             300,000         292,500
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                  700,000         693,000

12                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                Principal    Market Value
                                                                                Amount(1)    Note 1
-------------------------------------------------------------------------------------------------------
Gaming/Leisure (continued)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(4)(11)(15)                           $  250,000   $   60,000
-------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(10)                                                  200,000      139,000
9.25% Sr. Nts., 4/1/06                                                             100,000       98,750
9.75% Sr. Nts., 6/15/07                                                            250,000      250,000
-------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                             200,000      196,250
                                                                                             ----------
                                                                                              5,632,894
-------------------------------------------------------------------------------------------------------
Healthcare--1.1%
Charles River Labs ONC, Units (each unit consists of $1,000 principal amount of 13.50% sr. sub. nts., 10/1/09 and one warrant to purchase
3.942 shares of common stock)(4)(12)                                               350,000      365,750
-------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                       900,000      832,500
-------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc.:
8.75% Sr. Nts., 11/15/08(4)                                                        200,000      192,000
8.75% Sr. Nts., 11/15/08(4)                                                        350,000      336,000
-------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07             250,000      186,250
-------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                          250,000      203,750
-------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                            150,000      144,750
-------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                              600,000      582,000
-------------------------------------------------------------------------------------------------------
Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09(4)                             300,000      312,000
                                                                                             ----------
                                                                                              3,155,000
-------------------------------------------------------------------------------------------------------
Housing--1.0%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06            50,000       47,750
-------------------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06               250,000      223,750
-------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                             400,000      368,000
-------------------------------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                               300,000      293,250
-------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                       100,000       97,500
-------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                               300,000      283,500
-------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07                                                  650,000      632,125
9.25% Sr. Nts., Series B, 3/15/07                                                  150,000      147,000
-------------------------------------------------------------------------------------------------------
Panolam Industries International, Inc., 11.50% Sr. Sub. Nts., 2/15/09(4)           600,000      613,500
                                                                                             ----------
                                                                                              2,706,375
-------------------------------------------------------------------------------------------------------
Information Technology--1.2%
Amkor Technologies, Inc., 9.25% Sr. Nts., 5/1/06(4)                                700,000      686,000
-------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                               200,000      185,000
-------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                       20,000       20,000
-------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                         350,000      309,312
-------------------------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec. Nts., 10/1/07      500,000      516,250
-------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08             505,000      486,694
-------------------------------------------------------------------------------------------------------
Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05(5)                             1,000,000      800,000
-------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                            150,000      164,625
-------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                      175,000      144,594
                                                                                             ----------
                                                                                              3,312,475


                       Oppenheimer Strategic Bond Fund/VA                     13

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                               Principal    Market Value
                                                                               Amount(1)    Note 1
------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
Applied Power, Inc., 8.75% Sr. Sub. Nts., 4/1/09                               $  150,000   $  147,562
------------------------------------------------------------------------------------------------------
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                         125,000      115,156
------------------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(4)                                        300,000      318,000
------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                                150,000       62,250
------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05      250,000      201,250
------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                300,000      262,500
------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                  250,000       71,250
------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                150,000      129,375
------------------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                         270,000      267,300
------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05            125,000      129,687
------------------------------------------------------------------------------------------------------
Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09                                 150,000      143,625
------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                250,000      251,250
------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                        200,000       81,000
------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07      540,000      491,400
------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                  150,000      142,500
------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                                 50,000       49,312
                                                                                            ----------
                                                                                             2,863,417
------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--1.3%
Azteca Holdings SA, 11% Sr. Sec. Nts., 6/15/02                                    155,000      139,887
------------------------------------------------------------------------------------------------------
Chancellor Media Corp.:
8.125% Sr. Sub. Nts., Series B, 12/15/07                                          200,000      200,000
8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                     400,000      405,000
10.50% Sr. Sub. Nts., Series B, 1/15/07                                            90,000       98,100
------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09        600,000      573,000
------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                        95,000       99,275
------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(6)                           100,000      107,000
------------------------------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                       800,000      800,000
------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                     150,000      139,125
9% Sr. Unsec. Sub. Nts., 7/15/07                                                  210,000      197,925
------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                  400,000      404,000
------------------------------------------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Sr. Nts., Series A, 2/15/04                                               100,000       89,500
10.50% Sr. Nts., Series B, 2/15/07                                                150,000      130,500
------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                     275,000      261,937
9% Sr. Sub. Nts., Series B, 1/15/06(15)                                           100,000       96,750
                                                                                            ----------
                                                                                             3,741,999


14                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal    Market Value
                                                                                   Amount(1)    Note 1
----------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--2.2%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09                                                     $  350,000   $  315,875
8.375% Sr. Nts., Series B, 2/1/08                                                     100,000       93,250
9.25% Sr. Nts., 10/1/02                                                               385,000      385,000
9.375% Sr. Nts., 11/15/09                                                             500,000      492,500
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                              70,000       72,975
----------------------------------------------------------------------------------------------------------
Bresnan Communications, Inc., 0%/9.25% Sr. Disc. Nts., 2/1/09(10)                     250,000      173,750
----------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(10)                                          1,700,000    1,005,125
8.25% Sr. Unsec. Nts., 4/1/07                                                         400,000      371,000
----------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                                     250,000      265,000
----------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                    940,000      949,400
----------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(5)                                                    62,802       62,802
----------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Sinking Fund Bonds, 11/9/01(5)                                      78,168       78,169
----------------------------------------------------------------------------------------------------------
Falcon Holding Group LP:
0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(10)                                      350,000      263,812
8.375% Sr. Unsec. Debs., Series B, 4/15/10                                            200,000      202,750
----------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09(4)                  400,000      415,000
----------------------------------------------------------------------------------------------------------
NTL Communications Corp., 9.875% Sr. Nts., 11/15/09(4)EUR                             200,000      202,790
----------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07                 200,000      214,250
----------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD                               400,000      278,450
----------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(10)                                                                 770,000      496,650
                                                                                                ----------
                                                                                                 6,338,548
----------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--1.4%
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                           700,000      623,000
----------------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 9.625% Bonds, 3/15/08(5)GBP                                  300,000      295,637
----------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07(5)                               150,000      147,750
----------------------------------------------------------------------------------------------------------
Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                                50,000       51,250
----------------------------------------------------------------------------------------------------------
Metromedia International Group, Inc., 0%/10.50% Sr. Unsec. Disc. Nts.,
9/30/07(5)(10)                                                                        436,950      207,551
----------------------------------------------------------------------------------------------------------
Premier Graphics, Inc., 11.50% Sr. Unsec. Nts., 12/1/05                               200,000      141,000
----------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc.:
8.875% Sr. Unsec. Sub. Nts., 12/15/10                                                 250,000      177,500
9.50% Sr. Unsec. Sub. Nts., 6/1/08                                                    500,000      380,000
----------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc.:
9.125% Sr. Unsec. Sub. Nts., 12/1/08                                                  200,000      191,000
9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                         500,000      473,750
----------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Debs., 3/15/23                           300,000      313,677
----------------------------------------------------------------------------------------------------------
WRC Media Corp., Units (each unit consists of $1,000 principal amount of 12.75% sr. sub. nts., 11/15/09 and one warrant to purchase 1.353
shares of common stock)(4)(12)                                                        800,000      798,000
                                                                                                ----------
                                                                                                 3,800,115


                       Oppenheimer Strategic Bond Fund/VA                     15

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                    Principal    Market Value
                                                                                    Amount(1)    Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--7.9%
Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                       $  400,000   $428,000
---------------------------------------------------------------------------------------------------------
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(10)                             700,000    448,000
---------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(10)                                             200,000    173,000
7.625% Bonds, 7/31/08DEM                                                               500,000    257,604
8.875% Sr. Nts., 11/30/07DEM                                                           100,000     53,772
10.125% Sr. Nts., 11/30/07GBP                                                          170,000    288,367
Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts.,
12/15/06 and one warrant to purchase 7.8 ordinary shares)(10)(12)                      200,000    203,000
---------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(10)                 250,000    239,375
---------------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                              80,000     84,600
---------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., 13% Sr. Nts., 4/1/08                                   50,000     35,375
---------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(10)                700,000    444,500
---------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(10)               825,000    783,750
---------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                           50,000     49,750
---------------------------------------------------------------------------------------------------------
Equinix, Inc., Units (each unit consists of $1,000 principal amount of
13% sr. nts., 12/1/07 and one warrant to purchase 11.255
shares of common stock)(4)(12)                                                         200,000    205,000
---------------------------------------------------------------------------------------------------------
Exodus Communications, Inc.:
10.75% Sr. Nts., 12/15/09(4)                                                           850,000    869,125
11.25% Sr. Nts., 7/1/08                                                                665,000    689,937
---------------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(10)                    175,000     97,125
---------------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(10)              250,000    163,750
---------------------------------------------------------------------------------------------------------
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                                         510,000    512,550
---------------------------------------------------------------------------------------------------------
Global Telesystems Group, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(4)EUR                 250,000    254,745
---------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(4)(10)       25,000     28,000
---------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc./GST Network Funding Corp., Inc., 0%/10.50%
Sr. Disc. Nts., 5/1/08(10)                                                             125,000     60,937
---------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(10)                            255,000    189,975
---------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(10)                          195,000    146,737
---------------------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(10)             115,000     61,237
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
8.50% Sr. Nts., Series B, 1/15/08                                                      250,000    230,000
8.60% Sr. Unsec. Nts., Series B, 6/1/08                                                225,000    207,000
8.875% Sr. Nts., 11/1/07                                                               365,000    341,275
---------------------------------------------------------------------------------------------------------
Jazztel plc, 13.25% Sr. Nts., 12/15/09(4)EUR                                           900,000    911,987
---------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(10)               600,000    345,000
---------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08(10)                                                1,000,000    610,000
9.125% Sr. Unsec. Nts., 5/1/08                                                         250,000    236,875
---------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
8.125% Sr. Unsec. Nts., 2/15/09                                                        725,000    679,687
8.375% Sr. Nts., 3/15/08                                                               513,000    487,350
9.25% Sr. Nts., 7/15/07                                                                 75,000     75,281
---------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                                 250,000    257,500
10% Sr. Unsec. Nts., Series B, 11/15/08                                                400,000    411,000


16                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                  Principal    Market Value
                                                                                  Amount(1)    Note 1
----------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications (continued)
Netia Holdings BV:
0%/11% Sr. Disc. Nts., 11/1/07(10)DEM                                             400,000      $   134,816
0%/11% Sr. Disc. Nts., Series B, 11/1/07(10)DEM                                   200,000           67,408
0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(10)                                   100,000           65,250
10.25% Sr. Nts., Series B, 11/1/07                                                 50,000           42,625
----------------------------------------------------------------------------------------------------------
Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(4)EUR                              400,000          414,637
----------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
9% Sr. Nts., 3/15/08                                                              200,000          189,000
9.625% Sr. Nts., 10/1/07                                                          350,000          343,000
10.75% Sr. Unsec. Nts., 11/15/08                                                  300,000          310,500
10.75% Sr. Unsec. Nts., 6/1/09                                                    310,000          320,075
----------------------------------------------------------------------------------------------------------
NTL Communications Corp., 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(10)        85,000           60,563
----------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(10)                           300,000          208,500
0%/9.75% Sr. Nts., Series B, 4/15/09(10)GBP                                       775,000          723,820
0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(10)GBP                         115,000          123,035
7% Cv. Unsec. Sub. Nts., 12/15/08                                                 100,000          264,500
10% Sr. Nts., Series B, 2/15/07                                                   100,000          103,250
----------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(11)                                  200,000          149,000
----------------------------------------------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B, 2/15/05(14)                                        700,000          695,625
10.50% Sr. Nts., 12/1/06(4)EUR                                                    100,000          101,898
----------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(10)                              365,000          283,788
0%/9.47% Sr. Disc. Nts., 10/15/07(10)                                             495,000          403,425
----------------------------------------------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, 3/15/08(10)DEM                                                      100,000           31,903
10.50% Gtd. Sr. Nts., 11/15/08                                                    250,000          236,250
----------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27CAD                                340,000          211,797
----------------------------------------------------------------------------------------------------------
Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09(4)EUR                                  500,000          507,603
----------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.875% Sr. Nts., 4/15/09(4)(10)GBP                                             300,000          307,753
0%/11% Sr. Disc. Debs., 10/1/07(10)                                               200,000          187,500
----------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                          500,000          485,000
----------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                  100,000          103,500
----------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV:
0%/13.375% Sr. Disc. Nts., 11/1/09(4)(10)                                         500,000          282,500
10.875% Sr. Nts., 8/1/09EUR                                                       750,000          765,178
10.875% Sr. Nts., 8/1/09                                                          500,000          508,750
11.25% Sr. Nts., 11/1/09(4)EUR                                                    250,000          257,261
----------------------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                                                   225,000          230,625
11.25% Sr. Unsec. Nts., 12/1/08                                                   500,000          527,500
13.50% Sr. Unsec. Nts., 6/15/04                                                    65,000           71,663
----------------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                       500,000          498,750
----------------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(10)              500,000          292,500
----------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(4)                                    100,000          103,500
                                                                                               -----------
                                                                                                22,175,414

                       Oppenheimer Strategic Bond Fund/VA                     17

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                               Principal  Market Value
                                                                               Amount(1)  Note 1
--------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--3.6%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                             $100,000   $ 79,625
--------------------------------------------------------------------------------------------------
Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04                                     150,000    125,250
--------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(10)                  400,000     43,500
--------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(10)            25,000     24,656
--------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/14.125% Sr. Unsec. Deferred Bonds, 3/1/05(4)(10)    350,000    168,000
--------------------------------------------------------------------------------------------------
Crown Castle International Corp.:
0%/10.375% Sr. Disc. Nts., 5/15/11(10)                                          500,000    315,000
0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(10)                                  500,000    378,125
--------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(10)                175,000    101,063
--------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                           460,000    522,100
--------------------------------------------------------------------------------------------------
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., Series B, 7/15/05(10)(11)(15)                        90,000     36,450
12% Cv. Sr. Sub. Nts., 2/15/01(11)(15)                                          210,000      1,313
--------------------------------------------------------------------------------------------------
ICO Global Communications (Holdings) Ltd., Units (each unit consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and one warrant to
purchase 19.85 shares of common stock)(11)(12)                                  100,000     46,500
--------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                      300,000    271,500
--------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(10)CAD                            300,000    139,398
0%/14% Sr. Disc. Nts., Series B, 6/1/06(10)                                     300,000    266,250
--------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(10)        410,000    330,050
--------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.95% Sr. Disc. Nts., 2/15/08(10)                                            245,000    172,725
0%/10.65% Sr. Disc. Nts., 9/15/07(10)                                           800,000    600,000
9.75% Sr. Disc. Nts., 8/15/04                                                   300,000    310,500
--------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.50% Sr. Nts., 9/15/09(4)                                                     735,000    793,800
11.625% Sr. Nts., 8/15/06                                                       630,000    670,950
11.625% Sr. Nts., Series A, 8/15/06                                             400,000    426,000
--------------------------------------------------------------------------------------------------
Orange plc:
8% Sr. Nts., 8/1/08                                                             250,000    253,438
8.75% Sr. Unsec. Nts., 6/1/06                                                   250,000    260,000
--------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                  200,000    145,000
--------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(10)              550,000    255,750
--------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(10)              325,000    214,500
--------------------------------------------------------------------------------------------------
Polska Telefoniz Cyfrowa International Financial II SA,
11.25% Sr. Sub. Nts., 12/1/09(4)EUR                                             200,000    203,796
--------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., Series B, 12/15/06                                        250,000    254,375
11.75% Sr. Sub. Nts., 7/15/07                                                   275,000    301,125
--------------------------------------------------------------------------------------------------
PTC International Finance BV, 0%/10.75% Gtd. Sr. Unsec.
Sub. Bonds, 7/1/07(5)(10)                                                       134,000     90,115
--------------------------------------------------------------------------------------------------
Real Time Data Co., 11% Disc. Nts., 5/31/09(4)(13)                              118,366    113,825
--------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                   300,000    308,250
--------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(10)              700,000    416,500


18                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                             Principal    Market Value
                                                                             Amount(1)    Note 1
-----------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications (continued)
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(10)               $500,000     $   301,250
-----------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
0%/12.50% Sr. Disc. Nts., 8/15/06(10)                                          65,000          60,188
-----------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                     200,000         184,000
-----------------------------------------------------------------------------------------------------
Voicestream Wireless Corp., 10.375% Sr. Nts., 11/15/09(4)                     900,000         931,500
                                                                                          -----------
                                                                                           10,116,367
-----------------------------------------------------------------------------------------------------
Metals/Minerals--1.5%
AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(4)                        250,000         163,125
-----------------------------------------------------------------------------------------------------
AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                               500,000         475,000
9.125% Sr. Nts., 12/15/06                                                     300,000         306,750
-----------------------------------------------------------------------------------------------------
California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09    200,000         193,000
-----------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                      100,000          99,625
-----------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08             500,000         477,500
-----------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08           50,000          42,250
-----------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                250,000         251,250
-----------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(10)               250,000          81,250
-----------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                        995,000         900,475
-----------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09               500,000         517,500
-----------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08              500,000         495,000
-----------------------------------------------------------------------------------------------------
Republic Technologies International Holdings LLC/RTI Capital Corp., Units
(each unit consists of $1,000 principal amount of 13.75% sr. nts., 7/15/09
and one warrant to purchase Cl. D common stock at $0.01 per share)(12)        200,000         133,000
                                                                                          -----------
                                                                                            4,135,725
-----------------------------------------------------------------------------------------------------
Retail--0.4%
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08       236,000         225,380
-----------------------------------------------------------------------------------------------------
Central Termica Guemes, 12% Bonds, 11/26/01(4)(11)(15)                        100,000           5,000
-----------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08        300,000         211,500
-----------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                    100,000          91,500
-----------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                            100,000          93,000
-----------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08                   225,000         193,500
-----------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                            200,000         195,000
                                                                                          -----------
                                                                                            1,014,880
-----------------------------------------------------------------------------------------------------
Service--1.4%
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B, 1/1/09                                      435,000         386,606
10% Sr. Sub. Nts., 8/1/09(4)                                                  950,000         855,000
-----------------------------------------------------------------------------------------------------
Dura Operating Corp., 9% Sr. Sub. Nts., Series B, 5/1/09EUR                   400,000         379,413
-----------------------------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09                 200,000         195,000
-----------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09               350,000         343,000
-----------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
6.75% Cv. Sr. Sub. Nts., 9/15/03                                              125,000          60,000
7.375% Gtd. Sr. Unsec. Nts., 8/15/05                                          250,000         200,000


                       Oppenheimer Strategic Bond Fund/VA                     19

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                   Principal    Market Value
                                                                                   Amount(1)    Note 1
------------------------------------------------------------------------------------------------------------
Service (continued)
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09                                 $   400,000  $    389,000
------------------------------------------------------------------------------------------------------------
United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                    250,000       241,250
------------------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                      500,000       515,000
------------------------------------------------------------------------------------------------------------
US Unwired, Inc., 0%/13.375% Sr. Disc. Nts., 11/1/09(4)(10)                            700,000       413,000
                                                                                                ------------
                                                                                                   3,977,269
------------------------------------------------------------------------------------------------------------
Transportation--2.5%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                   450,000       439,313
------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(4)                                               300,000       301,500
------------------------------------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                     300,000       280,500
------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                     75,000        29,438
------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06                    250,000       248,125
------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.875% Nts., 7/1/10                                               300,000       267,254
------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04GBP                     540,000       864,345
------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                  500,000       525,000
------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
9.125% Sr. Sub. Nts., 7/15/07                                                          100,000        98,250
11% Sr. Sub. Nts., 7/15/06                                                             225,000       236,250
------------------------------------------------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05                                      425,000       388,875
------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                            300,000       115,500
------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                                   200,000       202,000
Millennium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. sr. sec. nts., 7/15/05 and one
warrant to purchase five shares of common stock)(5)(12)                                250,000       143,750
------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(4)                                       275,000       127,875
Units (each unit consists of $1,000 principal amount of 11.63% second
priority ship mtg. nts., 6/30/07 and 7.66 warrants)(4)(6)(12)                          150,000        11,250
------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07(5)          1,300,000     1,228,500
------------------------------------------------------------------------------------------------------------
Pycsa Panama SA, 10.28% Sr. Sec. Bonds, 12/15/12(5)                                    195,800       116,012
------------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Sub. Nts., 10/15/09(4)                                      400,000       410,000
------------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                             100,000        95,000
------------------------------------------------------------------------------------------------------------
TFM SA de CV, 10.25% Sr. Nts., 6/15/07                                                 200,000       184,500
------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                             430,000       278,963
------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 13.375% Sr. Disc. Nts.,
Series B, 12/15/03                                                                     300,000       307,500
------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                        184,770        83,609
                                                                                                ------------
                                                                                                   6,983,309
------------------------------------------------------------------------------------------------------------
Utility--0.4%
Beaver Valley II Funding Corp., 9% Second Lease Obligation Bonds, 6/1/17               199,000       198,751
------------------------------------------------------------------------------------------------------------
Calpine Corp.:
7.75% Sr. Nts., 4/15/09                                                                450,000       427,500
8.75% Sr. Nts., 7/15/07                                                                230,000       231,725
10.50% Sr. Nts., 5/15/06                                                               100,000       106,000
------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                     250,000       267,687
                                                                                                ------------
                                                                                                   1,231,663
                                                                                                ------------
Total Corporate Bonds and Notes (Cost $120,275,567)                                              110,027,009


20                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                  Market Value
                                                                                       Shares     Note 1
============================================================================================================
Preferred Stocks--2.1%
------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(13)                                 2,995    $   54,659
------------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26                                  100,000        90,250
------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Series A(5)(13)                                                         19,767       494,175
------------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Sr. Exchangeable, Non-Vtg.(13)                                 61        16,622
------------------------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
Series B, Non-Vtg.(13)                                                                     242       240,185
------------------------------------------------------------------------------------------------------------
Contour Energy Co., $2.625 Cum. Cv.(15)                                                  1,800         3,375
------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.                                  46,000       759,000
------------------------------------------------------------------------------------------------------------
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg.                                2,000        70,750
------------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Exchangeable, Non-Vtg.(5)(15)                                 5,000       222,500
------------------------------------------------------------------------------------------------------------
Dobson Communications Corp.:
12.25% Sr. Exchangeable, Non-Vtg.(13)                                                      253       254,897
13% Sr. Exchangeable, Non-Vtg.(13)                                                         319       348,507
------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(13)                          185        37,462
------------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(5)(15)         5,000       231,250
------------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(5)                                     4,491        11,227
------------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum.
Exchangeable Perpetual, Series A(5)                                                         20           300
------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(13)                                      135       123,188
------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr., Series E, Non-Vtg.(4)                                     2,100        71,400
------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc.:
13%, Non-Vtg.(4)(13)                                                                         9         7,493
Units (each unit consists of $1,000 principal amount of 13% sr.
exchangeable preferred stock
and one warrant to purchase 30 shares of common stock)(5)(12)(13)                           50        44,625
------------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable
Preferred Stock, Non-Vtg.(13)                                                            6,061        68,186
------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(13)                  121       121,303
------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(13)                                   19,029     1,022,809
------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(13)                     24       246,000
------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable, Series H, Non-Vtg.                                                  8,000       698,000
9.20% Exchangeable, Series F, Non-Vtg.                                                   1,000        91,750
------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(13)                             235       241,463
------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc.:
13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(13)                                           10        50,250
13.75% Exchangeable(4)                                                                       2        10,050
------------------------------------------------------------------------------------------------------------
Star Gas Partners, LP                                                                      187         2,478
------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv., Series B, Non-Vtg.                                                           10,000       241,250
9.20% Sr.                                                                                1,000        15,563
                                                                                                  ----------
Total Preferred Stocks (Cost $7,931,185)                                                           5,890,967
============================================================================================================
Other Securities--0.0%
------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05NZD                                                    60,000        32,036
14.50% Cv. Sub. Nts., 9/30/00NZD                                                        60,000        32,981
                                                                                                  ----------
Total Other Securities (Cost $91,017)                                                                 65,017


                       Oppenheimer Strategic Bond Fund/VA                     21

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                  Market Value
                                                                                       Shares     Note 1
============================================================================================================
Common Stocks--0.9%
------------------------------------------------------------------------------------------------------------
Celcaribe SA(4)(15)                                                                     24,390    $   39,634
------------------------------------------------------------------------------------------------------------
Coinstar, Inc.(15)                                                                         700         9,800
------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc.(15)                                                           2,404        41,469
------------------------------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(15)                                                         358         1,208
------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(15)                                                        320        12,420
------------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(15)                                                                  10,327       547,977
------------------------------------------------------------------------------------------------------------
Optel, Inc.(15)                                                                            210             2
------------------------------------------------------------------------------------------------------------
Premier Holdings Ltd.(15)                                                               18,514        62,485
------------------------------------------------------------------------------------------------------------
Price Communications Corp.                                                              33,471       930,936
------------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(15)                                                         370             4
------------------------------------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A(15)                                                         1,814       128,114
------------------------------------------------------------------------------------------------------------
Vail Resorts, Inc.(15)                                                                  15,500       278,031
------------------------------------------------------------------------------------------------------------
Viatel, Inc.(15)                                                                         1,189        63,760
------------------------------------------------------------------------------------------------------------
Weatherford International, Inc.                                                          7,581       302,766
------------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc.(15)                                              6,273         8,625
------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $891,044)                                                                2,427,231

                                                                                       Units
============================================================================================================
Rights, Warrants and Certificates--0.1%
------------------------------------------------------------------------------------------------------------
Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01(5)                                     60        10,500
------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Wts., Exp. 2/25/00                                               1,315         2,762
------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 6/16/07(5)                                                    16,000         4,800
------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/15/05                                           165         3,706
------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/15/03(5)                                             200        10,025
------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07(5)                                            100        26,512
------------------------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08                                           400         4,900
------------------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc. Wts., Exp. 4/15/08(5)                                      175        26,272
------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/15/05(5)                                        7,500            75
------------------------------------------------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/1/05                                                             325        78,000
------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                             2,404         2,103
------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/23/03                                                                             1,668            --
Exp. 1/23/03(5)                                                                            953            10
Exp. 5/1/05(5)                                                                           2,181           218
Exp. 9/1/04(5)                                                                           2,800         2,976
------------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/00(5)                                                    531         7,969
------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05                                                825        10,181
------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/31/02                                                   200            --
------------------------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07(5)                                                        270            --
------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(5)                                           725         2,221
------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08(5)                                    200           100
------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(5)                                    150         1,819
------------------------------------------------------------------------------------------------------------
Mexico Value Rts., Exp. 6/30/03                                                        384,000            --
------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(5)                                    600        40,017


22                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                          Market Value
                                                                                 Units                    Note 1
==================================================================================================================
Rights, Warrants and Certificates (continued)
------------------------------------------------------------------------------------------------------------------
Millennium Seacarriers, Inc. Wts., Exp. 7/15/05(5)                                           250          $    281
------------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts., Exp. 3/15/04(5)                                          800            12,100
------------------------------------------------------------------------------------------------------------------
PLD Telekom, Inc.:
Wts., Exp. 6/1/06(5)                                                                         300                15
14% Sr. Disc. Nts. Wts., Exp. 3/31/03                                                        300                15
------------------------------------------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp. 5/31/04(5)                                                  36,431               364
------------------------------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/1/05(4)                                                         1,500            33,562
                                                                                                          --------
Total Rights, Warrants and Certificates (Cost $26,622)                                                     281,503

                                                                                 Principal
                                                                                 Amount(1)
==================================================================================================================
Structured Instruments--3.8%
------------------------------------------------------------------------------------------------------------------
Citibank NA (Nassau Branch), Mexican Peso Linked Nts.:
26.10%, 10/29/01MXN                                                                    5,630,625           611,970
27.40%, 9/20/01                                                                          384,000           417,869
------------------------------------------------------------------------------------------------------------------
Citibank NA (New York), Mexican Peso Linked Nts., 23.95%, 11/5/01MXN                   7,280,764           771,876
------------------------------------------------------------------------------------------------------------------
Citibank NA, Polish Zloty Linked Nts., 16.10%, 11/3/00PLZ                              2,542,214           609,271
------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch), Russian OFZ Linked Nts.:
14%, 9/27/00(5)RUR                                                                     3,610,000            73,042
15%, 2/23/00(5)RUR                                                                     8,008,000           207,615
18.339%, 2/23/00(5)                                                                      240,000           171,422
18.598%, 10/25/00(5)                                                                     240,000           125,058
25%, 2/6/02(5)(6)RUR                                                                     277,180             4,035
25%, 2/6/02(5)(6)RUR                                                                     277,180             3,535
25%, 5/22/02(5)(6)RUR                                                                    277,180             3,691
25%, 6/5/02(5)(6)RUR                                                                     277,180             3,669
25%, 6/5/02(5)(6)RUR                                                                   3,150,400            57,977
25%, 9/18/02(5)(6)RUR                                                                    277,180             3,416
25%, 10/9/02(5)(6)RUR                                                                    277,180             3,641
25%, 2/5/03(5)(6)RUR                                                                     277,180             3,472
25%, 5/21/03(5)(6)RUR                                                                    277,180             3,254
25%, 6/4/03(5)(6)RUR                                                                     277,180             3,247
25%, 9/17/03(5)(6)RUR                                                                    277,180             3,113
25%, 10/8/03(5)(6)RUR                                                                    277,180             3,324
25%, 1/21/04(5)(6)RUR                                                                    277,180             3,114
Series 1, 25%, 6/4/03(6)RUR                                                            2,561,555            41,561
Zero Coupon, 46.10%, 12/15/01(5)(9)RUR                                                   950,000             7,990
------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Indian Rupee/Japanese Yen Linked Nts., Zero Coupon,
12.56%, 8/17/01(9)                                                                       350,000           244,685
------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Indonesian Rupiah Linked Nts., 13.667%, 6/30/00                        475,000           457,615
------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, New York, Philippine Peso/Japanese Yen Linked Nts.,
10.55%, 5/12/00                                                                          135,000           106,933
------------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Lehman High Yield Index Linked Nts., 8.75%, 5/5/00             750,000           757,433
------------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Turkish Lira Treasury Bill Linked Nts., Zero Coupon,
79.84%, 5/24/00(9)TRL                                                            346,810,000,000           525,506
------------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co. Argentina Local Market Securities Trust,
11.30%, 4/1/00 [representing debt of Argentina (Republic of) Bonos del
Tesoro Bonds, Series 10, 11.30%, 4/1/00 and an interest rate swap
between Goldman Sachs and the Trust](5)                                                   26,086            24,946


                       Oppenheimer Strategic Bond Fund/VA                     23

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                 Principal             Market Value
                                                                                 Amount(1)             Note 1
===================================================================================================================
Structured Instruments (continued)
-------------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc. Emerging Market Bond Index Linked Nts., 9.50%, 7/14/00   $      2,493,380      $  2,801,542
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. Turkey Treasury Bond Linked Nts.:
87.282%, 1/9/01(6)TRL                                                             350,300,000,000           790,565
87.283%, 1/7/01(6)TRL                                                             185,000,000,000           417,512
-------------------------------------------------------------------------------------------------------------------
Russia (Government of) Federal Loan Bonds:
Series 5022, 15%, 2/23/00(5)RUR                                                         5,417,000           140,441
Series 27010, 25%, 9/17/03(5)(6)RUR                                                     3,590,420            57,082
-------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Brazil Credit Linked Nts.:
6%, 4/2/03(5)                                                                             310,000           246,831
Series 2, 6%, 4/2/03(5)                                                                   310,000           246,831
-------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Turkey Treasury Bill Linked Nts.:
92.10%, 8/24/00(6)                                                                        320,000           270,371
94.10%, 8/24/00(6)                                                                        372,386           317,359
-------------------------------------------------------------------------------------------------------------------
Salomon, Inc. Indonesian Rupiah Linked Nts.:
29.55%, 4/12/00                                                                            50,000            64,156
32.65%, 4/6/00                                                                            135,000           173,035
-------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippine Peso/Japanese Yen Linked Nts.,
16.04%, 5/10/00                                                                           130,000            93,509
-------------------------------------------------------------------------------------------------------------------
Total Structured Instruments (Cost $12,506,847)                                                          10,873,514

                                                        Date       Strike           Contracts
-------------------------------------------------------------------------------------------------------------------
Options Purchased--0.1%
-------------------------------------------------------------------------------------------------------------------
European Monetary Unit Put (5)                          1/14/00        1.020EUR        10,160,000           174,912
-------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar Put                                    1/11/00        7.894HKD         4,815,340                --
-------------------------------------------------------------------------------------------------------------------
Japanese Yen Put                                         3/6/00      105.950JPY       144,000,000             8,496
-------------------------------------------------------------------------------------------------------------------
South Korean Won Call                                    6/1/00    1,100.000KRW     1,600,500,000            20,406
-------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, The Emerging
Markets Bond Index Linked Nts. Call (5)                 1/19/00      349.730%               1,600           126,056
-------------------------------------------------------------------------------------------------------------------
Total Options Purchased (Cost $224,174)                                                                     329,870
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $303,769,877)                                             101.4%      286,143,077
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                        (1.4)       (4,057,459)
                                                                                    -------------      ------------
Net Assets                                                                                  100.0%     $282,085,618
                                                                                    =============      ============


24                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
   ARP--Argentine Peso                         IDR--Indonesian Rupiah
   AUD--Australian Dollar                      JPY--Japanese Yen
   CAD--Canadian Dollar                        KRW--South Korean Won
   DEM--German Mark                            MXN--Mexican Nuevo Peso
   DKK--Danish Krone                           NOK--Norwegian Krone
   EUR--Euro                                   NZD--New Zealand Dollar
   FRF--French Franc                           PLZ--Polish Zloty
   GBP--British Pound Sterling                 RUR--Russian Ruble
   GRD--Greek Drachma                          SEK--Swedish Krona
   HKD--Hong Kong Dollar                       TRL--Turkish Lira
   HUF--Hungarian Forint                       ZAR--South African Rand
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. When-issued security to be delivered and settled after December 31, 1999.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,799,089 or 5.96% of the Fund's net assets as of December 31, 1999.
5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
6. Represents the current interest rate for a variable or increasing rate security.
7. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                              Principal              Expiration    Exercise     Premium     Market Value
                              Subject to Call/Put    Date          Price        Received    Note 1
--------------------------------------------------------------------------------------------------------
  Brazilian Real Put (BRR)      3,347,205            1/28/00        2.054BRR    $55,420          $ 3,347
  Japanese Yen Call (JPY)     144,000,000             3/6/00       96.100JPY     14,910           13,104
                                                                                -------          -------
                                                                                $70,330          $16,451
                                                                                =======          =======

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
11. Issuer is in default.
12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
13. Interest or dividend is paid in kind.
14. Securities with an aggregate market value of $577,958 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
15. Non-income producing security.

See accompanying Notes to Financial Statements.

                       Oppenheimer Strategic Bond Fund/VA                     25

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


================================================================================================
Assets
Investments, at value (cost $303,769,877)--see accompanying statement               $286,143,077
------------------------------------------------------------------------------------------------
Cash                                                                                     780,123
------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $20,652)                                                   20,652
------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                     56,495
------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                        5,466,483
Shares of beneficial interest sold                                                       168,739
Investments sold                                                                          26,690
Other                                                                                      4,848
                                                                                    ------------
Total assets                                                                         292,667,107
================================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                                    102,696
------------------------------------------------------------------------------------------------
Options written, at value (premiums received $70,330)--see accompanying statement         16,451
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $9,294,950 purchased on a when-issued basis)          9,303,817
Shares of beneficial interest redeemed                                                 1,098,260
Closed foreign currency contracts                                                         16,992
Daily variation on futures contracts                                                         675
Transfer and shareholder servicing agent fees                                                184
Trustees' compensation                                                                        22
Other                                                                                     42,392
------------------------------------------------------------------------------------------------
Total liabilities                                                                     10,581,489
================================================================================================
Net Assets                                                                          $282,085,618
                                                                                    ============
================================================================================================
Composition of Net Assets
Paid-in capital                                                                     $285,264,616
------------------------------------------------------------------------------------------------
Undistributed net investment income                                                   22,685,394
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions        (8,158,504)
------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                             (17,705,888)
------------------------------------------------------------------------------------------------
Net assets--applicable to 56,728,056 shares of beneficial
interest outstanding                                                                $282,085,618
                                                                                    ============
================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                   $4.97

See accompanying Notes to Financial Statements.


26                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $68,279)                     $26,884,872
--------------------------------------------------------------------------------------
Dividends                                                                      554,128
                                                                           -----------
Total income                                                                27,439,000
======================================================================================
Expenses
Management fees                                                              2,066,323
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     35,149
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                    2,108
--------------------------------------------------------------------------------------
Trustees' compensation                                                           1,291
--------------------------------------------------------------------------------------
Other                                                                           55,271
                                                                           -----------
Total expenses                                                               2,160,142
Less expenses paid indirectly                                                  (11,572)
                                                                           -----------
Net expenses                                                                 2,148,570
======================================================================================
Net Investment Income                                                       25,290,430
======================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments (including premiums on options exercised)                       (6,481,356)
Closing of futures contracts                                                   406,580
Closing and expiration of option contracts written                             203,611
Foreign currency transactions                                               (2,492,662)
--------------------------------------------------------------------------------------
Net realized loss                                                           (8,363,827)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                 (5,804,195)
Translation of assets and liabilities denominated in foreign currencies     (2,989,088)
                                                                           -----------
Net change                                                                  (8,793,283)
                                                                           -----------
Net realized and unrealized loss                                           (17,157,110)
======================================================================================
Net Increase in Net Assets Resulting from Operations                       $ 8,133,320
                                                                           ===========

See accompanying Notes to Financial Statements.

                       Oppenheimer Strategic Bond Fund/VA                     27

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                                              1999             1998
===========================================================================================================
Operations
Net investment income                                                         $ 25,290,430     $ 20,451,817
-----------------------------------------------------------------------------------------------------------
Net realized loss                                                               (8,363,827)      (2,696,918)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           (8,793,283)     (11,476,607)
                                                                              ------------     ------------
Net increase in net assets resulting from operations                             8,133,320        6,278,292
===========================================================================================================
Dividends and/or Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------
Dividends from net investment income                                           (15,617,496)      (3,974,494)
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                    --       (2,561,341)
===========================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions      10,369,398       71,618,535
===========================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------
Total increase                                                                   2,885,222       71,360,992
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                            279,200,396      207,839,404
                                                                              ------------     ------------
End of period (including undistributed net investment
income of $22,685,394 and $15,570,425, respectively)                          $282,085,618     $279,200,396
                                                                              ============     ============

See accompanying Notes to Financial Statements.


28                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                          Year Ended December 31,
                                                          1999           1998           1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                         $5.12          $5.12          $5.09          $4.91          $4.60
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .45            .39            .39            .38            .38
Net realized and unrealized gain (loss)                       (.31)          (.24)           .04            .19            .30
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                        .14            .15            .43            .57            .68
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.29)          (.09)          (.39)          (.39)          (.37)
Distributions from net realized gain                            --           (.06)          (.01)            --             --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.29)          (.15)          (.40)          (.39)          (.37)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $4.97          $5.12          $5.12          $5.09          $4.91
                                                             =====          =====          =====          =====          =====
------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(1)                           2.83%          2.90%          8.71%         12.07%         15.33%
==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $282,086       $279,200       $207,839       $118,716        $60,098
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $278,668       $250,227       $159,934        $82,604        $37,698
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                         9.08%          8.17%          8.23%          8.48%          9.32%
Expenses                                                      0.78%          0.80%(3)       0.83%(3)       0.85%(3)       0.85%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                      81%           134%           150%           144%            87%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $242,578,613 and $216,840,010, respectively.

See accompanying Notes to Financial Statements.


                       Oppenheimer Strategic Bond Fund/VA                     29

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest of debt securities and seeks to enhance that income by writing covered call option on debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of December 31, 1999, the market value of these securities comprised 3.85% of the Fund's net assets and resulted in realized and unrealized losses of $1,597,657. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $9,294,950.
         In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.


30                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $1,533,192, representing 0.54% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,413,000, which expires between 2006 and 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $2,557,965. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.


                       Oppenheimer Strategic Bond Fund/VA                     31

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              Year Ended December 31, 1999       Year Ended December 31, 1998
                                              ------------------------------     -----------------------------
                                              Shares           Amount            Shares           Amount
--------------------------------------------------------------------------------------------------------------
Sold                                           13,301,419      $65,503,594       21,445,910       $109,659,739
Dividends and/or distributions reinvested       3,226,755       15,617,496        1,279,028          6,535,835
Redeemed                                      (14,369,937)     (70,751,692)      (8,759,684)       (44,577,039)
                                              -----------      -----------       ----------       ------------
Net increase                                    2,158,237      $10,369,398       13,965,254       $ 71,618,535
                                              ===========      ===========       ==========       ============


================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities and options written of $17,572,921 was composed of gross appreciation of $6,256,650, and gross depreciation of $23,829,571.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management Fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended December 31, 1999 was 0.74% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


32                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Foreign Currency Contracts  (continued)
As of December 31, 1999, the Fund had outstanding foreign currency contracts as follows:


                                Expiration         Contract          Valuation as of      Unrealized      Unrealized
Contract Description            Dates              Amounts (000s)    December 31, 1999    Appreciation    Depreciation
----------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
British Pound Sterling (GBP)            1/24/00        185    EUR    $  298,855           $    --         $    826
Euro (EUR)                              2/24/00      1,200    JPY     1,212,790                --           43,034
Japanese Yen (JPY)                       2/7/00    254,500    JPY     2,505,580                --            1,562
                                                                                          -------         --------
                                                                                               --           45,422
                                                                                          -------         --------
Contracts to Sell
-----------------
British Pound Sterling (GBP)     1/30/00-6/5/00        980    GBP     1,582,807             3,914           14,584
Euro (EUR)                       1/24/00-6/5/00      2,170    EUR     2,192,917            44,664               --
Euro (EUR)                              1/24/00        289    GBP       291,763             7,917               --
Hong Kong Dollar (HKD)          1/26/00-1/31/00      4,859    HKD       625,030                --           15,030
Japanese Yen (JPY)                      2/24/00    129,600    EUR     1,279,172                --           23,348
Mexican Nuevo Peso (MXN)                2/17/00      6,270    MXN       649,557                --            4,312
                                                                                          -------         --------
                                                                                           56,495           57,274
                                                                                          -------         --------
Total Unrealized Appreciation and Depreciation                                            $56,495         $102,696
                                                                                          =======         ========

================================================================================
6. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                       Oppenheimer Strategic Bond Fund/VA                     33

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Futures Contracts  (continued)
As of December 31, 1999, the Fund had outstanding futures contracts as follows:

                                                                                       Unrealized
                                        Expiration   Number of    Valuation as of      Appreciation
Contract Description                    Date         Contracts    December 31, 1999    (Depreciation)
-----------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Euro-Bund                                3/8/00      33           $3,458,613                 $(35,868)
U.S. Treasury Bonds, 20 yr.             3/22/00      22            2,000,625                  (40,906)
U.S. Treasury Nts., 10 yr.              3/22/00       6              575,156                   (9,047)
                                                                                             --------
                                                                                              (85,821)
                                                                                             --------
Contracts to Sell
-----------------
Canadian Government Bonds, 10 yr.       3/22/00       5              409,383                    2,522
Euro-Schatz                              3/8/00      71            7,338,365                   20,128
Japanese Government Bonds, 10 yr.        3/9/00       2            2,598,259                  (33,845)
United Kingdom Long Gilt                3/29/00       3              539,949                   11,486
U.S. Treasury Nts., 5 yr.               3/22/00      31            3,038,484                   39,094
                                                                                             --------
                                                                                               39,385
                                                                                             --------
                                                                                             $(46,436)
                                                                                             ========

================================================================================
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


34                     Oppenheimer Strategic Bond Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Option Activity (continued)
Written option activity for the year ended December 31, 1999, was as follows:

                                    Call Options                  Put Options
                                    ----------------------------  -------------------------
                                    Number of        Amount of    Number of       Amount of
                                    Options          Premiums     Options         Premiums
-------------------------------------------------------------------------------------------
Options outstanding as of
December 31, 1998                    147,606,100     $ 25,235              --     $      --
Options written                      509,978,550       50,659      28,409,390       402,988
Options closed or expired           (513,584,650)     (60,984)    (25,059,496)     (273,394)
Options exercised                             --           --          (2,689)      (74,174)
                                    ------------     --------     -----------     ---------
Options outstanding as of
December 31, 1999                    144,000,000     $ 14,910       3,347,205     $  55,420
                                    ============     ========     ===========     =========

================================================================================
8. Illiquid or Restricted Securities and Currency
As of December 31, 1999, investments in securities and currency included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $13,116,671, which represents 4.64% of the Fund's net assets, of which $629,649 is considered restricted. Information concerning restricted securities is as follows:

                                                                                       Valuation Per
                                                                                       Unit as of
                                                            Acquisition    Cost Per    December 31,
Security                                                    Dates          Unit        1999
----------------------------------------------------------------------------------------------------
Bonds
-----
TAGHeuer International SA, 12% Sr. Sub. Nts., 12/15/05      12/8/95        100.00%     109.66%

Stocks and Warrants
-------------------
CGA Group Ltd., Preferred                                   6/17/97        $25.00      $25.00
----------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 6/16/07                           6/17/97            --        0.30
----------------------------------------------------------------------------------------------------
Real Time Data Wts., Exp. 5/31/04                           6/30/99          0.01        0.01

Currency
--------
Russian Ruble                                               12/22/99-
                                                            12/28/99         0.04        0.04

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------



================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Small Cap Growth
Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Small Cap Growth Fund/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 1999 and the period ended December 31, 1998 and the financial highlights for the period May 1, 1998, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Small Cap Growth Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
----------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000




--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                                                      Market Value
                                                                                    Shares            Note 1
==============================================================================================================
Common Stocks--84.2%
--------------------------------------------------------------------------------------------------------------
Capital Goods--8.5%
--------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
Armor Holdings, Inc.(1)                                                             2,500             $ 32,812
--------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.2%
Plug Power, Inc.(1)                                                                   500               14,125
--------------------------------------------------------------------------------------------------------------
Industrial Services--5.5%
Corporate Executive Board Co.(1)                                                    1,000               55,875
--------------------------------------------------------------------------------------------------------------
CyberSource Corp.(1)                                                                  300               15,525
--------------------------------------------------------------------------------------------------------------
Digimarc Corp.(1)                                                                     500               25,000
--------------------------------------------------------------------------------------------------------------
Keynote Systems, Inc.(1)                                                              300               22,125
--------------------------------------------------------------------------------------------------------------
Loislaw.com, Inc.(1)                                                                  600               23,475
--------------------------------------------------------------------------------------------------------------
Metamor Worldwide, Inc.(1)                                                          1,200               34,950
--------------------------------------------------------------------------------------------------------------
Navidec, Inc.(1)                                                                      900               10,800
--------------------------------------------------------------------------------------------------------------
Navigant Consulting, Inc.(1)                                                        1,100               11,962
--------------------------------------------------------------------------------------------------------------
Source Information Management Co. (The)(1)                                          3,600               60,300
--------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                                 6,000               92,250
--------------------------------------------------------------------------------------------------------------
Waste Connections, Inc.(1)                                                          1,800               25,987
                                                                                                      --------
                                                                                                       378,249
--------------------------------------------------------------------------------------------------------------
Manufacturing--2.3%
AstroPower, Inc.(1)                                                                 1,500               21,000
--------------------------------------------------------------------------------------------------------------
Asyst Technologies, Inc.(1)                                                           600               39,337
--------------------------------------------------------------------------------------------------------------
Koala Corp.(1)                                                                      6,000               84,000
--------------------------------------------------------------------------------------------------------------
Metron Technology NV(1)                                                               800               12,850
                                                                                                      --------
                                                                                                       157,187
--------------------------------------------------------------------------------------------------------------
Communication Services--6.9%
--------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--4.1%
Clarent Corp.(1)                                                                      600               46,650
--------------------------------------------------------------------------------------------------------------
Efficient Networks, Inc.(1)                                                           300               20,400
--------------------------------------------------------------------------------------------------------------
Internap Network Services Corp.(1)                                                    150               25,950
--------------------------------------------------------------------------------------------------------------
Latitude Communications, Inc.(1)                                                    1,000               26,125
--------------------------------------------------------------------------------------------------------------
MGC Communications, Inc.(1)                                                         2,100              106,575
--------------------------------------------------------------------------------------------------------------
Network Plus Corp.(1)                                                               1,300               27,300
--------------------------------------------------------------------------------------------------------------
Triton PCS Holdings, Inc., Cl. A(1)                                                   300               13,650
--------------------------------------------------------------------------------------------------------------
Z-Tel Technologies, Inc.(1)                                                           400               16,150
                                                                                                      --------
                                                                                                       282,800
--------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.3%
Allied Riser Communications Corp.(1)                                                1,100               22,756


4                     Oppenheimer Small Cap Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                      Market Value
                                                                                    Shares            Note 1
--------------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--2.5%
Aether Systems, Inc.(1)                                                               200             $ 14,325
--------------------------------------------------------------------------------------------------------------
AirGate PCS, Inc.(1)                                                                  100                5,275
--------------------------------------------------------------------------------------------------------------
Airnet Communications Corp.(1)                                                        200                7,275
--------------------------------------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing, Sponsored ADR(1)                               600               43,800
--------------------------------------------------------------------------------------------------------------
Phone.com, Inc.(1)                                                                    150               17,391
--------------------------------------------------------------------------------------------------------------
Proxim, Inc.(1)                                                                       600               66,000
--------------------------------------------------------------------------------------------------------------
TeleCorp PCS, Inc.(1)                                                                 200                7,600
--------------------------------------------------------------------------------------------------------------
Tritel, Inc.(1)                                                                       300                9,506
                                                                                                      --------
                                                                                                       171,172
--------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--12.0%
--------------------------------------------------------------------------------------------------------------
Consumer Services--1.5%
Cornell Corrections, Inc.(1)                                                        4,000               33,500
--------------------------------------------------------------------------------------------------------------
Getty Images, Inc.(1)                                                                 700               34,212
--------------------------------------------------------------------------------------------------------------
Jupiter Communications, Inc.(1)                                                       400               12,100
--------------------------------------------------------------------------------------------------------------
Netcentives, Inc.(1)                                                                  400               24,925
                                                                                                      --------
                                                                                                       104,737
--------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.0%
Activision, Inc.(1)                                                                 3,000               45,937
--------------------------------------------------------------------------------------------------------------
Handleman Co.(1)                                                                    3,500               46,812
--------------------------------------------------------------------------------------------------------------
JAKKS Pacific, Inc.(1)                                                              2,400               44,850
                                                                                                      --------
                                                                                                       137,599
--------------------------------------------------------------------------------------------------------------
Media--2.0%
Lifeminders.com, Inc.(1)                                                              500               28,875
--------------------------------------------------------------------------------------------------------------
NetRatings, Inc.(1)                                                                   100                4,812
--------------------------------------------------------------------------------------------------------------
True North Communications, Inc.                                                       900               40,219
--------------------------------------------------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.                                              1,800               63,900
                                                                                                      --------
                                                                                                       137,806
--------------------------------------------------------------------------------------------------------------
Retail: Specialty--6.5%
BOLDER Technologies Corp.(1)                                                        2,500               31,875
--------------------------------------------------------------------------------------------------------------
Charlotte Russe Holding, Inc.(1)                                                      800               16,800
--------------------------------------------------------------------------------------------------------------
Chico's Fas, Inc.(1)                                                                  800               30,100
--------------------------------------------------------------------------------------------------------------
Copart, Inc.(1)                                                                     1,200               52,200
--------------------------------------------------------------------------------------------------------------
Cost Plus, Inc.(1)                                                                    800               28,500
--------------------------------------------------------------------------------------------------------------
David's Bridal, Inc.(1)                                                             3,800               42,512
--------------------------------------------------------------------------------------------------------------
Factory 2-U Stores, Inc.(1)                                                         2,000               56,750
--------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The)(1)                                                               2,200               31,075
--------------------------------------------------------------------------------------------------------------
PurchasePro.com, Inc.(1)                                                              500               68,750
--------------------------------------------------------------------------------------------------------------
School Specialty, Inc.(1)                                                           1,600               24,200
--------------------------------------------------------------------------------------------------------------
Whitehall Jewellers, Inc.                                                           1,200               44,250
--------------------------------------------------------------------------------------------------------------
Yankee Candle, Inc. (The)(1)                                                        1,600               26,100
                                                                                                      --------
                                                                                                       453,112


                      Oppenheimer Small Cap Growth Fund/VA                     5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                      Market Value
                                                                                    Shares            Note 1
--------------------------------------------------------------------------------------------------------------
Consumer Staples--7.9%
--------------------------------------------------------------------------------------------------------------
Broadcasting--3.0%
Citadel Communications Corp.(1)                                                       900             $ 58,387
--------------------------------------------------------------------------------------------------------------
Classic Communications, Inc.(1)                                                       500               18,281
--------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc., Cl. A(1)                                                         900               45,675
--------------------------------------------------------------------------------------------------------------
Insight Communications Co., Inc.(1)                                                   900               26,662
--------------------------------------------------------------------------------------------------------------
Radio Unica Corp.(1)                                                                  400               11,550
--------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Cl. A(1)                                         1,200               48,300
                                                                                                      --------
                                                                                                       208,855
--------------------------------------------------------------------------------------------------------------
Education--0.8%
Corinthian Colleges, Inc.(1)                                                        1,700               40,587
--------------------------------------------------------------------------------------------------------------
ZapMe! Corp.(1)                                                                     1,700               14,662
                                                                                                      --------
                                                                                                        55,249
--------------------------------------------------------------------------------------------------------------
Entertainment--3.4%
Buca, Inc.(1)                                                                       4,000               41,000
--------------------------------------------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(1)                                                         4,000               98,000
--------------------------------------------------------------------------------------------------------------
Imax Corp.(1)                                                                       1,500               41,062
--------------------------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)                                                  2,300               57,212
                                                                                                      --------
                                                                                                       237,274
--------------------------------------------------------------------------------------------------------------
Food--0.7%
Diedrich Coffee, Inc.(1)                                                            5,000               20,312
--------------------------------------------------------------------------------------------------------------
Wild Oats Markets, Inc.(1)                                                          1,200               26,625
                                                                                                      --------
                                                                                                        46,937
--------------------------------------------------------------------------------------------------------------
Energy--0.4%
--------------------------------------------------------------------------------------------------------------
Energy Services--0.4%
Cal Dive International, Inc.(1)                                                       800               26,500
--------------------------------------------------------------------------------------------------------------
Financial--3.4%
--------------------------------------------------------------------------------------------------------------
Banks--1.5%
Investors Financial Services Corp.                                                  1,500               69,000
--------------------------------------------------------------------------------------------------------------
Labrance & Co., Inc.(1)                                                             3,000               38,250
                                                                                                      --------
                                                                                                       107,250
--------------------------------------------------------------------------------------------------------------
Diversified Financial--1.4%
MicroFinancial, Inc.                                                                5,000               58,438
--------------------------------------------------------------------------------------------------------------
NextCard, Inc.(1)                                                                     600               17,325
--------------------------------------------------------------------------------------------------------------
ReSourcePhoenix.com, Inc.(1)                                                        1,000               19,750
                                                                                                      --------
                                                                                                        95,513
--------------------------------------------------------------------------------------------------------------
Insurance--0.5%
Advance Paradigm, Inc.(1)                                                           1,600               34,500


6                     Oppenheimer Small Cap Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                      Market Value
                                                                                    Shares            Note 1
--------------------------------------------------------------------------------------------------------------
Healthcare--5.1%
--------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--3.8%
Abgenix, Inc.(1)                                                                      500             $ 66,250
--------------------------------------------------------------------------------------------------------------
BioCryst Pharmaceuticals, Inc.(1)                                                   1,500               44,250
--------------------------------------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(1)                                                     1,100               21,175
--------------------------------------------------------------------------------------------------------------
Maxygen, Inc.(1)                                                                      200               14,200
--------------------------------------------------------------------------------------------------------------
Nuerocrine Biosciences, Inc.(1)                                                     2,100               51,975
--------------------------------------------------------------------------------------------------------------
Syncor International Corp.(1)                                                       1,500               43,688
--------------------------------------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                                                    1,000               24,875
                                                                                                      --------
                                                                                                       266,413
--------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.3%
Hanger Orthopedic Group, Inc.(1)                                                      500                5,000
--------------------------------------------------------------------------------------------------------------
NovaMed Eyecare, Inc.(1)                                                              600                4,050
--------------------------------------------------------------------------------------------------------------
PlanetRx.com, Inc.(1)                                                                 700               10,150
--------------------------------------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                                           2,400               56,100
--------------------------------------------------------------------------------------------------------------
SciQuest.com, Inc.(1)                                                                 200               15,900
                                                                                                      --------
                                                                                                        91,200
--------------------------------------------------------------------------------------------------------------
Technology--40.0%
--------------------------------------------------------------------------------------------------------------
Computer Hardware--6.1%
3DO Co. (The)                                                                       5,500               50,016
--------------------------------------------------------------------------------------------------------------
Creo Products, Inc.(1)                                                              1,200               46,125
--------------------------------------------------------------------------------------------------------------
Echelon Corp.(1)                                                                    1,000               19,563
--------------------------------------------------------------------------------------------------------------
Gadzoox Networks, Inc.                                                                300               13,069
--------------------------------------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                                          1,200               99,675
--------------------------------------------------------------------------------------------------------------
Optimal Robotics Corp.(1)                                                           1,200               44,700
--------------------------------------------------------------------------------------------------------------
SanDisk Corp.(1)                                                                      500               48,125
--------------------------------------------------------------------------------------------------------------
SmartDisk Corp.(1)                                                                    300                9,825
--------------------------------------------------------------------------------------------------------------
Xircom, Inc.(1)                                                                     1,200               90,000
                                                                                                      --------
                                                                                                       421,098
--------------------------------------------------------------------------------------------------------------
Computer Services--10.9%
Alloy Online, Inc.(1)                                                               1,800               28,350
--------------------------------------------------------------------------------------------------------------
AppNet, Inc.(1)                                                                       600               26,250
--------------------------------------------------------------------------------------------------------------
Art Technology Group, Inc.(1)                                                         400               51,250
--------------------------------------------------------------------------------------------------------------
BackWeb Technologies Ltd.(1)                                                          800               33,700
--------------------------------------------------------------------------------------------------------------
Braun Consulting, Inc.(1)                                                           1,200               85,800
--------------------------------------------------------------------------------------------------------------
C-bridge Internet Solutions, Inc.(1)                                                  300               14,588
--------------------------------------------------------------------------------------------------------------
CAIS Internet, Inc.(1)                                                              1,000               35,500
--------------------------------------------------------------------------------------------------------------
Critical Path, Inc.(1)                                                                300               28,313
--------------------------------------------------------------------------------------------------------------
El Sitio, Inc.(1)                                                                     200                7,350
--------------------------------------------------------------------------------------------------------------
Finisar Corp.(1)                                                                      100                8,988
--------------------------------------------------------------------------------------------------------------
Interactive Pictures Corp.(1)                                                         900               20,981
--------------------------------------------------------------------------------------------------------------
Kopin Corp.(1)                                                                        900               37,800
--------------------------------------------------------------------------------------------------------------
MedQuist, Inc.(1)                                                                     600               15,488
--------------------------------------------------------------------------------------------------------------
OneSource Information Services, Inc.(1)                                             4,500               60,469


                      Oppenheimer Small Cap Growth Fund/VA                    7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                      Market Value
                                                                                    Shares            Note 1
--------------------------------------------------------------------------------------------------------------
Computer Services  (continued)
Packeteer, Inc.(1)                                                                    400             $ 28,400
--------------------------------------------------------------------------------------------------------------
pcOrder.com, Inc.(1)                                                                  600               30,600
--------------------------------------------------------------------------------------------------------------
Predictive Systems, Inc.(1)                                                           300               19,650
--------------------------------------------------------------------------------------------------------------
Ramp Networks, Inc.(1)                                                              1,600               24,400
--------------------------------------------------------------------------------------------------------------
Salon.com, Inc.(1)                                                                  3,600               18,000
--------------------------------------------------------------------------------------------------------------
Stamps.com, Inc.(1)                                                                   750               31,219
--------------------------------------------------------------------------------------------------------------
Student Advantage, Inc.(1)                                                          1,500               33,281
--------------------------------------------------------------------------------------------------------------
Tanning Technology Corp.                                                              450               26,522
--------------------------------------------------------------------------------------------------------------
Viant Corp.(1)                                                                        300               29,700
--------------------------------------------------------------------------------------------------------------
WatchGuard Technologies, Inc.(1)                                                      700               21,175
--------------------------------------------------------------------------------------------------------------
WebTrends Corp.(1)                                                                    500               40,500
                                                                                                      --------
                                                                                                       758,274
--------------------------------------------------------------------------------------------------------------
Computer Software--17.8%
Accrue Software, Inc.(1)                                                              400               21,650
--------------------------------------------------------------------------------------------------------------
Active Software, Inc.(1)                                                              400               36,800
--------------------------------------------------------------------------------------------------------------
Advent Software, Inc.(1)                                                            1,500               96,656
--------------------------------------------------------------------------------------------------------------
AGENCY.COM Ltd.(1)                                                                    100                5,100
--------------------------------------------------------------------------------------------------------------
Allaire Corp.(1)                                                                      300               43,894
--------------------------------------------------------------------------------------------------------------
Andover.Net, Inc.(1)                                                                  400               14,250
--------------------------------------------------------------------------------------------------------------
Best Software, Inc.(1)                                                              1,000               29,500
--------------------------------------------------------------------------------------------------------------
BindView Development Corp.(1)                                                       2,600              129,188
--------------------------------------------------------------------------------------------------------------
Brio Technology, Inc.(1)                                                            1,500               63,000
--------------------------------------------------------------------------------------------------------------
Data Return Corp.(1)                                                                  700               37,450
--------------------------------------------------------------------------------------------------------------
E.piphany, Inc.(1)                                                                    150               33,469
--------------------------------------------------------------------------------------------------------------
eCollege.com(1)                                                                       800                8,750
--------------------------------------------------------------------------------------------------------------
FreeMarkets, Inc.(1)                                                                   50               17,066
--------------------------------------------------------------------------------------------------------------
GRIC Communications, Inc.(1)                                                          200                5,075
--------------------------------------------------------------------------------------------------------------
iBasis, Inc.(1)                                                                       500               14,375
--------------------------------------------------------------------------------------------------------------
iManage, Inc.(1)                                                                      200                6,425
--------------------------------------------------------------------------------------------------------------
Interactive Intelligence, Inc.(1)                                                   1,100               29,288
--------------------------------------------------------------------------------------------------------------
Intertrust Technologies Corp.(1)                                                      150               17,644
--------------------------------------------------------------------------------------------------------------
Legato Systems, Inc.(1)                                                               600               41,288
--------------------------------------------------------------------------------------------------------------
McAfee.com Corp.(1)                                                                   400               18,000
--------------------------------------------------------------------------------------------------------------
Metasolv Software, Inc.(1)                                                            250               20,438
--------------------------------------------------------------------------------------------------------------
Micromuse, Inc.(1)                                                                    700              119,000
--------------------------------------------------------------------------------------------------------------
Mission Critical Software, Inc.(1)                                                    400               28,000
--------------------------------------------------------------------------------------------------------------
National Information Consortium, Inc.(1)                                              800               25,600
--------------------------------------------------------------------------------------------------------------
NetIQ Corp.(1)                                                                      1,200               62,475
--------------------------------------------------------------------------------------------------------------
Novadigm, Inc.(1)                                                                   1,300               26,975
--------------------------------------------------------------------------------------------------------------
OnDisplay, Inc.(1)                                                                    100                9,088
--------------------------------------------------------------------------------------------------------------
Optio Software, Inc.(1)                                                             1,000               23,500
--------------------------------------------------------------------------------------------------------------
Preview Systems, Inc.(1)                                                              200               12,975
--------------------------------------------------------------------------------------------------------------
Primus Knowledge Solutions, Inc.(1)                                                   700               31,719


8                     Oppenheimer Small Cap Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                    Market Value
                                                                                 Shares             Note 1
--------------------------------------------------------------------------------------------------------------
Computer Software  (continued)
Quest Software, Inc.(1)                                                               200           $   20,400
--------------------------------------------------------------------------------------------------------------
SERENA Software, Inc.(1)                                                            1,200               37,125
--------------------------------------------------------------------------------------------------------------
SonicWALL, Inc.                                                                       400               16,100
--------------------------------------------------------------------------------------------------------------
Telemate.Net Software, Inc.(1)                                                      1,000               16,250
--------------------------------------------------------------------------------------------------------------
TenFold Corp.(1)                                                                      700               27,956
--------------------------------------------------------------------------------------------------------------
Verity, Inc.(1)                                                                       800               34,050
--------------------------------------------------------------------------------------------------------------
Viador, Inc.(1)                                                                       700               29,663
--------------------------------------------------------------------------------------------------------------
Vitria Technology, Inc.(1)                                                            100               23,400
                                                                                                    ----------
                                                                                                     1,233,582
--------------------------------------------------------------------------------------------------------------
Communications Equipment--1.4%
Advanced Fibre Communications, Inc.(1)                                              1,200               53,625
--------------------------------------------------------------------------------------------------------------
Extreme Networks, Inc.(1)                                                             150               12,525
--------------------------------------------------------------------------------------------------------------
Inet Technologies, Inc.(1)                                                            450               31,444
                                                                                                    ----------
                                                                                                        97,594
--------------------------------------------------------------------------------------------------------------
Electronics--3.8%
ACT Manufacturing, Inc.(1)                                                          1,200               45,000
--------------------------------------------------------------------------------------------------------------
Alpha Industries, Inc.(1)                                                             800               45,850
--------------------------------------------------------------------------------------------------------------
ANADIGICS, Inc.(1)                                                                    400               18,875
--------------------------------------------------------------------------------------------------------------
ASM International NV(1)                                                             1,800               41,400
--------------------------------------------------------------------------------------------------------------
ATMI, Inc.(1)                                                                       1,300               42,981
--------------------------------------------------------------------------------------------------------------
Audiovox Corp., Cl. A(1)                                                            1,000               30,375
--------------------------------------------------------------------------------------------------------------
Caliper Technologies Corp.(1)                                                         100                6,675
--------------------------------------------------------------------------------------------------------------
InterTAN, Inc.(1)                                                                   1,200               31,350
                                                                                                    ----------
                                                                                                       262,506
                                                                                                    ----------
Total Common Stocks (Cost $4,138,541)                                                                5,835,100
                                                                                 Principal
                                                                                 Amount
--------------------------------------------------------------------------------------------------------------
Repurchase Agreements--1.5%
--------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $100,023 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $39,249 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $62,809 (Cost $100,000)                                          $100,000              100,000
--------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $4,238,541)                                        85.7%           5,935,100
--------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                      14.3              991,496
                                                                                ---------           ----------
Net Assets                                                                          100.0%          $6,926,596
                                                                                =========           ==========

1. Non-income producing security.

See accompanying Notes to Financial Statements.


                      Oppenheimer Small Cap Growth Fund/VA                    9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


==========================================================================================
Assets
Investments, at value (cost $4,238,541)--see accompanying statement             $5,935,100
------------------------------------------------------------------------------------------
Cash                                                                             1,000,432
------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                     3,066
Interest and dividends                                                                 343
Other                                                                                5,360
                                                                                ----------
Total assets                                                                     6,944,301
==========================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                              12,487
Shareholder reports                                                                  2,780
Legal, auditing and other professional fees                                          1,158
Registration and filing fees                                                         1,080
Trustees' compensation                                                                  76
Other                                                                                  124
                                                                                ----------
Total liabilities                                                                   17,705
==========================================================================================
Net Assets                                                                      $6,926,596
                                                                                ==========
==========================================================================================
Composition of Net Assets
Paid-in capital                                                                 $4,791,913
------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                           438,124
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                       1,696,559
                                                                                ----------
Net assets--applicable to 492,201 shares of beneficial interest outstanding     $6,926,596
                                                                                ==========
==========================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share            $14.07

See accompanying Notes to Financial Statements.


10                    Oppenheimer Small Cap Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


==========================================================================================
Investment Income
Interest                                                                        $   25,318
------------------------------------------------------------------------------------------
Dividends                                                                            1,127
                                                                                ----------
Total income                                                                        26,445
==========================================================================================
Expenses
Management fees                                                                     20,414
------------------------------------------------------------------------------------------
Shareholder reports                                                                 16,643
------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                          7,311
------------------------------------------------------------------------------------------
Custodian fees and expenses                                                          2,410
------------------------------------------------------------------------------------------
Trustees' compensation                                                               1,051
------------------------------------------------------------------------------------------
Other                                                                                2,373
                                                                                ----------
Total expenses                                                                      50,202
Less expenses paid indirectly                                                       (2,398)
Less voluntary assumption of expenses                                              (11,200)
                                                                                ----------
Net expenses                                                                        36,604
==========================================================================================
Net Investment Loss                                                                (10,159)
==========================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                                   493,584
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments             1,591,588
                                                                                ----------
Net realized and unrealized gain                                                 2,085,172
==========================================================================================
Net Increase in Net Assets Resulting from Operations                            $2,075,013
                                                                                ==========

See accompanying Notes to Financial Statements.


                      Oppenheimer Small Cap Growth Fund/VA                    11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                Year Ended         Period Ended
                                                                                December 31,       December 31,
                                                                                1999               1998(1)
===============================================================================================================
Operations
Net investment loss                                                             $  (10,159)            $ (2,339)
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           493,584              (45,301)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            1,591,588              104,971
                                                                                ----------             --------
Net increase in net assets resulting from operations                             2,075,013               57,331
===============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions       3,857,279              936,973
===============================================================================================================
Net Assets
Total increase                                                                   5,932,292              994,304
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                994,304                   --
                                                                                ----------             --------
End of period                                                                   $6,926,596             $994,304
                                                                                ==========             ========

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

See accompanying Notes to Financial Statements.


12                    Oppenheimer Small Cap Growth Fund/VA

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                             Year Ended December 31,
                                                             1999                    1998(1)
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period                         $ 9.60                  $10.00
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                            (.02)                   (.02)
Net realized and unrealized gain (loss)                        4.49                    (.38)
-------------------------------------------------------------------------------------------
Total income (loss) from investment operations                 4.47                    (.40)
-------------------------------------------------------------------------------------------
Net asset value, end of period                               $14.07                  $ 9.60
                                                             ======                  ======
===========================================================================================
Total Return, at Net Asset Value(2)                           46.56%                  (4.00)%
===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $6,927                    $994
-------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $2,738                    $441
-------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                           (0.37)%                 (0.79)%
Expenses                                                       1.83%                   0.87%(4)
Expenses, net of voluntary assumption of expenses              1.34%                    N/A
-------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                      176%                     61%

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $7,060,737 and $4,155,665, respectively.

See accompanying Notes to Financial Statements.

                      Oppenheimer Small Cap Growth Fund/VA                   13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Small Cap Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $10,159. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

14                    Oppenheimer Small Cap Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                   Year Ended December 31, 1999       Year Ended December 31, 1998(1)
                   ----------------------------       ------------------------------
                   Shares            Amount           Shares         Amount
------------------------------------------------------------------------------------
Sold                504,223          $5,008,676       114,434        $1,030,883
Redeemed           (115,553)         (1,151,397)      (10,903)          (93,910)
                   --------          ----------       -------        ----------
Net increase        388,670          $3,857,279       103,531        $  936,973
                   ========          ==========       =======        ==========

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $1,696,559 was composed of gross appreciation of $1,896,881, and gross depreciation of $200,322.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Manager has voluntarily reimbursed certain Fund expenses. The Fund's management fee for the year ended December 31, 1999 was 0.75% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Main Street Growth & Income Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Growth & Income/VA (which is a series of Oppenheimer Variable Account Funds) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period July 5, 1995, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Growth & Income Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
----------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
===================================================================================================================
Common Stocks--94.6%
-------------------------------------------------------------------------------------------------------------------
Basic Materials--2.9%
-------------------------------------------------------------------------------------------------------------------
Chemicals--2.0%
Dexter Corp.                                                                             7,000          $   278,250
-------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                        18,500            2,472,062
-------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                                         88,400            5,823,350
-------------------------------------------------------------------------------------------------------------------
Ecolab, Inc.                                                                             6,900              269,962
-------------------------------------------------------------------------------------------------------------------
Engelhard Corp.                                                                          3,000               56,625
-------------------------------------------------------------------------------------------------------------------
Great Lakes Chemical Corp.                                                               1,200               45,825
-------------------------------------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                                                 3,000              113,250
-------------------------------------------------------------------------------------------------------------------
Lafarge Corp.                                                                            8,100              223,762
-------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                                          6,900              280,744
-------------------------------------------------------------------------------------------------------------------
Schulman (A.), Inc.                                                                     10,000              163,125
-------------------------------------------------------------------------------------------------------------------
Union Carbide Corp.                                                                     20,500            1,368,375
-------------------------------------------------------------------------------------------------------------------
Universal Corp.                                                                          5,000              114,062
-------------------------------------------------------------------------------------------------------------------
W.R. Grace & Co.(1)                                                                      4,000               55,500
                                                                                                        -----------
                                                                                                         11,264,892
-------------------------------------------------------------------------------------------------------------------
Gold & Precious Minerals--0.0%
Homestake Mining Co.                                                                    10,100               78,906
-------------------------------------------------------------------------------------------------------------------
Metals--0.6%
AK Steel Holding Corp.                                                                  10,000              188,750
-------------------------------------------------------------------------------------------------------------------
Alcoa, Inc.                                                                             18,400            1,527,200
-------------------------------------------------------------------------------------------------------------------
Inco Ltd.(1)                                                                            19,900              467,650
-------------------------------------------------------------------------------------------------------------------
Nucor Corp.                                                                              6,000              328,875
-------------------------------------------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                                                           15,000              351,562
-------------------------------------------------------------------------------------------------------------------
Ryerson Tull, Inc.                                                                      13,000              252,687
-------------------------------------------------------------------------------------------------------------------
Worthington Industries, Inc.                                                             1,600               26,500
                                                                                                        -----------
                                                                                                          3,143,224
-------------------------------------------------------------------------------------------------------------------
Paper--0.3%
Georgia Pacific Group                                                                    7,600              385,700
-------------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                                                 21,300              303,525
-------------------------------------------------------------------------------------------------------------------
Rayonier, Inc.                                                                           4,000              193,250
-------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                         8,300              596,044
-------------------------------------------------------------------------------------------------------------------
Willamette Industries, Inc.                                                              7,000              325,062
                                                                                                        -----------
                                                                                                          1,803,581
-------------------------------------------------------------------------------------------------------------------
Capital Goods--10.5%
-------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.6%
Boeing Co.                                                                             147,100            6,113,844
-------------------------------------------------------------------------------------------------------------------
General Dynamics Corp.                                                                  25,300            1,334,575
-------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                   11,600              253,750
-------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                                   8,000              432,500
-------------------------------------------------------------------------------------------------------------------
Raytheon Co., Cl. B                                                                     15,000              398,437
-------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                7,600              394,725
                                                                                                        -----------
                                                                                                          8,927,831


4               Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                        Shares         Note 1
-------------------------------------------------------------------------------------------------------------------
Electrical Equipment--3.7%
AVX Corp.                                                                                9,400          $   469,412
-------------------------------------------------------------------------------------------------------------------
CommScope, Inc.(1)                                                                      65,000            2,620,312
-------------------------------------------------------------------------------------------------------------------
Conexant Systems, Inc.(1)                                                                9,400              623,925
-------------------------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                                    30,000            1,721,250
-------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                    80,000           12,380,000
-------------------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                                                    7,000              203,000
-------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                            24,700            1,182,512
-------------------------------------------------------------------------------------------------------------------
SPX Corp.(1)                                                                             6,000              484,875
-------------------------------------------------------------------------------------------------------------------
Symbol Technologies, Inc.                                                                8,850              562,528
                                                                                                        -----------
                                                                                                         20,247,814
-------------------------------------------------------------------------------------------------------------------
Industrial Services--0.6%
Coflexip SA, Sponsored ADR                                                              62,500            2,375,000
-------------------------------------------------------------------------------------------------------------------
Fluor Corp.                                                                              4,900              224,787
-------------------------------------------------------------------------------------------------------------------
Payches, Inc.                                                                            3,300              132,000
-------------------------------------------------------------------------------------------------------------------
Valassis Communications, Inc.(1)                                                        10,000              422,500
                                                                                                        -----------
                                                                                                          3,154,287
-------------------------------------------------------------------------------------------------------------------
Manufacturing--4.6%
American Standard Cos., Inc.(1)                                                         75,000            3,440,625
-------------------------------------------------------------------------------------------------------------------
Avery-Dennison Corp.                                                                    28,500            2,076,937
-------------------------------------------------------------------------------------------------------------------
Ball Corp.                                                                               3,400              133,875
-------------------------------------------------------------------------------------------------------------------
Bemis Co., Inc.                                                                          4,700              163,912
-------------------------------------------------------------------------------------------------------------------
Briggs & Stratton Corp.                                                                  4,000              214,500
-------------------------------------------------------------------------------------------------------------------
Cooper Industries, Inc.                                                                 13,900              562,081
-------------------------------------------------------------------------------------------------------------------
Corning, Inc.                                                                            4,500              580,219
-------------------------------------------------------------------------------------------------------------------
Crown Cork & Seal Co., Inc.                                                              2,500               55,937
-------------------------------------------------------------------------------------------------------------------
Cummins Engine Co., Inc.                                                                 1,200               57,975
-------------------------------------------------------------------------------------------------------------------
Danaher Corp.                                                                            5,700              275,025
-------------------------------------------------------------------------------------------------------------------
Dover Corp.                                                                             23,200            1,052,700
-------------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                              8,700              631,837
-------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                           84,375            4,867,383
-------------------------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                                               20,300            1,371,519
-------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc.                                                                15,000              265,312
-------------------------------------------------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)                                                    6,000              229,125
-------------------------------------------------------------------------------------------------------------------
Microchip Technology, Inc.(1)                                                            3,000              205,312
-------------------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                                                   10,000              230,000
-------------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                    42,500            4,159,687
-------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                             1,800               79,762
-------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                    7,100              364,319
-------------------------------------------------------------------------------------------------------------------
Pentair, Inc.                                                                            2,000               77,000
-------------------------------------------------------------------------------------------------------------------
Temple-Inland, Inc.                                                                      2,000              131,875
-------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                 33,300            1,294,537
-------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                               47,500            3,087,500
                                                                                                        -----------
                                                                                                         25,608,954


                Oppenheimer Main Street Growth & Income Fund/VA              5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Communication Services--5.7%
-------------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--3.8%
ADC Telecommunications, Inc.(1)                                                          5,700          $   413,606
-------------------------------------------------------------------------------------------------------------------
ALLTELL Corp.                                                                           21,000            1,736,437
-------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                             299,300           15,189,475
-------------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.(1)                                                             4,000              579,000
-------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(1)(2)                                                    1,230               38,191
-------------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                                50,000            3,365,625
                                                                                                        -----------
                                                                                                         21,322,334
-------------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.9%
BellSouth Corp.                                                                        166,000            7,770,875
-------------------------------------------------------------------------------------------------------------------
GTE Corp.                                                                               29,800            2,102,762
-------------------------------------------------------------------------------------------------------------------
Western Wireless Corp.(1)                                                                9,000              600,750
                                                                                                        -----------
                                                                                                         10,474,387
-------------------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.0%
United States Cellular Corp.(1)                                                          2,000              201,875
-------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--17.1%
-------------------------------------------------------------------------------------------------------------------
Autos & Housing--2.2%
Arvin Industries, Inc.                                                                   6,900              195,787
-------------------------------------------------------------------------------------------------------------------
Bandag, Inc.                                                                             2,000               50,000
-------------------------------------------------------------------------------------------------------------------
Centex Construction Products, Inc.                                                       6,000              234,000
-------------------------------------------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                                                 7,700              119,831
-------------------------------------------------------------------------------------------------------------------
Dana Corp.                                                                               3,800              113,762
-------------------------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                                                         79,231            1,247,888
-------------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                                    15,000              495,937
-------------------------------------------------------------------------------------------------------------------
Furniture Brands International, Inc.(1)                                                  5,000              110,000
-------------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                    57,500            4,179,531
-------------------------------------------------------------------------------------------------------------------
Hughes Supply, Inc.                                                                      6,900              148,781
-------------------------------------------------------------------------------------------------------------------
Johns Manville Corp.                                                                    25,800              361,200
-------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc.                                                                   6,600              375,375
-------------------------------------------------------------------------------------------------------------------
Lear Corp.(1)                                                                           17,500              560,000
-------------------------------------------------------------------------------------------------------------------
Leggett & Platt, Inc.                                                                   14,100              302,269
-------------------------------------------------------------------------------------------------------------------
Masco Corp.                                                                              9,000              228,375
-------------------------------------------------------------------------------------------------------------------
Maytag Corp.                                                                             9,000              432,000
-------------------------------------------------------------------------------------------------------------------
Meritor Automotive, Inc.                                                                12,000              232,500
-------------------------------------------------------------------------------------------------------------------
NVR, Inc.(1)                                                                             5,000              238,750
-------------------------------------------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                                                 7,000              161,437
-------------------------------------------------------------------------------------------------------------------
Snap-On, Inc.                                                                            4,300              114,219
-------------------------------------------------------------------------------------------------------------------
Southdown, Inc.                                                                          5,400              278,775
-------------------------------------------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                                                  10,000              186,250
-------------------------------------------------------------------------------------------------------------------
Tower Automotive, Inc.(1)                                                                8,900              137,394
-------------------------------------------------------------------------------------------------------------------
Vulcan Materials Co.                                                                     8,000              319,500


6               Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Autos & Housing  (continued)
Webb (Del E.) Corp.(1)                                                                   9,900          $   246,881
-------------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                                                         12,700              826,294
-------------------------------------------------------------------------------------------------------------------
York International Corp.                                                                 4,800              131,700
                                                                                                        -----------
                                                                                                         12,028,436
-------------------------------------------------------------------------------------------------------------------
Consumer Services--0.8%
Avis Rent A Car, Inc.(1)                                                                18,000              460,125
-------------------------------------------------------------------------------------------------------------------
Catalina Marketing Corp.(1)                                                              3,500              405,125
-------------------------------------------------------------------------------------------------------------------
CDI Corp.(1)                                                                             9,900              238,837
-------------------------------------------------------------------------------------------------------------------
Dun & Bradstreet Corp.                                                                  12,000              354,000
-------------------------------------------------------------------------------------------------------------------
H&R Block, Inc.                                                                         14,000              612,500
-------------------------------------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                                       5,000              250,625
-------------------------------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                                                         27,000            1,557,562
-------------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                                    8,000              566,000
                                                                                                        -----------
                                                                                                          4,444,774
-------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.5%
Brunswick Corp.                                                                         25,000              556,250
-------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                   10,000              640,625
-------------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                            10,000              190,625
-------------------------------------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                                                     17,000              536,562
-------------------------------------------------------------------------------------------------------------------
MGM Grand, Inc.                                                                          8,624              433,895
-------------------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp.(1)                                                       50,000              625,000
                                                                                                        -----------
                                                                                                          2,982,957
-------------------------------------------------------------------------------------------------------------------
Media--3.0%
Central Newspapers, Inc., Cl. A                                                          5,000              196,875
-------------------------------------------------------------------------------------------------------------------
Deluxe Corp.                                                                            10,000              274,375
-------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.                                                                    4,000              272,000
-------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc.                                                                       28,000            2,283,750
-------------------------------------------------------------------------------------------------------------------
Harland (John H.) Co.                                                                   10,000              183,125
-------------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc.                                                                     10,800              642,600
-------------------------------------------------------------------------------------------------------------------
McClatchy Co., Cl. A                                                                     5,000              216,250
-------------------------------------------------------------------------------------------------------------------
New York Times Co., Cl. A                                                               15,000              736,875
-------------------------------------------------------------------------------------------------------------------
R.H. Donnelley Corp.(1)                                                                  9,900              186,862
-------------------------------------------------------------------------------------------------------------------
Readers Digest Assn., Inc., Cl. A, Non-Vtg.                                             28,300              827,775
-------------------------------------------------------------------------------------------------------------------
Snyder Communications, Inc.(1)                                                           5,000               96,250
-------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                      114,700            8,308,581
-------------------------------------------------------------------------------------------------------------------
Times Mirror Co. (The), Cl. A                                                            2,400              160,800
-------------------------------------------------------------------------------------------------------------------
Tribune Co.                                                                             20,000            1,101,250
-------------------------------------------------------------------------------------------------------------------
USA Networks, Inc.(1)                                                                   20,000            1,105,000
                                                                                                        -----------
                                                                                                         16,592,368


                Oppenheimer Main Street Growth & Income Fund/VA              7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Retail: General--4.8%
Dayton Hudson Corp.                                                                     15,600          $ 1,145,625
-------------------------------------------------------------------------------------------------------------------
Dillard's, Inc.                                                                          4,000               80,750
-------------------------------------------------------------------------------------------------------------------
Dollar General Corp.                                                                    15,600              354,900
-------------------------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                                               6,000               97,875
-------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                    87,500            4,424,219
-------------------------------------------------------------------------------------------------------------------
K Mart Corp.(1)                                                                         55,000              553,437
-------------------------------------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                                          7,700              555,844
-------------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                               45,000            1,451,250
-------------------------------------------------------------------------------------------------------------------
Nordstrom, Inc.                                                                          6,000              157,125
-------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                  7,000              139,562
-------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                     42,000            1,278,375
-------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                  237,700           16,431,012
                                                                                                        -----------
                                                                                                         26,669,974
-------------------------------------------------------------------------------------------------------------------
Retail: Specialty--5.1%
Abercrombie & Fitch Co., Cl. A(1)                                                       43,000            1,147,562
-------------------------------------------------------------------------------------------------------------------
American Eagle Outfitters, Inc.(1)                                                      11,200              504,000
-------------------------------------------------------------------------------------------------------------------
American Greetings Corp., Cl. A                                                          2,200               51,975
-------------------------------------------------------------------------------------------------------------------
Ann Taylor Stores Corp.(1)                                                              10,000              344,375
-------------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.(1)                                                               2,700               93,825
-------------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                                                   23,000            1,154,312
-------------------------------------------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.(1)                                                             8,000              292,000
-------------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                                                   9,600              432,600
-------------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                               55,500            2,553,000
-------------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                       180,600           12,382,387
-------------------------------------------------------------------------------------------------------------------
Lands' End, Inc.(1)                                                                      4,700              163,325
-------------------------------------------------------------------------------------------------------------------
Limited, Inc.                                                                           20,700              896,569
-------------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                                5,000              148,125
-------------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                                       21,500            1,284,625
-------------------------------------------------------------------------------------------------------------------
Nike, Inc., Cl. B                                                                       20,000              991,250
-------------------------------------------------------------------------------------------------------------------
Office Depot, Inc.(1)                                                                   20,000              218,750
-------------------------------------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                                             15,000              705,000
-------------------------------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                                       43,000              771,312
-------------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                    23,000              483,000
-------------------------------------------------------------------------------------------------------------------
Shopko Stores, Inc.(1)                                                                  10,000              230,000
-------------------------------------------------------------------------------------------------------------------
Tandy Corp.                                                                             20,000              983,750
-------------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                           10,000              892,500
-------------------------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                                          31,200              637,650
-------------------------------------------------------------------------------------------------------------------
Too, Inc.(1)                                                                             2,957               51,008
-------------------------------------------------------------------------------------------------------------------
Toys "R" Us, Inc.(1)                                                                    23,000              329,187
-------------------------------------------------------------------------------------------------------------------
Zale Corp.(1)                                                                           12,000              580,500
                                                                                                        -----------
                                                                                                         28,322,587


8               Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.7%
Jones Apparel Group, Inc.(1)                                                            65,099           $1,765,810
-------------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                                     14,000              526,750
-------------------------------------------------------------------------------------------------------------------
Mohawk Industries, Inc.(1)                                                               7,900              208,362
-------------------------------------------------------------------------------------------------------------------
Shaw Industries, Inc.                                                                   46,000              710,125
-------------------------------------------------------------------------------------------------------------------
VF Corp.                                                                                16,000              480,000
-------------------------------------------------------------------------------------------------------------------
Warnaco Group, Inc. (The), Cl. A                                                        11,600              142,825
-------------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.                                                                 12,000              210,000
                                                                                                         ----------
                                                                                                          4,043,872
-------------------------------------------------------------------------------------------------------------------
Consumer Staples--5.7%
-------------------------------------------------------------------------------------------------------------------
Beverages--0.5%
Adolph Coors Co., Cl. B                                                                  3,500              183,750
-------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                               37,800            2,679,075
-------------------------------------------------------------------------------------------------------------------
Brown-Forman Corp., Cl. B                                                                  700               40,075
                                                                                                         ----------
                                                                                                          2,902,900
-------------------------------------------------------------------------------------------------------------------
Broadcasting--1.7%
CBS Corp.(1)                                                                            38,000            2,429,625
-------------------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                                                           101,000            5,106,813
-------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., Cl. A(1)                                                      10,000              515,000
-------------------------------------------------------------------------------------------------------------------
MediaOne Group, Inc.(1)                                                                 21,000            1,613,063
                                                                                                         ----------
                                                                                                          9,664,501
-------------------------------------------------------------------------------------------------------------------
Entertainment--0.7%
Brinker International, Inc.(1)                                                          85,000            2,040,000
-------------------------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                                                14,600              264,625
-------------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                                                      10,000              181,875
-------------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(1)                                                      27,600            1,066,050
-------------------------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                                             26,600              548,625
                                                                                                         ----------
                                                                                                          4,101,175
-------------------------------------------------------------------------------------------------------------------
Food--0.4%
Agribrands International, Inc.(1)                                                       10,000              460,000
-------------------------------------------------------------------------------------------------------------------
ConAgra, Inc.                                                                           12,500              282,031
-------------------------------------------------------------------------------------------------------------------
Corn Products International, Inc.                                                        9,900              324,225
-------------------------------------------------------------------------------------------------------------------
Hormel Foods Corp.                                                                       4,000              162,500
-------------------------------------------------------------------------------------------------------------------
IBP, Inc.                                                                               12,000              216,000
-------------------------------------------------------------------------------------------------------------------
Sysco Corp.                                                                             20,800              822,900
                                                                                                         ----------
                                                                                                          2,267,656
-------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.4%
Albertson's, Inc.                                                                       31,800            1,025,550
-------------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                               26,500            1,058,344
-------------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                          7,700              154,000
-------------------------------------------------------------------------------------------------------------------
Walgreen Co.                                                                             5,100              149,175
                                                                                                         ----------
                                                                                                          2,387,069
-------------------------------------------------------------------------------------------------------------------
Household Goods--0.6%
Kimberly-Clark Corp.                                                                    50,000            3,262,500


--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Tobacco--1.4%
Philip Morris Cos., Inc.                                                               275,000          $ 6,376,563
-------------------------------------------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.                                                    44,900              791,363
-------------------------------------------------------------------------------------------------------------------
UST, Inc.                                                                               15,700              395,444
                                                                                                        -----------
                                                                                                          7,563,370
-------------------------------------------------------------------------------------------------------------------
Energy--11.5%
-------------------------------------------------------------------------------------------------------------------
Energy Services--3.0%
BJ Services Co.(1)                                                                      57,500            2,404,219
-------------------------------------------------------------------------------------------------------------------
Coastal Corp.                                                                            4,600              163,013
-------------------------------------------------------------------------------------------------------------------
Cooper Cameron Corp.(1)                                                                 60,000            2,936,250
-------------------------------------------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                                                              30,000              928,125
-------------------------------------------------------------------------------------------------------------------
Noble Drilling Corp.(1)                                                                 60,000            1,965,000
-------------------------------------------------------------------------------------------------------------------
Santa Fe International Corp.                                                            50,000            1,293,750
-------------------------------------------------------------------------------------------------------------------
Stolt Comex Seaway SA, ADR(1)                                                          315,000            3,465,000
-------------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                            39,000            1,313,813
-------------------------------------------------------------------------------------------------------------------
Weatherford International, Inc.                                                         50,000            1,996,875
                                                                                                        -----------
                                                                                                         16,466,045
-------------------------------------------------------------------------------------------------------------------
Oil: Domestic--5.2%
Amerada Hess Corp.                                                                      13,700              777,475
-------------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                              37,500            1,239,844
-------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                           37,700            3,265,763
-------------------------------------------------------------------------------------------------------------------
Chieftain International, Inc.(1)                                                        53,600              924,600
-------------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. B                                                                     11,000              273,625
-------------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                                      25,000              821,875
-------------------------------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                                     35,600              625,225
-------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                      140,288           11,301,952
-------------------------------------------------------------------------------------------------------------------
Frontier Oil Corp.(1)                                                                   61,300              413,775
-------------------------------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                                        21,600            1,239,300
-------------------------------------------------------------------------------------------------------------------
Newfield Exploration Co.(1)                                                             16,000              428,000
-------------------------------------------------------------------------------------------------------------------
Noble Affiliates, Inc.                                                                   8,000              171,500
-------------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co.                                                                  15,000              705,000
-------------------------------------------------------------------------------------------------------------------
Stone Energy Corp.(1)                                                                    9,700              345,563
-------------------------------------------------------------------------------------------------------------------
Tesoro Petroleum Corp.(1)                                                               34,000              393,125
-------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                            55,100            2,992,619
-------------------------------------------------------------------------------------------------------------------
Tosco Corp.                                                                              5,000              135,938
-------------------------------------------------------------------------------------------------------------------
Vastar Resources, Inc.                                                                  50,000            2,950,000
                                                                                                        -----------
                                                                                                         29,005,179


10              Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Oil: International--3.3%
Anderson Exploration Ltd.(1)                                                            66,400          $   791,405
-------------------------------------------------------------------------------------------------------------------
Beau Canada Exploration Ltd.(1)                                                        308,600              362,482
-------------------------------------------------------------------------------------------------------------------
Berkley Petroleum Corp.(1)                                                              90,000              786,637
-------------------------------------------------------------------------------------------------------------------
Canadian 88 Energy Corp.                                                               300,000              414,565
-------------------------------------------------------------------------------------------------------------------
Canadian Hunter Exploration Ltd.(1)                                                     15,000              246,148
-------------------------------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.(1)                                                      70,000            1,704,899
-------------------------------------------------------------------------------------------------------------------
Encal Energy Ltd.(1)                                                                    70,000              319,215
-------------------------------------------------------------------------------------------------------------------
Newport Petroleum Corp.(1)                                                             152,500              347,716
-------------------------------------------------------------------------------------------------------------------
Paramount Resources Ltd.                                                                49,900              586,126
-------------------------------------------------------------------------------------------------------------------
Prize Energy, Inc.(1)                                                                   57,692               11,959
-------------------------------------------------------------------------------------------------------------------
Ranger Oil Ltd.(1)                                                                      85,300              265,218
-------------------------------------------------------------------------------------------------------------------
Rio Alto Exploration Ltd.(1)                                                            29,300              412,990
-------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                   173,100           10,461,731
-------------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.(1)                                                                50,000            1,274,788
-------------------------------------------------------------------------------------------------------------------
Ulster Petroleums Ltd.(1)                                                               35,000              310,751
                                                                                                        -----------
                                                                                                         18,296,630
-------------------------------------------------------------------------------------------------------------------
Financial--9.2%
-------------------------------------------------------------------------------------------------------------------
Banks--2.7%
Bank of America Corp.                                                                   30,000            1,505,625
-------------------------------------------------------------------------------------------------------------------
BB&T Corp.                                                                              11,600              317,550
-------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                   70,000            5,438,125
-------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                       41,200            1,351,875
-------------------------------------------------------------------------------------------------------------------
M&T Bank Corp.                                                                             100               41,425
-------------------------------------------------------------------------------------------------------------------
National City Corp.                                                                      6,000              142,125
-------------------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                    10,600              561,800
-------------------------------------------------------------------------------------------------------------------
Old Kent Financial Corp.                                                                17,000              601,375
-------------------------------------------------------------------------------------------------------------------
PNC Bank Corp.                                                                          32,000            1,424,000
-------------------------------------------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                                                             67,500            1,080,000
-------------------------------------------------------------------------------------------------------------------
TCF Financial Corp.                                                                      3,000               74,625
-------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                           6,800              462,400
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                         42,800            1,730,725
-------------------------------------------------------------------------------------------------------------------
Zions Bancorp                                                                            3,000              177,563
                                                                                                        -----------
                                                                                                         14,909,213



                Oppenheimer Main Street Growth & Income Fund/VA              11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Diversified Financial--3.6%
AMBAC Financial Group, Inc.                                                              7,000          $   365,313
-------------------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                                                  8,500              363,375
-------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                        134,500            7,473,156
-------------------------------------------------------------------------------------------------------------------
Financial Security Assurance Holdings Ltd.                                               7,000              364,875
-------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                             26,800            1,261,275
-------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                         18,600            1,751,888
-------------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                           17,000              633,250
-------------------------------------------------------------------------------------------------------------------
MGIC Investment Corp.                                                                   21,500            1,294,031
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                                        17,300            2,469,575
-------------------------------------------------------------------------------------------------------------------
PaineWebber Group, Inc.                                                                  7,400              287,213
-------------------------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                                   30,000            1,464,375
-------------------------------------------------------------------------------------------------------------------
Providian Financial Corp.                                                               19,000            1,730,188
-------------------------------------------------------------------------------------------------------------------
SEI Investments Co.                                                                      2,000              238,031
                                                                                                        -----------
                                                                                                         19,696,545
-------------------------------------------------------------------------------------------------------------------
Insurance--2.4%
Aetna, Inc.                                                                              9,000              502,313
-------------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                              6,300              297,281
-------------------------------------------------------------------------------------------------------------------
Allmerica Financial Corp.                                                               16,000              890,000
-------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                          48,000            1,152,000
-------------------------------------------------------------------------------------------------------------------
American General Corp.                                                                  11,400              864,975
-------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                                                     46,000            1,558,250
-------------------------------------------------------------------------------------------------------------------
Cigna Corp.                                                                             32,000            2,578,000
-------------------------------------------------------------------------------------------------------------------
Cincinnati Financial Corp.                                                               9,700              302,519
-------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                           14,600              260,975
-------------------------------------------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                                              10,000              440,000
-------------------------------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                                    9,500              648,375
-------------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                                                  20,000              800,000
-------------------------------------------------------------------------------------------------------------------
Loews Corp.                                                                             15,100              916,381
-------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                              8,000              765,500
-------------------------------------------------------------------------------------------------------------------
Progressive Corp.                                                                        5,200              380,250
-------------------------------------------------------------------------------------------------------------------
Quantum Corp.-DLT & Storage Systems(1)                                                   6,000               90,750
-------------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                                       4,000              191,000
-------------------------------------------------------------------------------------------------------------------
UnumProvident Corp.                                                                     12,000              384,750
                                                                                                        -----------
                                                                                                         13,023,319
-------------------------------------------------------------------------------------------------------------------
Savings & Loans--0.5%
Dime Bancorp, Inc.                                                                      15,000              226,875
-------------------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc.(1)                                                           30,000              517,500
-------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp.                                                              5,000              167,500
-------------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                                              13,000              309,563
-------------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                                 62,000            1,612,000
-------------------------------------------------------------------------------------------------------------------
Webster Financial Corp.                                                                  5,000              117,813
                                                                                                        -----------
                                                                                                          2,951,251



12              Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Healthcare--7.4%
-------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--6.4%
Abbott Laboratories                                                                     51,100          $ 1,855,569
-------------------------------------------------------------------------------------------------------------------
Alpharma, Inc.                                                                           5,000              153,750
-------------------------------------------------------------------------------------------------------------------
ALZA Corp., Cl. A(1)                                                                     5,000              173,125
-------------------------------------------------------------------------------------------------------------------
Amgen, Inc.(1)                                                                          84,200            5,057,263
-------------------------------------------------------------------------------------------------------------------
Andrx Corp.(1)                                                                          10,000              423,125
-------------------------------------------------------------------------------------------------------------------
Biogen, Inc.(1)                                                                         19,000            1,605,500
-------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                98,500            6,322,469
-------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                       92,200            8,586,125
-------------------------------------------------------------------------------------------------------------------
Mallinckrodt, Inc.                                                                       4,000              127,250
-------------------------------------------------------------------------------------------------------------------
Medimmune, Inc.(1)                                                                       6,000              995,250
-------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                       88,600            5,941,738
-------------------------------------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(1)                                                      6,000              732,000
-------------------------------------------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                                                16,800              756,000
-------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                                   57,500            2,425,781
-------------------------------------------------------------------------------------------------------------------
Trigon Healthcare, Inc.(1)                                                               7,500              221,250
                                                                                                        -----------
                                                                                                         35,376,195
-------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.0%
Alberto-Culver Co., Cl. B                                                                2,000               51,625
-------------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                                          15,200              756,200
-------------------------------------------------------------------------------------------------------------------
Biomet, Inc.                                                                             7,000              280,000
-------------------------------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                                                   33,000            1,579,875
-------------------------------------------------------------------------------------------------------------------
Guidant Corp.(1)                                                                         2,100               98,700
-------------------------------------------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(1)                                                       2,600              137,800
-------------------------------------------------------------------------------------------------------------------
PerkinElmer, Inc.                                                                        5,200              216,775
-------------------------------------------------------------------------------------------------------------------
Shared Medical Systems Corp.                                                             1,000               50,938
-------------------------------------------------------------------------------------------------------------------
United Healthcare Corp.                                                                 31,600            1,678,750
-------------------------------------------------------------------------------------------------------------------
VISX, Inc.(1)                                                                            8,000              414,000
                                                                                                        -----------
                                                                                                          5,264,663
-------------------------------------------------------------------------------------------------------------------
Technology--20.8%
-------------------------------------------------------------------------------------------------------------------
Computer Hardware--4.9%
Adaptec, Inc.(1)                                                                        12,000              598,500
-------------------------------------------------------------------------------------------------------------------
Apple Computer, Inc.(1)                                                                 17,000            1,747,813
-------------------------------------------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                                                              42,000            1,092,000
-------------------------------------------------------------------------------------------------------------------
Electronics for Imaging, Inc.(1)                                                        14,000              813,750
-------------------------------------------------------------------------------------------------------------------
Gateway, Inc.(1)                                                                         8,000              576,500
-------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                     50,000            5,696,875
-------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                  109,000           11,772,000
-------------------------------------------------------------------------------------------------------------------
KLA Instruments Corp.(1)                                                                 4,800              534,600
-------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                             15,300            1,384,650
-------------------------------------------------------------------------------------------------------------------
NCR Corp.(1)                                                                             5,000              189,375
-------------------------------------------------------------------------------------------------------------------
Pitney Bowes, Inc.                                                                      15,400              744,013
-------------------------------------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                                             31,000            1,443,438



                Oppenheimer Main Street Growth & Income Fund/VA              13

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                       Shares          Note 1
-------------------------------------------------------------------------------------------------------------------
Computer Hardware  (continued)
Xircom, Inc.(1)                                                                         10,000          $   750,000
                                                                                                        -----------
                                                                                                         27,343,514
-------------------------------------------------------------------------------------------------------------------
Computer Services--0.7%
Automatic Data Processing, Inc.                                                         28,300            1,524,663
-------------------------------------------------------------------------------------------------------------------
DST Systems, Inc.(1)                                                                     3,000              228,938
-------------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                        33,000            1,627,313
-------------------------------------------------------------------------------------------------------------------
Keane, Inc.(1)                                                                           6,000              190,500
                                                                                                        -----------
                                                                                                          3,571,414
-------------------------------------------------------------------------------------------------------------------
Computer Software--6.7%
Adobe Systems, Inc.                                                                      8,000              538,000
-------------------------------------------------------------------------------------------------------------------
BMC Software, Inc.(1)                                                                   12,900            1,031,194
-------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.(1)                                                          9,000              216,000
-------------------------------------------------------------------------------------------------------------------
Computer Sciences Corp.(1)                                                               4,000              378,500
-------------------------------------------------------------------------------------------------------------------
Compuware Corp.(1)                                                                      29,000            1,080,250
-------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                                                 4,000              336,000
-------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                           31,500            2,108,531
-------------------------------------------------------------------------------------------------------------------
Legato Systems, Inc.(1)                                                                 10,000              688,125
-------------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                     228,150           26,636,513
-------------------------------------------------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                                                     20,000              426,250
-------------------------------------------------------------------------------------------------------------------
Siebel Systems, Inc.(1)                                                                 10,000              840,000
-------------------------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                                                                        3,400              226,950
-------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                                               18,000            2,576,250
                                                                                                        -----------
                                                                                                         37,082,563
-------------------------------------------------------------------------------------------------------------------
Communications Equipment--2.3%
Cisco Systems, Inc.(1)                                                                  94,000           10,069,750
-------------------------------------------------------------------------------------------------------------------
General Instrument Corp.(1)                                                             11,000              935,000
-------------------------------------------------------------------------------------------------------------------
Harmonic, Inc.(1)                                                                        4,000              379,750
-------------------------------------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                                        17,400            1,116,863
                                                                                                        -----------
                                                                                                         12,501,363
-------------------------------------------------------------------------------------------------------------------
Electronics--5.5%
Advanced Micro Devices, Inc.                                                            12,400              358,825
-------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.(1)                                                                 18,000            1,674,000
-------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                                                          36,000            1,165,500
-------------------------------------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                                                   17,000              812,813
-------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                            187,000           15,392,438
-------------------------------------------------------------------------------------------------------------------
Lam Research Corp.(1)                                                                   10,000            1,115,625
-------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.                                                                 40,000            3,110,000
-------------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                           9,300            1,369,425
-------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                         34,700            1,485,594
-------------------------------------------------------------------------------------------------------------------
QLogic Corp.(1)                                                                          6,000              959,250
-------------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                                                7,000              479,063
-------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.(1)                                                                       14,500              957,000
-------------------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                                          9,400              498,200
-------------------------------------------------------------------------------------------------------------------
Xilinx, Inc.(1)                                                                         30,000            1,364,063
                                                                                                        -----------
                                                                                                         30,741,796


14              Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                        Shares         Note 1
-------------------------------------------------------------------------------------------------------------------
Photography--0.7%
Eastman Kodak Co.                                                                       46,000           $3,047,500
-------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                                                             45,000            1,020,938
                                                                                                         ----------
                                                                                                          4,068,438
-------------------------------------------------------------------------------------------------------------------
Transportation--1.4%
-------------------------------------------------------------------------------------------------------------------
Air Transportation--0.8%
Alaska Air Group, Inc.(1)                                                               16,000              562,000
-------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B(1)                                                    51,558            2,287,886
-------------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                                                   25,000            1,245,313
-------------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., Cl. A(1)                                                       3,000               66,750
-------------------------------------------------------------------------------------------------------------------
UAL Corp.(1)                                                                             2,900              224,931
                                                                                                         ----------
                                                                                                          4,386,880
-------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.6%
Burlington Northern Santa Fe Corp.                                                      35,800              868,150
-------------------------------------------------------------------------------------------------------------------
CNF Transportation, Inc.                                                                10,000              345,000
-------------------------------------------------------------------------------------------------------------------
Navistar International Corp.(1)                                                          2,000               94,750
-------------------------------------------------------------------------------------------------------------------
Rollins Truck Leasing Co.                                                               10,000              119,375
-------------------------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                                     39,600            1,727,550
-------------------------------------------------------------------------------------------------------------------
USFreightways Corp.                                                                      2,000               95,750
-------------------------------------------------------------------------------------------------------------------
XTRA Corp.(1)                                                                            5,000              213,125
                                                                                                         ----------
                                                                                                          3,463,700
-------------------------------------------------------------------------------------------------------------------
Utilities--2.4%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--2.4%
Allegheny Energy, Inc.                                                                  20,000              538,750
-------------------------------------------------------------------------------------------------------------------
Ameren Corp.                                                                            13,300              435,575
-------------------------------------------------------------------------------------------------------------------
Calpine Corp.(1)                                                                         6,000              384,000
-------------------------------------------------------------------------------------------------------------------
Carolina Power & Light Co.                                                               3,500              106,531
-------------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                           4,000               67,250
-------------------------------------------------------------------------------------------------------------------
Consolidated Edison Co. of New York, Inc.                                               12,000              414,000
-------------------------------------------------------------------------------------------------------------------
DTE Energy Co.                                                                          16,700              523,963
-------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                       11,000              551,375
-------------------------------------------------------------------------------------------------------------------
Edison International                                                                     5,500              144,031
-------------------------------------------------------------------------------------------------------------------
Energy East Corp.                                                                       30,000              624,375
-------------------------------------------------------------------------------------------------------------------
Entergy Corp.                                                                           19,300              496,975
-------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                                       30,000              680,625
-------------------------------------------------------------------------------------------------------------------
Florida Progress Corp.                                                                  16,000              677,000
-------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                         21,600              924,750
-------------------------------------------------------------------------------------------------------------------
GPU, Inc.                                                                               15,000              449,063
-------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc.                                                                10,000              170,625
-------------------------------------------------------------------------------------------------------------------
Northeast Utilities Co.                                                                 10,400              213,850
-------------------------------------------------------------------------------------------------------------------
OGE Energy Corp.                                                                         9,900              188,100
-------------------------------------------------------------------------------------------------------------------
Peco Energy Co.                                                                         19,600              681,100
-------------------------------------------------------------------------------------------------------------------
PG&E Corp.                                                                              31,300              641,650
-------------------------------------------------------------------------------------------------------------------
PP&L Resources, Inc.                                                                    25,500              583,313


                Oppenheimer Main Street Growth & Income Fund/VA              15

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                       Market Value
                                                                                   Shares              Note 1
-------------------------------------------------------------------------------------------------------------------
Electric Utilities  (continued)
Public Service Enterprise Group, Inc.                                                   25,000         $    870,313
-------------------------------------------------------------------------------------------------------------------
Southern Co.                                                                            32,300              759,050
-------------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                     16,000              569,000
-------------------------------------------------------------------------------------------------------------------
TNP Enterprises, Inc.                                                                   18,000              742,500
-------------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                            26,000              871,000
-------------------------------------------------------------------------------------------------------------------
UtiliCorp United, Inc.                                                                   3,000               58,313
                                                                                                       ------------
                                                                                                         13,367,077
-------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.0%
NICOR, Inc.                                                                              1,200               39,000
-------------------------------------------------------------------------------------------------------------------
Sempra Energy                                                                            8,700              151,163
                                                                                                       ------------
                                                                                                            190,163
                                                                                                       ------------
Total Common Stocks (Cost $460,541,934)                                                                 525,168,172
===================================================================================================================
Other Securities--0.5%
-------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 7% Automatic Common Exchange Securities for
Time Warner, Inc. Common Stock (Cost $1,170,994)                                        25,000            3,012,500

                                                                                   Principal
                                                                                   Amount
===================================================================================================================
Repurchase Agreements--7.3%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 3%, dated 12/31/99, to be repurchased at $40,310,075 on 1/3/00, collateralized by U.S. Treasury Nts.,
5.625%-6.125%, 11/30/00-12/31/01, with a value of $41,163,751 (Cost $40,300,000)   $40,300,000           40,300,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $502,012,928)                                          102.4%         568,480,672
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                     (2.4)         (13,169,640)
                                                                                   -----------         ------------
Net Assets                                                                               100.0%        $555,311,032
                                                                                   ===========         ============

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.



16              Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

===============================================================================================
Assets
Investments, at value (cost $502,012,928)--see accompanying statement              $568,480,672
-----------------------------------------------------------------------------------------------
Cash                                                                                    815,492
-----------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      1,561,996
Shares of beneficial interest sold                                                    1,353,452
Interest and dividends                                                                  408,004
Other                                                                                     5,662
                                                                                   ------------
Total assets                                                                        572,625,278
===============================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                                16,455,193
Shares of beneficial interest redeemed                                                  757,476
Transfer and shareholder servicing agent fees                                               186
Other                                                                                   101,391
                                                                                   ------------
Total liabilities                                                                    17,314,246
===============================================================================================
Net Assets                                                                         $555,311,032
                                                                                   ============
===============================================================================================
Composition of Net Assets
Paid-in capital                                                                    $454,999,711
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                                   2,471,016
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions       31,372,614
-----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                             66,467,691
                                                                                   ------------
Net assets--applicable to 22,545,003 shares of beneficial
interest outstanding                                                               $555,311,032
                                                                                   ============
===============================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                 $24.63

See accompanying Notes to Financial Statements.


              Oppenheimer Main Street Growth & Income Fund/VA                 17

--------------------------------------------------------------------------------
Statement of Operations   For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

================================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $9,543)                               $ 4,116,206
------------------------------------------------------------------------------------------------
Interest                                                                               1,409,101
                                                                                     -----------
Total income                                                                           5,525,307
================================================================================================
Expenses
Management fees                                                                        2,864,220
------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              102,216
------------------------------------------------------------------------------------------------
Trustees' compensation                                                                     2,364
------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                              2,103
------------------------------------------------------------------------------------------------
Other                                                                                     85,634
                                                                                     -----------
Total expenses                                                                         3,056,537
Less expenses paid indirectly                                                             (5,133)
                                                                                     -----------
Net expenses                                                                           3,051,404
================================================================================================
Net Investment Income                                                                  2,473,903
================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                 37,106,529
Closing and expiration of option contracts written                                    (1,299,413)
Foreign currency transactions                                                             (2,141)
                                                                                     -----------
Net realized gain                                                                     35,804,975
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                           41,728,791
Translation of assets and liabilities denominated in foreign currencies                  150,803
                                                                                     -----------
Net change                                                                            41,879,594
                                                                                     -----------
Net realized and unrealized gain                                                      77,684,569
================================================================================================
Net Increase in Net Assets Resulting from Operations                                 $80,158,472
                                                                                     ===========

See accompanying Notes to Financial Statements.




18            Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                                                1999                  1998
==================================================================================================
Operations
Net investment income                                           $  2,473,903          $  1,744,608
--------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          35,804,975            (1,957,235)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation             41,879,594             6,335,797
                                                                ------------          ------------
Net increase in net assets resulting from operations              80,158,472             6,123,170
==================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                              (1,427,635)             (449,201)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain                              (2,405,256)           (9,891,403)
==================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions                                 170,632,137           157,202,998
==================================================================================================
Net Assets
Total increase                                                   246,957,718           152,985,564
--------------------------------------------------------------------------------------------------
Beginning of period                                              308,353,314           155,367,750
                                                                ------------          ------------
End of period (including undistributed net investment
income of $2,471,016 and $1,425,924, respectively)              $555,311,032          $308,353,314
                                                                ============          ============

See accompanying Notes to Financial Statements.


                Oppenheimer Main Street Growth & Income Fund/VA               19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                      Year Ended December 31,
                                                      1999            1998          1997             1996            1995(1)
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $20.48          $20.58        $16.37          $12.51         $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .11             .13           .19             .14            .01
Net realized and unrealized gain                          4.29             .92          4.91            3.91           2.52
---------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                   4.40            1.05          5.10            4.05           2.53
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.09)           (.05)         (.17)           (.14)          (.02)
Distributions from net realized gain                      (.16)          (1.10)         (.72)           (.05)            --
---------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders      (.25)          (1.15)         (.89)           (.19)          (.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $24.63          $20.48        $20.58          $16.37         $12.51
                                                        ======          ======        ======          ======         ======
===========================================================================================================================
Total Return, at Net Asset Value(2)                      21.71%           4.70%        32.48%          32.51%         25.25%
===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $555,311        $308,353      $155,368         $47,009         $4,288
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $391,063        $234,306      $ 94,906         $21,562         $1,809
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                     0.63%           0.74%         1.15%           1.41%          0.50%
Expenses                                                  0.78%           0.79%(4)      0.83%(4)        1.00%(4)       2.07%(4)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 118%             86%           79%            113%            24%

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $585,193,287 and $443,805,600, respectively.

See accompanying Notes to Financial Statements.


20               Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Main Street Growth & Income Fund/VA (the Fund), formerly known as Oppenheimer Growth & Income Fund, is a separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


               Oppenheimer Main Street Growth & Income Fund/VA                21

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,176. Accumulated net realized gain on investments was increased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                               Year Ended December 31, 1999           Year Ended December 31, 1998
                                               ----------------------------------     ------------------------------
                                               Shares             Amount              Shares            Amount
--------------------------------------------------------------------------------------------------------------------
Sold                                            9,936,050         $224,240,741         9,181,075        $189,060,690
Dividends and/or distributions reinvested         186,334            3,832,892           468,325          10,340,604
Redeemed                                       (2,632,085)         (57,441,496)       (2,145,877)        (42,198,296)
                                               ----------         ------------        ----------        ------------
Net increase                                    7,490,299         $170,632,137         7,503,523        $157,202,998
                                               ==========         ============        ==========        ============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $66,467,744 was composed of gross appreciation of $85,539,274, and gross depreciation of $19,071,530.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management Fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 1999 was 0.73% of average annual net assets.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

22             Oppenheimer Main Street Growth & Income Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999, was as follows:

                                                      Call Options                              Put Options
                                                      --------------------------------          --------------------------
                                                      Number of          Amount of              Number of         Amount of
                                                      Options            Premiums               Options           Premiums
--------------------------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1998            1,325             $   570,160             100              $ 41,573
Options written                                        6,829               5,027,060              --                    --
Options closed or expired                             (7,593)             (5,445,702)             --                    --
Options exercised                                       (561)               (151,518)           (100)              (41,573)
                                                      ------             -----------            ----              --------
Options outstanding as of December 31, 1999               --             $        --              --              $     --
                                                      ======             ===========            ====              ========

               Oppenheimer Main Street Growth & Income Fund/VA                23

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
7. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $38,191, which represents 0.01% of the Fund's net assets, of which $38,191 is considered restricted. Information concerning restricted securities is as follows:

                                                                                          Valuation Per
                                                                                          Unit as of
                                          Acquisition               Cost Per              December 31,
Security                                  Dates                     Unit                  1999
-------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.           9/29/98-12/29/98          $12.51-$21.54         $31.05

                                  Appendix A

-------------------------------------------------------------------------------
                         RATINGS DEFINITIONS
-------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Rating Services
-------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.




CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently   vulnerable  to  nonpayment  and  is  dependent  upon  favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations  and
are  extremely   speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default   risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

                                  High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                      B-1
                                  Appendix B


-------------------------------------------------------------------------------
                      Industry Classifications
-------------------------------------------------------------------------------

Aerospace/Defense                   Food and Drug Retailers
Air Transportation                  Gas Utilities
Asset-Backed                        Health Care/Drugs
Auto Parts and Equipment            Health Care/Supplies & Services
Automotive                          Homebuilders/Real Estate
Bank Holding Companies              Hotel/Gaming
Banks                               Industrial Services
Beverages                           Information Technology
Broadcasting                        Insurance
Broker-Dealers                      Leasing & Factoring
Building Materials                  Leisure
Cable Television                    Manufacturing
Chemicals                           Metals/Mining
Commercial Finance                  Nondurable Household Goods
Communication Equipment             Office Equipment
Computer Hardware                   Oil - Domestic
Computer Software                   Oil - International
Conglomerates                       Paper
Consumer Finance                    Photography
Consumer Services                   Publishing
Containers                          Railroads
Convenience Stores                  Restaurants
Department Stores                   Savings & Loans
Diversified Financial               Shipping
Diversified Media                   Special Purpose Financial
Drug Wholesalers                    Specialty Printing
Durable Household Goods             Specialty Retailing
Education                           Steel
Electric Utilities                  Telecommunications - Technology
Electrical Equipment                Telephone - Utility
Electronics                         Textile/Apparel
Energy Services & Producers         Tobacco
Entertainment/Film                  Trucks and Parts
Environmental                       Wireless Services
Food

                                      C-3
                   APPENDIX C - MAJOR SHAREHOLDERS

As of April 1, 2000, the number of shares and approximate percentage of shares held of record by separate accounts of the following insurance companies (and their respective subsidiaries) that held 5% or more of the outstanding shares of one of the Funds as shown in the tables below. The full name and address of each insurance company is shown under "Major Shareholders" on page 41:


                  Monarch        ReliaStar       GE          Nationwide    Aetna

Money Fund/VA    26,171,804.122  11,093,546.362   *          *             *
                  12.47%          5.28%

High Income Fund/VA  *            *           16,604,140.786 *             *
                                                 48.99%

Bond Fund/VA         *            *          7,448,544.944  26,927,389.349  *
                                                  14.11%     50.99%

Aggressive Growth    *         *             4,983,384.798  3,330,369.703   *
 Fund/VA                                           16.44%    10.99%

Capital Appreciation
 Fund/VA             *         *             6,535,825.800  12,600,353.500  *
                                                  18.52%     35.70%

Multiple
Strategies   2,927,574.165   2,066,955.383   5,345,372.214  19,388,503.010  *
Fund/VA         8.21%          5.80%            15.00%         54.40%

Global
Securities     *                   *                *       31,070,936.176  *
Fund/VA                                                            45.87%

Strategic Bond Fund/VA   *          *                *      *     8,607,862.354
                                                                     13.99%

Main Street
Growth & Income *         *           *         8,455,401.615    3,167,637.365
Fund/VA                                         29.28%               10.97%

Small Cap Growth
Fund/VA         *         *           *         *                         *
---------------
*Less than 5% of the outstanding shares of that Fund.
                                      (continued)

                   MassMutual     Jefferson-Pilot    CUNA      American General
Money Fund/VA      150,976,417.325    *                 *              *
                   71.92%

High
Income Fund/VA   6,815,140.706        *          5,817,683.356          *
                   20.10%                            17.16%

Bond Fund/VA      12,069,185.864  4,073,511.357        *                *
                   22.86%             7.71%

Aggressive Growth  18,771,463,001      *                *               *
Fund/VA            61.92%

Capital Appreciation
 Fund/VA           8,195,775.646    3,187,616.811      *                 *
                     23.21%           9.03%

Multiple Strategies  3,788,175.008     *               *                 *
Fund/VA              10.63%

Global Securities    32,566,965.144    *                *                *
Fund/VA              48.08%

Strategic Bond
Fund/VA                41,864,107.650  *                 *                *
                            68.03%
Main Street
Growth & Income    12,674,904.018      *                  *              *
Fund/VA              43.90%

Small Cap Growth   656,758.164          *                 *          207,970.245
Fund/VA                 72.22%                                         22.87%
-----------
*Less than 5% of the outstanding shares of that Fund.

                                  (continued)


                Protective

Money Fund/VA        13,991,905.170
                              6.67%

High Income Fund/VA         *

Bond Fund/VA                *

Aggressive Growth           *
Fund/VA

Capital Appreciation
 Fund/VA                    *


Multiple Strategies
Fund/VA                     *

Global Securities           *
Fund/VA

Strategic Bond
Fund/VA               6,211,146.010
                      10.09%

Main Street
Growth & Income       3,121,995.390
Fund/VA               10.81%

Small Cap Growth       *
Fund/VA

-------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
-------------------------------------------------------------------------------

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-888-470-0861

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202


(OppenheimerFunds logo)